CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION PURSUANT TO RULE 24b-2 AS INDICATED BY "[XXX]".











                               SUBLEASE AGREEMENT

                                   dated as of

                                 March 18, 1996

                                     Between

                       TACA INTERNATIONAL AIRLINES, S.A.,

                                  as Sublessor,

                                       and

                         WESTERN PACIFIC AIRLINES, INC.

                                  as Sublessee


                    One Used Boeing Model B737-3S3 Aircraft,
               current United States Registration Mark N375TA and
                      Manufacturer's Serial No. 23787 with
             two CFM International, Inc., Model CFM 56-3B2 Engines,
           Manufacturer's Serial Nos. 721150 and 721743, Respectively


ALL THE RIGHT, TITLE AND INTEREST IN AND TO THIS SUBLEASE AGREEMENT ON THE PART OF TACA INTERNATIONAL AIRLINES, S.A. HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF ING AVIATION LEASE B.V. ONLY THE ORIGINAL COUNTERPART CONTAINS THE RECEIPT THEREFOR EXECUTED BY ING AVIATION LEASE B.V. ON THE SIGNATURE PAGE THEREOF.



                      THIS IS NOT THE ORIGINAL COUNTERPART

CODED FOR TABLE OF CONTENTS

EXHIBIT A                  AIRCRAFT DESCRIPTION
EXHIBIT B                  FORM OF ACCEPTANCE CERTIFICATE
EXHIBIT C                  FORM OF RETURN ACCEPTANCE RECEIPT

                                TABLE OF CONTENTS


                                                                           Page


Section 1.             Definitions........................................... 1

Section 2.             Sublease; Sublease Term; Delivery of
                       Aircraft.............................................. 7
                       (a)  Sublease; Sublease Term.......................... 7
                       (b)  Delays........................................... 7
                       (c)  Condition of Aircraft at Delivery................ 7

Section 3.             Security Deposit and Other Payments................... 8
                       (a)  Security Deposit................................. 8
                       (b)  Basic Rent....................................... 8
                       (c)  Commission....................................... 9
                       (d)  Supplemental Rent................................ 9
                       (e)  Manner of Payment................................ 9
                       (f)  Late Payments.................................... 9
                       (g)  No Setoff, Counterclaim, etc..................... 9

Section 4.             Conditions Precedent and Other
                       Requirements......................................... 11
                       (i) ................................................. 11
                       (a)  Execution and Delivery of
                              Documents..................................... 11
                       (b)  Representations, Warranties, No
                              Default....................................... 11
                       (c)  Resolutions, etc................................ 11
                       (d)  Security Deposit and Basic Rent................. 12
                       (e)  Side Letter..................................... 12
                       (f)  Insurance Certificate........................... 12
                       (g)  Filings; Financing Statements................... 12
                       (h)  Opinions of Counsel............................. 12
                       (i)  No Event of Loss................................ 12
                       (j)  Acceptance by Process Agent..................... 12
                       (k)  Net Worth....................................... 12
                       (l)  Other Documents................................. 13
                       (ii) ................................................ 13
                       (a)  Delivery of Assignments of
                              Warranties.................................... 13
                       (b)  Resolutions, etc................................ 13
                       (c)  Consents to Sublease............................ 13
                       (d)  Extension of Lease.............................. 13
                       (e)  Certificate of No Default....................... 13
                       (f)  Delivery of Sublease Supplement................. 13

                       (g)  Certificate of Airworthiness.................... 13
                       (h)  Acceptance by Process Agent..................... 14
                       (i)  Broker.......................................... 14

Section 5.             Disclaimer; Manufacturer and Vendor
                       Warranties........................................... 14
                       (a)  Disclaimer by Sublessor......................... 14
                       (b)  Sublessor's Representations,
                              Warranties and Covenants...................... 15
                       (c)      Manufacturer and Vendor
                                Warranties.................................. 16

Section 6.             Maintenance; Alterations, Modifications
                       and Additions........................................ 16
                       (a)      Maintenance................................. 16
                       (b)      Maintenance Reserves........................ 19
                       (c)  Replacement of Parts............................ 22
                       (d)      Pooling of Parts............................ 23
                       (e)  Alterations, Modifications and
                                Additions................................... 24

Section 7.             Title and Registration; Liens;
                       Possession........................................... 25
                       (a)      Title and Registration...................... 25
                       (b)      Liens....................................... 26
                       (c)      Operation, Quiet Enjoyment.................. 27
                       (d)      Possession.................................. 27
                       (e)      Identification Plates....................... 29
                       (f)      Reporting Requirements...................... 29
                       (g)      Inspections................................. 29

Section 8.             Loss, Destruction, Requisition, etc.................. 30
                       (a)      Event of Loss with Respect to the
                                Aircraft.................................... 30
                       (b)      Event of Loss with Respect to an
                                Engine...................................... 30
                       (c)      Application of Payments from
                                Governmental Authorities.................... 32
                       (d)      Requisition of Use of the
                                Aircraft.................................... 32
                       (e)      Quiet Enjoyment............................. 33

Section 9.             Insurance............................................ 33
                       (a)      Liability................................... 34
                       (b)      Other Insurance............................. 34
                       (c)      Terms of Insurance.......................... 35
                       (d)      Application of Insurance.................... 37
                       (e)      Reports..................................... 38
                       (f)      Failure to Insure........................... 39
                       (g)      Additional Insurance........................ 39
                       (h)      Notice of Claims............................ 39
                       (i)      Stipulated Loss Value....................... 39

Section 10.  Return of Aircraft............................................. 40
                       (a)      Redelivery upon Termination................. 40
                       (b)      Condition of Aircraft-- General............. 40
                       (c)      Condition of Airframe....................... 42
                       (d)      Condition of Controlled
                                Components.................................. 43
                       (e)      Condition of Engines........................ 43
                       (f)      Ground Inspection by Sublessor.............. 44
                       (g)      Operational Ground Check.................... 44
                       (h)      Demonstration Flight........................ 44
                       (i)      Ferry Flight................................ 45
                       (j)      Deferred Discrepancy Correction............. 45
                       (k)      Flight Cost................................. 45
                       (l)      Aircraft Documentation...................... 46
                       (m)      Service Bulletin Kits....................... 46
                       (n)      Non-U.S. Manufactured Items................. 46
                       (o)      Sublessee's Continuing
                                Obligations................................. 46

Section 11.  Representations, Warranties and
                       Covenants of Sublessee............................... 47

Section 12.            Indemnification...................................... 51
                       (a)      General Indemnity and Expenses.............. 51
                       (b)      General Tax Indemnity....................... 53
                       (c)      Calculation of Tax Indemnity
                                Payments.................................... 56
                       (d)      Contest; Reports............................ 57
                       (e)      Payment..................................... 60
                       (f)      Survival.................................... 60

Section 13.            Assignment; Sublease Subject and
                       Subordinate.......................................... 60
                       (a)      No Impermissible Sublease by
                                Sublessee................................... 60
                       (b)      Assignment by Sublessor..................... 60
                       (c)      Sublease Subject and Subordinate............ 61
                       (d)      Assignments by Sublessor or
                                Lessor...................................... 61

Section 14.            Events of Default; Remedies.......................... 62
                       (a)      Events of Default........................... 62
                       (b)      Remedies.................................... 64

Section 15.            Notices.............................................. 67

Section 16.            Governing Law and Jurisdiction....................... 68
                       (a)      Governing Law............................... 68
                       (b)      Jurisdiction; Service of Process............ 68
                       (c)      Waiver of Immunity.......................... 69

Section 17.            Miscellaneous........................................ 69
                       (a)      Entire Agreement............................ 69
                       (b)      English Language............................ 69
                       (c)      Sublessor's Right to Perform for
                                    Sublessee............................... 69
                       (d)      Application of Payments During
                                    Existence of Default.................... 69
                       (e)      Expenses.................................... 70
                       (f)      Further Assurances.......................... 70
                       (g)      Judgment Currency........................... 70
                       (h)      Invalidity of any Provision................. 70
                       (i)      Changes in Law.............................. 71
                       (j)      Headings.................................... 71
                       (k)      Consent..................................... 71
                       (l)      Third-Party Beneficiaries................... 71
                       (m)      Counterparts................................ 71


EXHIBIT A                  AIRCRAFT DESCRIPTION
EXHIBIT B                  FORM OF ACCEPTANCE CERTIFICATE
EXHIBIT C                  FORM OF RETURN ACCEPTANCE RECEIPT

         This SUBLEASE AGREEMENT, dated as of March 19, 1996, between TACA INTERNATIONAL AIRLINES, S.A., a corporation organized and existing under the laws of El Salvador with its principal place of business in San Salvador, El Salvador, and its successors and assigns ("Sublessor"), and WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of Delaware with its principal place of business in Colorado Springs, Colorado ("Sublessee").

         Sublessor and Lessor (such term and other capitalized terms are used as hereinafter defined) are parties to the Lease.

         Sublessee desires to sublease the Aircraft from Sublessor and Sublessor is willing to sublease the Aircraft to Sublessee upon and subject to the terms, conditions and covenants herein set forth.

         In consideration of and subject to the mutual covenants, terms and conditions contained in this Sublease, Sublessor and Sublessee agree as follows:

         Section 1.          Definitions.

         (a) Unless the context otherwise requires the following terms shall have the following meanings for all purposes of this Sublease and shall be equally applicable both to the singular and plural forms of the terms defined. Any agreement defined below shall include each amendment, modification and supplement thereto and waiver thereof in effect from time to time.

         "Additional Insurance" shall have the meaning ascribed to it in Section 9(f) hereof.

         "Additional Insureds" shall have the meaning ascribed to it in Section 9(c) hereof.

         "Aircraft" shall mean (i) the Airframe, together with two (2) Engines initially installed on such Airframe at the Commencement Date or any Replacement Engine substituted for any such Engine, whether or not any of said initial Engines or Replacement Engines may from time to time no longer be installed on such Airframe or may be installed upon another airframe and the Parts; and (ii) the Aircraft Documentation. As the context requires, "Aircraft" shall also mean the Airframe, any Engine (including a Replacement Engine), any Part, the Aircraft Documentation, or any part thereof individually.

         "Aircraft Documentation" shall mean all (i) log books, aircraft records, manuals and other data or documents provided to Sublessee on or before the Commencement Date, as evidenced by any Schedule attached to the Acceptance Certificate as a receipt thereof; and, (ii) any other documents, drawings, or data which are required to be maintained during the Sublease Term pursuant hereto or by the FAA or the Maintenance Program.

         "Airframe" shall mean that certain Boeing model 737-3S3 airframe bearing manufacturer's serial number 23787.

         "Airframe  Reserve  Amount"  shall have the  meaning  ascribed to it in
Section 6(b).

         "Agent" shall mean ING Aviation Lease, B.V., as agent for the Lenders, its successors and assigns.

         "Approved  Repair  Facility"  shall have the meaning  ascribed to it in
Section 6(a)(ii).

         "Basic Rent" shall have the meaning ascribed to it in Section 3(b) hereof.

         "Credit Agreement" shall mean the Credit Agreement dated as of November 4, 1993 between First Security Bank of Utah, National Association, as owner trustee, as borrower, Amerilease Capital Corporation, as owner participant and guarantor and the Agent, as may be amended or supplemented from time to time.

         "Commencement Date" shall mean the date upon which the Aircraft is tendered to Sublessee in conformity with this Sublease and the Sublease Supplement is executed and delivered.

         "Cycle" shall mean any flight of the Aircraft or, in the case of an engine not attached to an aircraft, any airframe to which an Engine is attached, consisting of one take-off and one landing regardless of time elapsed between take-off and landing and distance flown.

         "Debt" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits and advances of any kind, whether evidenced by bonds, debentures, notes or other instruments, (b) all obligations of such Person upon which interest charges at customarily paid,
(c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (e) any lease obligation that, in accordance with generally accepted accounting principles has been or should be capitalized on the books of such Person, and (f) all guarantees of such Person of the debts or obligations for borrowed money of any other Person, whether direct or indirect, absolute, contingent or otherwise.

         "Default" shall mean any event that, with the passage of time or the giving of notice or both, would become an Event of Default.

         "Dollars" and "US$" shall mean lawful currency of the United States of America.

         "Engine" shall mean (i) each of the two CFM International Inc. Model CFM 56-3B2 jet aircraft engines bearing manufacturer's serial numbers 721150 and 721734, respectively, whether or not from time to time installed on such Airframe or installed on any other airframe, and (ii) any Replacement Engine that may from time to time be substituted as contemplated by Section 8(b) for an Engine subleased hereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Sublessor in accordance with the terms of Section 6(c) after removal from any such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted and the Engine for which the substitution is made shall be released from the Lien of the Mortgage, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then subleased hereunder. Each Engine has and any Replacement Engine hereunder will have not less than 750 rated takeoff horsepower.

         "Engine Loss Value" shall mean, in respect of each engine, [XXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].

          "Engine  Reserve  Amount"  shall have the  meaning  ascribed  to it in
Section 6(b) hereof.

         "Event of Default" shall have the meaning ascribed to it in Section 14(a) hereof.

         "Event of Loss" with respect to the Aircraft, the Airframe or any Engine (hereinbelow referred to as "property") shall mean any of the following events with respect to such property: (i) loss of such property or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property that results in the receipt of insurance proceeds with respect to such property on the basis of a total loss;
(iii) the condemnation, confiscation or seizure of, or requisition of title to, such Property by any authority, or a requisition for use of such property by any authority other than a Government Entity of the United States of America; (iv) as a result of any rule, regulation, order or other action by the FAA, or other governmental body having jurisdiction thereof or any other occurrence, the use of such property in the normal course of air transportation of persons shall have been prohibited for a period of three consecutive months unless Sublessee, prior to the expiration of such three-month period, shall have undertaken and shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by Sublessee or, in any event, if such use shall have been prohibited for a period of six consecutive months; (v) the inability for any reason of Sublessor to obtain possession of such Aircraft within 30 days after this Sublease shall have been declared to be in default pursuant to Section 14, free and clear of all liens (other than Sublessor's Liens); and (vi) in the case of an Engine, as described in clause (iii) of
Section 7(d). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

         "FAA" shall mean the United States Federal Aviation Administration and any successor agency thereto.

         "Federal Aviation Act" shall mean the United States Federal Aviation Act of 1958 as amended, and the regulations promulgated thereunder.

         "First Security" shall mean Lessor, in its individual capacity.

         "Flight Hour" shall mean each hour or part thereof elapsing from the moment the wheels of the Airframe (or other airframe on which an Engine is then installed) leave the ground on takeoff until the wheels of the Airframe (or such other airframe) touch the ground on landing following such flight. For purposes of all calculations under this Sublease measured in Flight Hours, such hours, including fractions thereof, shall be measured to two decimal places.

         "Government Entity" means (i) any national, state or local government of the United States of America or any other country where the Aircraft may be flown and operated by Sublessee, (ii) any board, commission, department, division, instrumentality, court, agency or political subdivision of any entity described in (i) above, however constituted, and (iii) any association, organization, or institution of which any entity described in (i) or (ii) above it a Member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

         "Indemnitee" shall have the meaning ascribed to it in Section 12(a) hereof.

         "Lease" shall mean that certain Aircraft Lease Agreement dated as of November 4, 1993, between Lessor and Sublessor, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof.

         "Lenders" shall mean ING Aviation Lease, B.V. and each Person who shall become a Lender in accordance with the provisions of the Credit Agreement.

         "Lessor" shall mean First Security Bank of Utah, National Association, not in its individual capacity but solely as owner trustee under that certain Trust Agreement dated as of

November 4, 1993, between First Security and the owner participant named therein.

         "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim of any nature whatsoever.

         "Maintenance Program" shall have the meaning ascribed to it in Section 6(a) hereof.

         "Maintenance Reserves" shall have the meaning ascribed to it in Section 6(b) hereof.

         "Manufacturer" shall mean The Boeing Company, a corporation organized and existing under the laws of Delaware.

         "Mortgage" shall mean the Mortgage and Security Agreement, dated as of November 4, 1993, between Lessor and Agent relating to the Aircraft, as the same may be amended, supplemented or modified from time to time.

         "Parts" shall mean any and all appliances, parts, avionics, attachments, accessions, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines).

         "Payment Date" shall mean the fifteenth (15) day of each consecutive calendar month commencing with the calendar month immediately following the Commencement Date and each consecutive calendar month thereafter during the Sublease Term; provided however that Sublessee, on or prior to the Commencement Date, shall pay Basic Rent in respect of the Aircraft corresponding to the first month of the Sublease Term.

         "Permitted Lien" shall have the meaning ascribed to it in Section 7(b) hereof.

         "Person" shall mean an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, or a Government Entity.

         "Post-Default Rate" shall mean a rate per annum equal to three percent (3%) above the rate publicly announced from time to time by Citibank, N.A., New York, New York (or any successor institution) as its "prime rate" (or, if no such rate exists, any comparable reference rate established by such institution) on the basis of the actual number of days elapsed over a 360-day year.

         "Process Agent" shall have the meaning ascribed to it in Section 16(b) hereof.

         "Rent" shall mean Basic Rent and Supplemental Rent.

         "Replacement Engine" shall mean a CFM International, Inc. CFM 56-3B2 jet aircraft engine (or engine of the same manufacturer of the same or an improved model) approved by Sublessor, that has a value, utility and thrust at least equal to those of the Engines, together with all Parts relating to such engine.

         "Security Assignments" shall mean an instrument or instruments, in form and substance satisfactory to Lessor and Lender, pursuant to which Sublessor assigns to Lessor (and Lessor further assigns to Agent) all of Sublessor's right and interest in and to this Sublease.

         "Security Deposit" shall have the meaning ascribed to it in Section 3(a) hereof.

         "Stipulated Loss Value" shall mean in respect of the Aircraft as of any particular date, such amount as is set forth on Schedule 1 hereto.

         "Sublease," "this Sublease Agreement," "this Sublease," "this Agreement," "herein," "hereunder," "hereby," or other words shall mean this Sublease as originally executed or as modified, amended or supplemented pursuant to the applicable provisions hereof.

         "Sublease Supplement" shall mean the Sublease Supplement dated as of even date herewith, in form and substance satisfactory to Sublessor.

         "Sublease Term" shall have the meaning ascribed to it in Section 2(a) hereof.

         "Sublessor Lien" shall mean any Lien arising as a result of (i) claims against Sublessor or Lessor not related to the transactions contemplated by this Sublease, (ii) Taxes imposed against Sublessor or Lessor that are not indemnified against by Sublessee pursuant to Section 12(b), (iii) the Lease,
(iv) the Mortgage or (v) claims against Sublessor or Lessor arising out of the transfer by either of them of all or any part of its interest in the Aircraft other than by reason of the occurrence of an Event of Loss or following an Event of Default.

         "Supplemental Rent" shall mean all amounts, sums, monies, indebtedness, liabilities and obligations (other than Basic Rent) that Sublessee assumes, agrees or otherwise becomes liable to pay to Sublessor or others hereunder or under any other document or agreement entered into by Sublessee and Sublessor in connection herewith or with the transactions contemplated hereby and thereby including, without limitation, payments of Maintenance Reserves, Stipulated Loss Value and any interest payable with respect to payments pursuant to Section 3(e).

         "Tax" or "Taxes" shall mean any and all fees (including, without limitation, license and registration fees), taxes (including, without limitation, gross receipts, income, sales, rental, use, turnover, value added, property (tangible or intangible), excise and stamp taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any and all penalties, fines, additions to tax and interest thereon or computed by reference thereto).

         "Taxing Authority" shall have the meaning ascribed to it in Section 12(b) hereof.


         Section 2.          Sublease; Sublease Term; Delivery of Aircraft.

         (a) Sublease; Sublease Term. Sublessor hereby subleases to Sublessee, for a period (the "Sublease Term") commencing on the Commencement Date and ending, unless earlier terminated pursuant to the provisions of this Sublease, on such date as shall fall 120 consecutive calendar months following the Commencement Date (the "Expiration Date").

         (b) Delays. Sublessor will not be liable for any delay in commencement of the Sublease which is beyond Sublessor's reasonable control, but if such delay causes the Commencement Date of the Sublease Term of the Aircraft to be delayed beyond March 31, 1996, either party may terminate this Sublease and neither party shall have any further liability to the other hereunder, other than Sublessor's obligation to return the Security Deposit (and other monies heretofore paid by Sublessee to Sublessor) to Sublessee.

         (c) Condition of Aircraft at Delivery. On the Commencement Date, the Aircraft (i) shall be in an airworthy condition and have all systems functioning in accordance with manufacturer's recommendations, (ii) shall have a current and valid Certificate of Airworthiness issued by the FAA, (iii) shall be painted white, (iv) shall be fresh from its last scheduled "C" check, other than hours flown in respect of test and ferry flights, (v) shall be in a 136Y (136 seats, single class cabin) configuration, and (vi) shall be in accord with the description thereof set forth in Exhibit A hereto. Sublessee acknowledges that it has inspected and technically accepted the Aircraft prior to the date hereof, and Sublessee agrees to accept the Aircraft under the terms of this Sublease when duly tendered by Sublessor in accordance herewith. Upon such tender, Sublessee shall execute a Sublease Supplement, which will be conclusive proof as between Sublessor and Sublessee that Sublessee has examined the Aircraft, that the Aircraft and the Aircraft Documentation are satisfactory to Sublessee and that Sublessee has accepted the Aircraft for all purposes hereof without any reservations whatsoever (except as noted therein).

         Section 3.          Security Deposit and Other Payments.

         (a) Security Deposit. Sublessee has heretofore paid to Sublessor the amount of [XXXXXXXXXXX] in partial fulfillment of its obligation to pay the Security Deposit. On or prior to the Commencement Date, Sublessee shall deliver to Sublessor the balance of the security deposit (the "Security Deposit") such that as of the Commencement Date Sublessor shall have received the total sum of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] (the "Security Deposit Amount"). The Security Deposit shall be held by Sublessor during the Sublease Term as security for the full and punctual performance by Sublessee of all of its obligations hereunder. During the Sublease Term, the Security Deposit may be commingled by Sublessor with other funds. Interest, if any, earned on the Security Deposit shall be for Sublessor's sole account. Sublessor may, but shall not be obligated to, apply the Security Deposit, in whole or in part for the payment of any Basic Rent owing hereunder or any other amount owing from time to time by Sublessee hereunder, or utilize the Security Deposit in whole or in part to perform any of Sublessee's obligations hereunder or otherwise remedy any Event of Default, without prejudice to any other remedy of Sublessor. Sublessee shall not attempt to subject the Security Deposit to any Lien or to assign any interest therein to any Person and, to the extent of its interest therein. Sublessee hereby grants to Sublessor a Lien in the Security Deposit and assigns and transfers to Sublessor any and all of Sublessee's right, title and interest therein, as security as provided above, and Sublessor shall be entitled to the remedy of offset against and application of the Security Deposit, without any prior notice to or demand against Sublessee (except to the extent otherwise required by applicable law), all of which are hereby waived. If Sublessor uses or applies all or a portion of the Security Deposit, such application shall not be deemed a cure of any Event of Default, until and unless Sublessee shall have replenished the amount applied hereunder within the time period provided herein. Sublessee shall replenish any portion or all of the Security Deposit applied by Sublessor to satisfy, in whole or in part, any Event of Default by depositing with Sublessor in immediately available funds an amount sufficient to restore the Security Deposit to the Security Deposit Amount within three (3) Business Days after Sublessor's demand therefor. Within fifteen (15) days after redelivery of the Aircraft to Sublessor by Sublessee, and provided the Aircraft is delivered in full conformity with the return conditions set forth in Section 10 hereof, and that Sublessee has paid in full, all amounts owing by Sublessee hereunder and performed all of its obligations hereunder, Sublessor will return to Sublessee the Security Deposit, without interest, less any amounts applied by Sublessor and not replenished by Sublessee.

         (b) Basic Rent. Sublessee agrees to pay Sublessor, or, for so long as the Mortgage remains in effect, Agent, rent with respect to the aircraft, monthly, in advance on each Payment

Date, in the amount of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] per month ("Basic Rent"). All payments of Basic Rent shall be made in immediately available funds, in Dollars by 2:00 p.m. New York time on the date when due; provided, however, that in the event that any payment should be due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day without any penalty for late payment.

         (c) Commission. Sublessee shall pay to Sublessor the amount of [XX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] per month ("Commission Payment"), monthly, in advance on or before each Payment Date during the Sublease Term and any renewals thereof, if applicable, as payment or reimbursement for and in respect of the commission payable to Cauff, Lippman & Crane Aviation, Inc. as sole brokers in respect of this Sublease. Sublessor shall pay such commission to Cauff, Lippman & Crane Aviation, Inc.

         (d) Supplemental Rent. Sublessee also agrees promptly to pay to Sublessor any and all Supplemental Rent, as the same shall become due and owing, and in the event of any failure on the part of Sublessee to pay any Supplemental Rent, Sublessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent.

         (e) Manner of Payment. All Basic Rent and Supplemental Rent (other than the Security Deposit and Maintenance Reserves) required to be made to Sublessor hereunder shall be paid (i) so long as the Mortgage remains in effect, directly to Agent at: The Northern Trust International Banking Corp., New York, New York, account of ING Bank, [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]; and (ii) thereafter, to such bank accounts as Sublessor shall specify by written notice to Sublessee. All payments of Supplemental Rent shall be made in immediately available funds in Dollars by 2:00 p.m. New York time, on the daft when due;
provided, however, that in the event that any Payment should be due on a day that is not a Business Day then such payment shall be made on the Business Day next succeeding such day without any penalty for late payment.

         (f) Late Payments. As to any (i) amount due under this Sublease that is not paid when due as herein provided, or (ii) advance made by Sublessor of any amount required to be paid by sublessee as herein provided and not so paid by Sublessee, Sublessee shall pay to Sublessor at the time of payment thereof, as Supplemental Rent, interest thereon at the Post-Default Rate, from either the due date thereof (as to amounts referred to in clause (i)) or the date of the advance by Sublessor (as to amounts referred to in clause (ii)), as the case may be, to the date such late payment is paid in full.

         (g) No Setoff, Counterclaim, etc. Notwithstanding anything to the contrary herein and except as otherwise set forth in this

Section 3(f), Sublessee's obligations and liabilities to pay all amounts payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right that Sublessee may have against Sublessor or any other Person for any reason whatsoever, (ii) any defect in the title caused directly by an act or omission of Sublessee, airworthiness, condition, design, operation or fitness for use of or any damage to or loss or destruction of, the Aircraft, the Airframe, any Engine or any Part of any thereof or any interruption or cessation in the use or possession of any thereof by Sublessee for any reason whatsoever, (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Sublessee, (iv) the disaffirmance or rejection of this Sublease by Sublessor or any trustee in bankruptcy (or similar party) provided that there shall have been no change materially adverse to the Sublessee in any of the terms or conditions of this Sublease in connection with applicable bankruptcy proceedings, (v) claims against the Manufacturer or manufacturers of the Aircraft, the Airframe, any Engine, Part or component thereof, (vi) enforceability or lack of enforceability of any of the terms or conditions of this Sublease, (vii) breach by Sublessor of any warranty, express or implied, with regard to the Aircraft, the Airframe, any Engine any Part of any thereof, including, without limitation, merchantability or fitness for any purpose or use relating to or otherwise made or alleged to be made by Sublessor to Sublessee or any of it agents, representatives or employees with regard to the Aircraft, the Airframe, any Engine or any Part of any thereof, (viii) any right, claim, demand, bill, action or suit whatsoever by or against or on the part of Sublessee against Sublessor, including, without limitation, whether arising out of legal action or otherwise (x) at law or in equity, (y) whether affirmative, negative or defensive in nature for or on account of the legality, enforceability, validity or other infirmity as to (A) any of the terms or conditions of this Sublease, (B) any express or implied warranty as to the Aircraft, the Airframe, any Engine or any Part of any thereof or (C) arising out of or as a result of any contract, agreement, assignment or transaction between Sublessor and Sublessee whether direct or indirect, written or oral, (ix) any interruption or cessation in the use or possession of the Aircraft by or availability of the Aircraft to Sublessee for any reason whatsoever whether arising out of relating to an act or omission of Sublessee; or (x) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing which but for this provision might have the effect of terminating this sublease, it being the intention of the Sublessor and Sublessee that all Rent and other amounts payable by Sublessee hereunder shall be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Sublease. Sublessee hereby waives, to the fullest extent permitted by applicable law any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Sublease except in accordance with the express terms hereof. Notwithstanding anything contained in this Section 3(f) in the event that as a result of a breach by Sublessor or anyone claiming by through or under Sublessor of its covenant of quiet enjoyment (including any defect in title not caused by an act or omission of Sublessee which defect in title shall have caused the Aircraft to be deregistered under the Federal Aviation Act), Sublessee shall be deprived of possession or use of the Aircraft under and in accordance with this Sublease, Sublessee shall not be required to pay Basic Rent and Maintenance Reserves in respect of such period of non-possession of or inability to use the Aircraft. Each payment of Rent made by Sublessee shall be final as to Sublessor and Sublessee, and Sublessee will not seek to recover all or any part of any such payment of Rent from Sublessor or its successors or assigns for any reason whatsoever.

         Nothing in this Section 3(f) or elsewhere in this Sublease shall be construed to limit Sublessee's right to seek a recovery of any payment of Rent or any other amount which is not due and payable hereunder, or to limit Sublessee's rights and remedies to pursue, in a court of law or otherwise, any claim it may have against Sublessor on account of any failure of Sublessor to perform its obligations hereunder or in connection herewith.

        Section 4.           Conditions Precedent and Other Requirements.

         (i) The obligation of Sublessor to sublease the Aircraft to Sublessee on the terms and conditions herein set forth is subject to the satisfaction, on or before the Commencement Date, of each of the following conditions:

         (a) Execution and Delivery of Documents. Sublessee shall have duly executed and delivered to Sublessor (i) this Sublease, (ii) an Acceptance Certificate in the form of Exhibit B hereto covering the Aircraft and effective as of the Commencement Date, (iii) the Sublease Supplement, and (iv) a consent or consents to the Security Assignments in form and substance satisfactory to Lessor and Agent.

         (b) Representations, Warranties, No Default. (i) All of the representations and warranties of Sublessee contained in this Sublease shall be true and correct on and as of the Commencement Date as though made on such date or, if they relate solely to an earlier date, as of such date and (ii) no Default or Event of Default shall have occurred and be continuing or would result from Sublessee's execution, delivery and performance of this Sublease, and Sublessor shall have received an Officer's Certificate in form and substance satisfactory to it, to the effect of each of the foregoing.

         (c) Resolutions, etc. Sublessor shall have received, in form and substance satisfactory to its (i) certificate of the Secretary or an Assistant Secretary of Sublessee with respect to the resolutions of the Board of Directors of Sublessee authorizing the execution, delivery and performance by Sublessee of this Sublease and all other documents and certificates contemplated hereby to be executed on behalf of Sublessee, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Sublessee; and
(ii) such other documents and evidence with respect to Sublessee as Sublessor may reasonably request in order to establish the consummation of the transactions contemplated by this Sublease, the taking of all proceedings in connection therewith and compliance with the conditions set forth in this
Section 4.

         (d) Security Deposit and Basic Rent. On or before the Commencement Date
(i) Sublessor shall have received immediately available funds in the amount of the balance of the Security Deposit Amount and (ii) Agent shall have received the first Basic Rent payment.

         (e) Side Letter. On or before the Commencement Date, Sublessor shall have received all amounts due to it under that certain side letter dated as of even date herewith.

         (f) Insurance Certificate. Sublessor shall have received, on or prior to the Commencement Date, in form and substance satisfactory to it and to Agent, an insurer's or broker's certificate as to the due compliance by Sublessee with the insurance provisions of Section 9.

         (g) Filings; Financing Statements. Sublessor shall have received evidence satisfactory to it that this Sublease and the Security Assignments shall each have been duly filed for recordation with the FAA pursuant to the Federal Aviation Act. If requested by Sublessor, Sublessee shall have executed (as debtor) and delivered to Sublessor one or more precautionary Uniform Commercial Code financing statements for filing in such places in the United States as, in the Sublessor's opinion, are necessary or desirable.

         (h) Opinions of Counsel. Sublessor shall have received a favorable opinion or opinions addressed to Sublessor and Lessor from Winthrop, Stimson, Putnam & Roberts and Sparks, Dix, counsel for Sublessee, dated as of the Commencement Date.

         (i) No Event of Loss. No Event of Loss shall have occurred with respect to the Aircraft or any Engine.

         (j) Acceptance by Process Agent. CT Corporation System shall have accepted its appointment as Process Agent on behalf of Sublessee by one or more instruments in writing delivered to Sublessor.

         (k) Net Worth. On and as of the Commencement Date Sublessee shall have a net worth of not less than U.S.$50,000,000, as determined in accordance with generally accepted accounting principles.

         (l) Other Documents. Sublessor shall have received such other documents and matters incident to foregoing as Sublessor, Lessor or Agent may reasonably request and such other agreements as Sublessor, Lessor or Agent may reasonably request, as each deems necessary or desirable to consummate the transactions contemplated hereby.

         (ii) The obligation of Sublessee to sublease the Aircraft from Sublessor pursuant hereto is subject to the satisfaction, on or before the commencement date, of each of the following conditions:

         (a) Delivery of Assignments of Warranties. Sublessee shall have received from Sublessor Assignments of Warranties in form and substance reasonably acceptable to Sublessee, duly accepted by the Manufacturers of the Airframe and the Engine.

         (b) Resolutions, etc. Sublessee shall have received, in form and substance reasonably satisfactory to it: (i) a certificate of the Secretary or an Assistant Secretary of Sublessor, in the form attached as part of Exhibit D hereto, with respect to the resolutions of the Board of Directors of Sublessor authorizing the execution, delivery and performance by Sublessor of this Sublease and all other documents and certificates contemplated hereby to be executed on behalf of Sublessor, and the authority and signatures of the persons authorized to execute and deliver such documents on behalf of Sublessor; and
(ii) such other documents and evidence with respect to Sublessor as Sublessee may reasonably request in order to establish the consummation of the transactions contemplated by this Sublease, the taking of all proceedings in connection therewith and compliance with the conditions set forth in this
Section 4.

         (c) Consents to Sublease. Sublessee shall have received the written consents of Lessor and Agent to this Sublease.

         (d) Extension of Lease. Sublessee shall have received a copy of that certain Amendment to Lease dated on or prior to the date hereof pursuant to which the terms of the Lease shall have been extended such that it shall be at least coterminous herewith.

         (e) Certificate of No Default. Sublessee shall have received a certificate of a duly authorized officer of Sublessor to the effect that no Default or Event of Default, as defined therein, has occurred and is continuing under the Lease or the Mortgage.

         (f) Delivery of Sublease Supplement. Sublessor shall have delivered to Sublessee the Sublease Supplement.

         (g) Certificate of Airworthiness. The Certificate of Airworthiness for the Aircraft shall not have been withdrawn.

         (h) Acceptance by Process Agent. Greenberg, Traurig et al. shall have accepted its appointment as Process Agent on behalf of Sublessor.

         (i) Broker. Sublessee shall have received a letter from Cauff, Lippman & Crane Aviation, Inc., addressed to and in form and substance satisfactory to it, to the effect that Cauff, Lippman & Crane Aviation will not seek to recover any amounts in respect of the Aircraft, Engines or Parts from Sublessee.

         Section 5.          Disclaimer; Manufacturer and Vendor Warranties.

         (a) Disclaimer by Sublessor. PRIOR TO THE EXECUTION OF THIS SUBLEASE, SUBLESSEE HAS SELECTED THE TYPE OF AIRCRAFT, AIRFRAME, ENGINES AND PARTS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 5(B) BELOW, NEITHER SUBLESSOR, LESSOR, AGENT, ANY LENDER NOR ANY SUCCESSOR IN INTEREST TO EITHER HAS MADE NOR SHALL BE DEEMED TO HAVE MADE AND ACCORDINGLY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE AIRCRAFT, AIRFRAME, ENGINES AND PARTS, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE, AND SUBLESSOR (FOR ITSELF, LESSOR, AGENT AND ANY LENDERS) EXPRESSLY DISCLAIMS THE SAME AND AS RESPECTS SUBLESSOR. SUBLESSEE LEASES THE
AIRCRAFT, AIRFRAME, ENGINES AND PARTS "AS IS" AND "WHERE IS". EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 5(B) BELOW, SUBLESSOR HEREBY EXPRESSLY DISCLAIMS ANY WARRANTY EITHER EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) RELATING TO THE CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION, OR PERFORMANCE OF THE AIRCRAFT OR THE SUITABILITY OF THE AIRCRAFT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. SUBLESSOR, LESSOR, AGENT AND ANY LENDER SHALL HAVE NO LIABILITY TO SUBLESSEE FOR ANY CLAIM, LOSS OR DAMAGE WHATSOEVER INCLUDING, BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES, CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR AIRFRAME, ANY OF THE ENGINES OR PARTS, OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY INCIDENT WHATSOEVER IN CONNECTION THEREWITH ARISING IN STRICT LIABILITY, NEGLIGENCE, GROSS NEGLIGENCE OR OTHERWISE, OR IN ANY ACTION RELATED TO OR ARISING OUT OF THIS SUBLEASE OR ANY OTHER DOCUMENT AND WHETHER INVOLVING PERSONAL INJURY, PROPERTY DAMAGE OR OTHERWISE, EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 5(b) BELOW, SUBLESSEE HEREBY WAIVES AS BETWEEN ITSELF, SUBLESSOR AND ANY PERSON CLAIMING BY, THROUGH OR UNDER SUBLESSOR, LESSOR, AGENT AND ANY LENDER, ALL ITS RIGHTS, EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE), AGAINST SUBLESSOR OR ANY OTHER SUCH PERSON IN AND TO THE AIRCRAFT RELATING TO THE
CAPACITY, AGE, QUALITY, DESCRIPTION, STATE, CONDITION, DESIGN, CONSTRUCTION, USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT AND THE LEASING THEREOF BY SUBLESSOR TO SUBLESSEE, OR TO THE MERCHANTABILITY OR SUITABILITY OF THE AIRCRAFT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO ITS AIRWORTHINESS. In particular and without prejudice to the generality of the foregoing, neither Sublessor nor any such other Person shall be under any liability whatsoever and howsoever arising, whether in contract or tort or both, in respect of any loss, liability, damage or delay of or to or in connection with any of the Aircraft or any Person or property whatsoever, whether on board the Aircraft or elsewhere, irrespective of whether such loss, damage or delay shall arise (x) from the unairworthiness of the Aircraft, or (y) from any action or omission of Sublessor or any other such Person (other than any action or omission that constitutes willful misconduct or gross negligence of Sublessor).

         (b) Sublessor's Representations, Warranties and Covenants. Notwithstanding and as the sole exception to Section 5(a), Sublessor represents and warrants that (1) it is a Sociedad anonima, duly formed and validly existing under the laws of El Salvador and has legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Sublease, (ii) unless a Default or an Event of Default shall have occurred and be continuing neither Sublessor or Lessor nor anyone claiming by, under or through Sublessor or Lessor shall take any actions inconsistent with Sublessee's right of quiet enjoyment, (iii) the Aircraft and the Aircraft Records have been maintained in accordance with TACA's FAA approved maintenance program during the period that such Aircraft has been leased to Sublessor, (iv) Sublessor shall indemnify and hold Sublessee harmless from any claims or damages arising out of that certain prior Letter of Intent by and between Sublessor and Transbrasil S.A. Linhas Aereas concerning the Aircraft; (v) holds all material licenses, certificates and permits necessary for the conduct of its business as now conducted; (vi) the execution, delivery and performance of this Sublease has been duly authorized by all necessary corporate action of Sublessor, and does not and will not (a) result in the violation of the provisions of the charter documents or bylaws of Sublessor as in effect on the date hereof, (b) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Sublessor, except such approvals which have been obtained and are in full force and effect, (c) contravene any law, rule or regulation or any order of any Government Entity binding on Sublessor, and (d) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Sublessor under, any indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Sublessor is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Sublessor or any of its properties; (vii) this Sublease constitutes the legal, valid and binding obligation of Sublessor, enforceable against Sublessor in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity

(regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose; (viii) at least fifty percent (50%) of the issued and outstanding shares, representing 50% or more in value of Sublessor, are owned by residents of El Salvador; and (viii) no Default or Event of Default as defined therein has occurred and is continuing under the Lease or the Mortgage.

         (c) Manufacturer and Vendor Warranties. Sublessor hereby assigns to Sublessee for the duration of the Sublease Term (so long as no Event of Default shall have occurred and be continuing) all assignable warranties, if any, given by the Manufacturer and other vendors with respect to the Aircraft and Engines and shall obtain Manufacturer's consent to such Assignment. Sublessee will diligently and promptly pursue any valid claims it may have under such warranties and will provide notice of the same to Sublessor. To the extent that any warranty given by the Manufacturer or others with respect to the Aircraft or Engines is not assignable or otherwise made available to Sublessee, Sublessor agrees, at its option, either (i) to authorize Sublessee to take such action to enforce such warranty in the name of Sublessor as Sublessee sees fit or (ii) to exert reasonable efforts at Sublessee's request and expense (and subject to
Sublessee making adequate provision to the satisfaction of Sublessor with respect to such expense) to enforce any such warranties for the benefit of Sublessee. Effective on the return of the Aircraft or the termination of this Sublease, whichever is earlier, Sublessee hereby assigns any remaining warranties, and any claims thereunder, to Sublessor or its designee. Upon exercise by Sublessor or any Party claiming by, through or under Sublessor of any remedies in respect of an Event of Default, and at the latest, upon expiration of the Sublease Term, the benefit of all warranties referred to herein shall immediately revert and be deemed to have been reassigned by Sublessee to Sublessor.

         Section 6.          Maintenance; Alterations, Modifications and
                             Additions.

         (a)      Maintenance.

                  (i) So long as Sublessor has not committed a breach of its covenant of quiet enjoyment which shall have the effect of depriving Sublessee of the use or possession of the Aircraft, during the Sublease Term and until the Aircraft is returned to Sublessor, Sublessee shall, at its sole cost and expense, service, inspect, test, maintain, overhaul and repair the Aircraft, the Engines and all of the Parts in accordance with Sublessee's FAA approved airworthiness maintenance and inspection program, a copy of which has been or will be delivered to Sublessor on or prior to the Commencement Date (the "Maintenance Program") and in Conformity with the rules and regulations of the FAA,
         (A) so as to keep the Aircraft in as good condition (operating and otherwise), appearance and repair as when delivered to Sublessee hereunder, ordinary wear and tear excepted and otherwise to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under applicable law, and to be and remain registered in the United States pursuant to the Federal Aviation Act, and (B) in the same manner and with the same care as used by Sublessee with respect to similar aircraft and engines owned or operated by Sublessee (it being the intention of the parties hereto that Sublessee shall not discriminate against the Aircraft in respect of any maintenance matters). Sublessee shall be authorized to amend its Maintenance Program; provided, however, that notwithstanding such amendment, the Maintenance Program shall, it all times during the Sublease Term, be in full conformity with the requirements set forth above and, further provided, that Sublessee shall have obtained Sublessor's prior written consent to any material amendment or change in or to the Maintenance Program. All service, inspection, maintenance, modification, repair and overhaul shall be performed or caused to be performed by Sublessee in accordance with all applicable FAA requirements and under the Maintenance Program, and shall be accomplished in accordance with all applicable service, inspection, maintenance, modification, repair and overhaul manuals and bulletins published by the Manufacturer or the manufacturers of the Engines or engines, equipment, accessories or Parts installed on the Aircraft. Without limiting the generality of the foregoing or the obligations of Sublessee hereunder, Sublessee agrees that such maintenance and repairs will include but will not be limited to each of the following:

                                    (A)     to  perform   in accordance with the
                  Maintenance Program all routine and non-routine maintenance work;

                                    (B) to comply on a  terminating  basis  with
                  all outstanding mandatory orders, airworthiness directives and instructions issued by the FAA affecting the Aircraft that have an effective date for compliance prior to, or sooner than one hundred eighty (180) days after, the return date of the Aircraft;

                                    (C)  to  incorporate  in  the  Aircraft  all
                  service bulletins of the Manufacturer, the Engine manufacturer and other vendors which Sublessee schedules to incorporate during the Sublease Term on aircraft or engines in its Boeing 737 fleet;

                                    (D)  to   incorporate   in  to   maintenance
                  schedule for the Aircraft a corrosion control program as recommended by Manufacturer and the FAA and to carry out such work as may be required to comply therewith, including periodic inspections of fuel tanks, periodic inspection and clean-up under galleys and lavatories, the cleaning and treating of all mild and moderate corrosion and the correcting of all severe and exfoliated corrosion in accordance with the recommendations of the Manufacturer; and

                                    (E) to maintain, in the English language (1)
                  the Aircraft Documentation and (2) any other records, logs or other documents, information or materials relating to the service, inspection, testing, maintenance, modification, overhaul and repair of the Aircraft, any Engine and any Part which are required by the FAA or by applicable law, all of which shall at all times be kept current and up-to-date, shall conform with the laws of any Government Entity having jurisdiction and with normal practices of commercial air carriers, shall disclose the location of any Engine or Part not installed on the Airframe and shall be made available for review by Sublessor on reasonable notice.

                  (ii) Sublessee shall have designated persons in its employment authorized by the FAA to perform service, inspection, modifications repair and alterations of the Aircraft, and to return the Aircraft to Sublessee's revenue service after such performance has been accomplished by Sublessee or shall have the same performed on its behalf by an FAA approved repair and overhaul station in conformity with FAR 145 ("Approved Repair Facility"). For purposes hereof, Sublessor acknowledges that Sublessee's maintenance and repairs in connection with "C" checks and "D" checks (or the equivalent thereof) are being Performed by Tramco, Inc. of Seattle, Washington. In the event Sublessee has a third party accomplish, on a continuous basis, some or all of the maintenance requirements under the Maintenance Program (excluding "A," preflight and transit checks) such maintenance by said third party must be accomplished in accordance with the provisions of this Section 6(a). Sublessor shall be entitled and Sublessee shall ensure that Sublessor is permitted to reasonably visit the facilities of any such third party maintenance performer to inspect the maintenance work performed on and the maintenance records of the Aircraft including any Engine or Part.

                  (iii) Sublessor may request that Sublessee accomplish changes desired by Sublessor to the Aircraft during Sublessee's layup of the Aircraft for maintenance under the Maintenance Program in those circumstances where such changes are not required under this Section 6(c). No such request shall be unreasonably denied by Sublessee provided that no such changes shall require Sublessee to keep the Aircraft out of service for any longer period than the period which Sublessee's maintenance of the Aircraft was scheduled to require. With respect to such requested changes, Sublessor, at its expense, shall provide retrofit kits of parts and installation instructions to Sublessee. Sublessor shall, within thirty (30) days (or such earlier period as may be required by any Authorized Repair Facility performing the requested change(s)) of receipt of an invoice detailing the same, pay all costs thereof which costs shall have been agreed upon prior to performance of the requested changes.

                  (iv) Sublessee shall give Sublessor not less than thirty (30) days' prior written notice of the anticipated date, location and Approved Repair Facility in respect of any "C" check or "D" check (or its equivalent) to be performed on the Aircraft.

                  (v) Repairs will be accomplished as follows: (A) any repair to the Aircraft shall be accomplished pursuant to the appropriate manufacturer's repair manual instructions under an FFA approved program; and (B) any material repair to the Aircraft that is not covered by appropriate manufacturer's repair manual instructions shall be subject to Sublessor's prior written approval and shall be made under an FAA approved program.

                  (vi) Notwithstanding anything to the contrary contained herein and provided that the same shall not violate the terms of or conflict with any lease, sublease, credit or security agreement to which such engine, an aircraft engine that is not an Engine, but that is installed on the Airframe, shall be maintained in accordance with this Section 6(a).

         (b)      Maintenance Reserves.

                  (i) Sublessee shall pay Sublessor, as Supplemental Rent for the use of the Aircraft during the Sublease Term, within fifteen (15) days following the last day of each calendar month during the Sublease Term and on the redelivery date, the following sums ("Maintenance Reserves"): (A) with respect to each Engine, the amount (the "Engine Reserve Amount") determined by multiplying the number of Flight Hours of operation of such Engine during the immediately preceding month (irrespective of whether such Engine is installed on the Airframe or any other airframe) times [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] (of which [XXXXXXXXXXXXXXXXXXXXXXXXXX] shall be for restoration shop visits (the "Shop Visit Portion") and [XXXXXXXXXXXXXXXXXXXXXX] shall be towards the cost of life-limited parts (the "LLP Portion")), and (B)
         with respect to the Airframe, the amount (the "Airframe Reserve Amount") determined by multiplying the number of Flight Hours of operation of the Airframe during such month times [XXXXXXXXXXXXXXX XXXXXXXXX]. It is the intent of the parties hereto that the Aircraft and Engines be operated during the Sublease Term at an average Hour/Cycle ratio (the "Ratio")
         greater than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]. In the event that during any calendar quarter during the Sublease Term, the average of the Ratios corresponding to each month during such calendar quarter shall be less (as determined in increments of one tenth of an hour, any measurement being rounded up to the next tenth of an hour if equal to or greater than fifty one hundredths of an hour or rounded down to the lower one tenth of an hour if less than fifty one hundredths of an hour) than [X] Hours to each Cycle [XXXXX], the LLP Portion of the Engine Reserve Amount in respect of the next succeeding calendar quarter shall be increased in inverse proportion to the decrease in Ratio as evidenced by the average of the Ratios corresponding to each month during such calendar quarter. In the event that during any calendar quarter the average of the Ratios corresponding to each month during such calendar quarter shall be greater (as determined in increments of one tenth of an hour, any measurement being rounded up to the next tenth of an hour if equal to or greater than fifty one hundredths of an hour or rounded down to the lower one tenth of an hour if less than fifty one hundredths of an hour) than the [XXXXXXXXXXXXXXXXXXXXXXXXXXXX], the amount of the LLP Portion of the Engine Reserve Amount shall be decreased in inverse proportion to the increase in the Ratio. Any excess Maintenance Reserves remaining at the expiration of the Sublease Term or earlier termination of this Sublease shall be retained by Sublessor.

                  (ii) Sublessee shall be entitled to reimbursement from the Shop Visit Portion of the Engine Reserve Amount held for an Engine for Sublessee's actual costs (without mark-up) incurred with respect to heavy maintenance of such Engine requiring a shop visit, excluding any costs associated with replacement of life limited parts and the cost of any repairs or maintenance required due to accidents, abuse, misuse, mishandling, faulty maintenance, foreign object damage, elective part replacement or any insured event. Such reimbursement shall be made within ten (10) Business Days after presentation to Sublessor of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the maintenance has been completed and identifying those engine maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Maintenance Reserves available to Sublessee hereunder); provided, that (A) the amount reimbursed to Sublessee shall not exceed the amount of the Maintenance Reserves paid by Sublessee (and not previously disbursed) allocable to the Shop Visit Portion of the Engine Reserve Amount for the Engine requiring a shop visit, and (B) in no event shall Sublessee be entitled to reimbursement for any expenses related to removal or installation of any Engine for maintenance or any other shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Sublessee, such amount shall be paid directly to the maintenance facility which performed the services for which reimbursement is sought.

                  (iii) Sublessee shall be entitled to reimbursement from the LLP Portion of the Engine Reserve Amount (i) for the full replacement cost of life limited parts having a remaining life of up to and including [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] Cycles. Upon reimbursement of such replacement costs, Sublessee shall deliver the removed life limited parts to Sublessor at the overhaul facility and cause title thereto to vest in Sublessor free and clear of all Liens other than Sublessor Liens, and (ii) of such portion of the replacement cost of life limited parts having a remaining life in excess of [XX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] Cycles as corresponds to the utilized (non-remaining) portion of the life of such life limited parts as compared to the total life thereof when new, as expressed in Cycles.
         With respect to such life limited parts having a remaining life in excess of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] Cycles, title to such life limited parts shall be deemed to vest in Sublessee upon installation of replacement parts on an Engine. Such reimbursement shall be made within ten (10) Business Days after presentation to Sublessor of appropriate written evidence of such costs (which shall include a copy of an invoice from an FAA-approved supplier of such life limited parts, identifying those purchased and receipt of payment therefor or at least payment for such portion as shall exceed the LLP Portion of the Engine Reserve Amount available to Sublessee hereunder and of the Approved Repair Facility indicating that such life limited parts have been installed on an Engine; provided, that (A) the amount reimbursed to Sublessee shall not exceed the amount of the Maintenance Reserves paid by Sublessee (and not previously disbursed) allocable to the LLP Portion of the Engine Reserve Amount for the Engine requiring a shop visit, and (B) in no event shall Sublessee be entitled to reimbursement for any expenses related to removal, shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Sublessee, such amount shall be paid directly to the supplier of the life limited part(s) for which reimbursement is sought.

                  (iv) Sublessee shall be entitled to reimbursement from the Airframe Reserve Amount for the costs incurred pursuant to a full structural and systems "D" check (or its equivalent) to occur during the Sublease Term. Such reimbursement shall be made within ten (10) Business Days after presentation to Sublessor of appropriate written evidence of such expenses (which shall include a copy of an invoice from an FAA-approved maintenance facility indicating that the "D" check (or its equivalent) has been completed and identifying those maintenance tasks accomplished and the labor and material breakdown thereof, and a receipt from the maintenance facility for payment of the invoice, or at least such amount thereof as shall exceed the portion of the Maintenance Reserves available to Sublessee from the Airframe Reserve Amount hereunder); provided, that (A) the amount reimbursed to Sublessee shall not exceed the amount of the Maintenance Reserves paid by Sublessee (and not previously disbursed) allocable to the Airframe Reserve Amount, and (B) in no event shall Sublessee be entitled to reimbursement for any expenses related to removal, shipping or transportation expenses. To the extent that any amount reimbursable hereunder has not been paid by Sublessee, such amount shall be paid directly to the maintenance facility which performed the "D" check for which reimbursement is sought.

                  (v) In respect of any maintenance work to be performed or replacement of life limited parts for which reimbursement from the applicable portion of the Maintenance Reserves will be requested, Sublessee, prior to the performance of such maintenance or replacement of life limited parts, shall deliver to Sublessor a detailed work scope to be performed with an estimate of all costs to be incurred in connection with such maintenance and/or replacement of life limited parts, including, without limitation, the estimated cost of labor, materials and parts for which reimbursement is available under this
         Section 6(b).

                  (vi) Provided that no breach by Sublessor of Sublessor's covenant of quiet enjoyment depriving Sublessee of its use or possession of the Aircraft has occurred and is continuing, nothing therein shall modify, limit or otherwise affect Sublessee's obligation to maintain and repair the Aircraft in accordance with the terms of this sublease and, except as specifically provided herein, any and all maintenance and repairs on or to the aircraft shall be at sublessee's sole cost and expense.

         (c) Replacement of Parts. Sublessee, at its own cost and expense (except as otherwise expressly provided herein), will promptly replace all Parts that may from time to time be incorporated or installed in or attached to the Aircraft or any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 6(e). In addition, Sublessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Sublessee, except as otherwise provided in Section 6(e), will, at its own cost and expense, replace such Parts as promptly as possible.

All replacement Parts shall (i) be free and clear of all Liens (except Permitted Liens, as hereinafter defined, and except for pooling arrangements to the extent permitted by Section 6(d)), (ii) be in airworthy and good operating condition and of at least equivalent model and modification status and have a value and utility at least equal to, the Parts replaced (assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof) and
(iii) if applicable, have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to Sublessee, indicating that such Parts are new, serviceable or overhauled. All Parts at any time removed from the Aircraft or any Engine shall remain subject to this Sublease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to the Aircraft or such Engine and that meet the requirements for replaced Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft or any Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Sublessee, free and clear of Sublessor's Liens and all rights of Sublessor, Agent and the Lenders and shall no longer be deemed a Part hereunder provided, however, that in the case of any Part that is replaced by a replacement Part subject to a pooling arrangement, title to such replaced Part shall not vest in Sublessee until Sublessee has complied with the provisions of Section 6(d), (ii) title to such replacement Part shall vest in Sublessor and such replacement Part shall thereupon become subject to this Sublease (subject only to a pooling arrangement to the extent permitted by Section 6(d)) and (iii) such replacement Part shall be deemed part of the Aircraft or such Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Aircraft or such Engine.

         Notwithstanding the provisions of this Section 6(c), provided that no Event of Default has occurred and is continuing, Sublessee may install any engine or part on the Aircraft by way of temporary replacement if: (i) there is not available to Sublessee at the time and in the place that an engine or part is required to be installed on the Aircraft, a Replacement Engine or, as the case may be, Part complying with the requirements of Section 6(c); (ii) it would result in an unreasonable disruption of the operation of the Aircraft and/or the business of Sublessee to ground the Aircraft until an Engine or Part, as the case may be, complying with Section 6(c) becomes available for installation on the Aircraft; and (iii) as soon as practicable after installation of the same on the Aircraft but, in any event, no later than the date of the next major maintenance check (except as such time may be extended pursuant to Section 8(b)), Sublessee removes any such engine or part and replaces it with an Engine or Part, as the case may be, complying with Section 6(c).

         (d) Pooling of Parts. Any Part (other than Engines) removed from the Aircraft as provided in Section 6(c) may be subjected by Sublessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Sublessee's business with financially and operationally responsible air carriers; provided no Default of Event of Default shall have occurred and be continuing and further provided that the Part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with Section 6(c) after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Aircraft in accordance with Section 6(c) may be owned by a financially and operationally responsible air carrier subject to such a normal pooling arrangement; provided that Sublessee, at its expense, either
(i) causes such replacement Part to become subject to this Sublease in accordance with Section 6(c) by Sublessee acquiring title thereto for the benefit of Sublessor free and clear of all Liens other than Permitted Liens or
(ii) replaces such replacement Part by incorporating or installing in or attaching to the Aircraft a further replacement Part owned by Sublessee free and clear of all Liens other than Permitted Liens and by causing such further replacement Part to become subject hereto in accordance with Section 6(c).

         (e)  Alterations,   Modifications   and  Additions.   EXCEPT  FOR  SUCH
ALTERNATIONS  AND  MODIFICATIONS  TO THE  AIRCRAFT  AND  THE  ENGINES  AS MAY BE
REQUIRED FROM TIME TO TIME TO MEET THE STANDARDS OF THE FAA OR OTHER GOVERNMENTAL ENTITY HAVING JURISDICTION AND AS REQUIRED TO CONFORM TO MANUFACTURERS' MANDATORY SERVICE BULLETINS, SUBLESSEE SHALL MAKE NO ALTERATIONS, MODIFICATIONS OR ADDITIONS TO THE AIRCRAFT OR ANY ENGINE WITHOUT THE PRIOR WRITTEN CONSENT OF SUBLESSOR. Sublessee, at its own expense, will make such alterations and modifications to the Aircraft and the Engines as may be required from time to time to meet the standards of the FAA or other Governmental Entity having jurisdiction and as required to conform to Manufacturers' mandatory service bulletins, and shall notify Sublessor of the nature and schedule for making such changes and, upon submission of the Monthly Report for the month during which competition of the same shall have occurred, of completion thereof. Unless expressly required by the FAA or Manufacturer's mandatory service bulletins, no alteration, modification or addition shall diminish the value or utility of the Aircraft or such Engine, or impair the condition or airworthiness thereof, below the value, utility, condition and airworthiness thereof immediately prior to such alteration, modification or addition (assuming the Aircraft or such Engine was then of the value or utility and in the condition and airworthiness required to be maintained by the terms of this Sublease), it being understood that any such alteration, modification or addition that adversely affects interchangeability of Parts shall be deemed to diminish the value of the Aircraft. Promptly upon request therefor, Sublessee shall provide to Sublessor copies of all drawings and data with respect to any proposed alteration, modification or addition not mandated by the FAA. Sublessor may impose as a condition to its consent to all or any part of such proposed alteration, modification or addition that, prior to the return of the Aircraft to Sublessor in accordance with Section 10, such alteration, modification or addition be removed and the Aircraft returned, all at Sublessee's expense, to the condition it was in prior to such alteration, modification or addition, and otherwise as required by Section 10. All parts incorporated or installed in or attached or added to the Aircraft or such Engine as the result of such alteration, modification or addition shall, without further act, become subject to this Sublease. Notwithstanding the foregoing sentence of this Section 6(e), so long as no Default or Event of Default shall have occurred and be continuing, Sublessee may remove any Part; provided that
(i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Aircraft or any engine at the time of delivery thereof hereunder or any Part in replacement of, or substitution for any such Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft or such Engine pursuant to the terms of this Section 6(e) and (iii) such Part can be removed from the Aircraft or such Engine without diminishing or impairing the value, utility, condition or airworthiness required to be maintained by the terms of this Sublease that the Aircraft or such Engine would have had at such time had such removal not occurred. Upon the removal by Sublessee of any Part as above provided, title thereto shall, without further act, vest in Sublessee and such Part shall no longer be deemed part of the Aircraft or such Engine from which it was removed. Any Part removed by Sublessee in any manner other than as above provided prior to the return of the Aircraft or such Engine to Sublessor hereunder shall remain the property of Sublessor.

         Notwithstanding anything herein to the contrary, Sublessee shall be permitted to install and remove, at its sole cost and expense, new galleys, seats, video and entertainment systems and telephones, provided that Sublessee shall store any galleys and video, entertainment and telephone systems currently installed on the Aircraft and removed therefrom by Sublessee, in a safe manner and at its sole cost and expense and, provided, except as otherwise agreed between Sublessee and Sublessor, that any such equipment installed upon the Aircraft by Sublessee is removed by Sublessee at its sole cost and expense and Sublessee shall return the Aircraft with the Sublessor's equipment reinstalled thereon or, if lost or damaged, with the equivalent thereof, satisfactory to Sublessor, and further provided that Sublessee shall repair at its sole cost and expense and to Sublessor's reasonable satisfaction, any damage to the Aircraft caused by or in connection with such installation and removal.

         Section 7.          Title and Registration; Liens; Possession.

         (a) Title and Registration. Sublessee acknowledges and agrees that as between Sublessee and Sublessor, title shall at all times be and remain vested solely and exclusively in Lessor, and Sublessee shall have no right, title or interest in the Aircraft except the right to use the Aircraft as provided herein. The Aircraft has been duly registered, and shall at all times during the Sublease Term remain duly registered, in the name of Lessor under the laws of the United States, except as otherwise required by the Federal Aviation Act. Sublessee, at its sole cost and expense, shall from time to time do or cause to be done any and all acts and things then required by law (including the Geneva Convention on International Recognition of Rights in Aircraft, if applicable) or by practice, custom or understanding or as Sublessor may reasonably request to protect, preserve and perfect Sublessor's, Lessor's, Agent's and any Lender's rights and interests in the Aircraft, the Lease and this Sublease in the United States or in any other jurisdiction into or over which Sublessee may operate the Aircraft or to which Sublessee is subject. Without limiting the generality of the foregoing, if at any time any filing or recording is necessary or advisable to perfect, protect and/or preserve the rights and interests of Sublessor, Lessor, Agent or any Lender in the Aircraft (including Engines and Parts), the Lease or this Sublease, Sublessee shall, at its own cost and expense, cause this Sublease, the Lease, financing statements with respect hereto or thereto, and any and all additional documents or instruments which shall be executed pursuant to the terms hereof or thereof, so far as permitted by applicable law, to be kept, filed and recorded and to be reexecuted, refiled and rerecorded at all times in the appropriate offices pursuant or in relation to the applicable laws and regulations of the United States, and shall furnish to Sublessor an opinion of counsel and/or other evidence satisfactory to Sublessor of such registrations, recordation and filings required hereunder.

         (b) Liens. Sublessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Airframe or any Engine, title thereto or any Part or interest therein or in this Sublease except
(i) the respective rights of Sublessor and Sublessee as herein provided, (ii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 6(d), (iii) Sublessor Liens, (iv) Liens for Taxes either not yet due or being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Airframe or any Engine or Part or interest therein and (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet delinquent or is being contested in good faith (and, in respect of such contest, for the payment of which adequate reserves or other adequate provisions for payment by way of security or otherwise, have been provided) by appropriate proceedings diligently pursued so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the

Airframe or any Engine or Part or interest therein (each of the Liens referred to in clauses (i) to (v) being herein referred to as "Permitted Liens"). Sublessee will notify, as soon as reasonably practicable, Sublessor and shall promptly, at its sole cost and expense, take such action as may be necessary to discharge any such lien not excepted above if the same shall arise at any time. Sublessee hereby further agrees that no mechanics' or similar Lien for any labor, services or materials supplied directly by Sublessee, shall attach to or otherwise affect the Aircraft, any Engine or any Part and Sublessee hereby irrevocably waives disclaims and releases any such Lien.

         (c) Operation, Quiet Enjoyment. Sublessee shall not operate or locate the Aircraft, or suffer the Aircraft to be operated or located, (i) in violation of any applicable law or the Aircraft's certificate of airworthiness, (ii) other than on regularly scheduled or charter commercial passenger or cargo flights between any points in the Americas except (inclusive of any landings) in Cuba except if otherwise required to ferry the Aircraft to an Approved Repair Facility, (iii) in any area excluded from coverage by any insurance required by the terms of Section 9, or (iv) in any recognized or threatened area of hostility without Sublessor's written consent and unless fully covered to Sublessor's satisfaction by war risk, confiscation and hijacking insurance. Sublessee shall not use the Aircraft for testing or for training of flight crewmembers other than Sublessee's own crewmembers. Except as otherwise provided herein, Sublessee shall pay all costs incurred in the operation of the Aircraft during the Sublease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. Provided no Default or Event of Default shall occur and be continuing, Sublessor shall not take or cause or permit to be taken any action inconsistent with Sublessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt the continuing use, operation and possession of the Aircraft, the Airframe or any Engine by Sublessee.

         (d) Possession. EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 7(d), SUBLESSEE SHALL HAVE NO RIGHT WHATSOEVER TO SUBLEASE THE AIRCRAFT OR ANY ENGINE TO ANY PERSON WITHOUT HAVING OBTAINED THE PRIOR WRITTEN CONSENT OF SUBLESSOR, LESSOR AND AGENT. Sublessor agrees that it will not unreasonably withhold its consent to a proposed sublease by Sublessee. In addition and notwithstanding anything in this Sublease to the contrary, Sublessee will not in any manner without Sublessor's prior written consent deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided, that, so long as no Default or Event of

Default shall have occurred and be continuing, and so long as the action to be taken shall not deprive Lessor of its interest in the Aircraft or Lender of the perfected first priority Lien of the Mortgage, Sublessee may, from time to time, take any of the following actions:

                  (i) deliver possession of the Airframe or any Engine to the manufacturer thereof or to any organization for testing, service, repair, maintenance or overhaul work on the Airframe or any Engine or any Part of any thereof or for alterations or modifications in or additions to such Airframe or any Engine to the extent required or permitted by the terms of Section 6(c); or

                  (ii) to the extent permitted by this Section 7(d), subject any appliances, parts or other equipment owned by Lessor and removed from the Airframe or any Engine to any pooling arrangement referred to in
         Section 6(d) of the Sublease; or

                  (iii) install the Engines on any airframe owned or leased by Sublessee; provided that, no lien shall attach to any such Engine by virtue of or in connection with such installation, and the owner, lessor, or any party having a security interest in any such airframe grants reciprocal rights to Sublessor, Lessor and Lender; and further provided that, Sublessee shall maintain any and all insurance required to be maintained upon or in respect of the Engines hereunder at all times during the Sublease Term and until redelivery of the same in the conditions required in Section 10 hereof; or

                  (iv) transfer possession of the Airframe or any Engine to any Government Entity of the United States pursuant to a sublease, a copy of which shall be promptly furnished to Sublessor, provided that such sublease shall (A) not extend beyond the end of the Sublease Term and
         (B) Lessee shall have delivered to Sublessor signed copies of a notice of assignment of such sublease in favor of Sublessor and each of the Lenders under the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, 41 U.S.C. Section 15) or any superseding or successor provisions thereto, and in compliance with the applicable provisions of 32 C.F.R. Section 7-103.8 and 41 C.F.R. Section 1-30.7, or superseding or successor laws and regulations, and Sublessor may at any time when a Default or Event of Default shall have occurred and then be continuing, file such sublease and an original and three copies of such notice of assignment with the proper contracting and disbursing officers and otherwise comply with all applicable provisions of 32 C.F.R. Section 7-103.8 or any superseding or successor provisions thereto.

         Any "wet lease" or other similar arrangement under which Sublessee maintains operational control of, and continues to maintain and insure the Aircraft, for a term not exceeding twelve (12) months (including all extensions and renewals), shall not constitute a sublease, transfer or relinquishment of possession for purposes of this Section 7(d). Sublessee shall notify Sublessor concurrently with entering into any "wet lease" with a term, including renewals of more than six (6) months.

         No sublease, transfer or relinquishment of possession of the Airframe or any Engine permitted under this Section 7(d) shall in any way discharge or diminish any of Sublessee's obligations hereunder, or constitute a waiver of any of Sublessor's rights and remedies hereunder. Notwithstanding any sublease, transfer or relinquishment of possession permitted under this Section 7(d), Sublessee shall remain primarily liable hereunder for the performance of all of the terms of this Sublease to the same extent as if any such transfer or relinquishment of possession had not occurred.

         (e) Identification Plates. Sublessee shall at all times maintain in a prominent position in the cockpit of the Airframe and on each Engine the identification plates installed thereon or attached thereto. Sublessee shall promptly replace any such identification plate that becomes illegible, lost, damaged or destroyed for any reason.

         (f) Reporting Requirements.  Commencing with a report furnished fifteen
(15) days after the end of the calendar month of the Commencement Date, Sublessee will furnish to Sublessor a Monthly Report in the form attached hereto as Exhibit G, which report will include (i) the hours/cycles operated for the Airframe and each of the Engines (and their location by airframe). On at least a quarterly basis Sublessee's report will also contain a list of those service bulletins, ADs and engineering modifications incorporated on the Aircraft. Each Monthly Report will be furnished within fifteen (15) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Sublease Term will be furnished to Lessor on the last day of the Sublease Term.

         (g) Inspections. During the Sublease Term Sublessee shall furnish Sublessor such information concerning the location, condition, use and operation of the Aircraft as Sublessor may reasonably request. Sublessee shall give Sublessor reasonable prior notice of the anticipated date of any major maintenance checks, in order to enable Sublessor to inspect the Aircraft (should it choose to do so) at the time and place such major checks occur. Sublessor shall be entitled to have its technical representatives present during any major maintenance checks. On reasonable notice, Sublessor and/or its authorized agents or representatives shall have the right to inspect the Aircraft and Aircraft documentation (whether in connection with scheduled major maintenance checks or otherwise) and/or make copies of the Aircraft documentation; provided, that such inspections do not unreasonably disrupt Sublessee's commercial operations or operation of the Aircraft. Sublessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of making or not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

         Section 8.          Loss,  Destruction,  Requisition,  etc.  During the
Sublease Term except as otherwise expressly   provided herein,  Sublessee  shall
bear the entire risk of loss of or damage to the Aircraft. Accordingly:

         (a) Event of Loss with Respect to the Aircraft. Upon the occurrence of an Event of Loss with respect to the Aircraft, Sublessee shall forthwith (and, in any event, within seven (7) days after such occurrence) give Sublessor written notice of such Event of Loss. On or before the earlier to occur of (x) the actual receipt by Sublessee of any insurance proceeds in respect of such Event of Loss and (y) the one hundred twentieth (120th) day after the date of such Event of Loss, but in no case later than the last day of the Sublease Term, Sublessee shall pay to Agent in immediately available funds the Stipulated Loss Value, whereupon (1) the obligation of Sublessee to pay Basic Rent with respect to the Aircraft for any period commencing after the date of payment of such Stipulated Loss Value shall terminate; provided the Sublessee shall remain liable for all payments of Basic Rent due on or before the date of such payment of Stipulated Loss Value, (2) the Sublease Term shall end and (3) Sublessor, after compliance by Sublessee with all of its other obligations hereunder, including without limitation payment of Supplemental Rent then due, will cause Lessor to transfer to Sublessee, without recourse or warranty, title to the Aircraft free and clear of Sublessor Liens and shall cause Agent to execute and deliver to Sublessee an appropriate instrument releasing the Aircraft from the Lien of the Mortgage.

         (b) Event of Loss with Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine only, Sublessee shall give Sublessor prompt written notice thereof and shall, as soon as practical but in any event within one hundred twenty (120) days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value, utility, mod status at least equal to, and of the same or improved model, service bulletin status, and maintenance status (i.e., total time, hours/cycles remaining until next inspection, overhaul or scheduled removal) and in at least as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value, utility and remaining life and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, Sublessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Sublessor, subjecting such Replacement Engine to this Sublease, to be duly executed by Sublessee, and recorded pursuant to the Federal Aviation Act; (iii) furnish
Sublessor, Lessor and Agent with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of Section 9 with respect to such Replacement Engine as either of them may reasonably request; (iv) furnish Sublessor, Lessor and Agent with an opinion of Sublessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor free and clear of all Liens, encumbrances and rights of others (except Permitted Liens) and is duly leased hereunder; (v) furnish Sublessor with a certificate signed by a duly authorized financial officer or executive of Sublessee certifying that Sublessee's representations and warranties set forth in Section 11 are true and accurate on and as of said date as though made on and as of said date and that upon consummation of such replacement, no Default or Event of Default will exist hereunder; (vi) furnish Sublessor with such documents and evidence with respect to Sublessee as Sublessor or Lessor may reasonably request in order to establish the consummation of the transactions contemplated by this Section 8(b), the taking of all corporate proceedings in connection therewith and compliance with the conditions set forth in this
Section  8(b), in each case in form and  substance  satisfactory  to such party;
(vii) furnish Sublessor with a certificate of a duly authorized officer of Sublessee to the effect that no Event of Default has occurred and is continuing; and (viii) furnish Sublessor with Uniform Commercial Code financing statements covering such Replacement Engine. Upon full compliance by Sublessee with the terms of this subparagraph (b), such Engine shall no longer be subject to the terms of this Sublease and Sublessor will cause Lessor to transfer to Sublessee title to the Engine with respect to which the Event of Loss occurred, without recourse or warranty (except that the Engine is free and clear of Sublessor Liens) and shall cause Agent and Lessor to execute and deliver to Sublessee an instrument releasing the Engine from the Lien of the Mortgage and the Lease. For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein and shall be deemed part of the Aircraft as was the Engine replaced thereby. No Event of Loss covered by this Section 8(b) shall result in any reduction in Basic Rent. Notwithstanding the foregoing, if, as of the one hundred twentieth (120th) day following the occurrence of the Event of Loss, Sublessee shall not have furnished a Replacement Engine as required hereunder and conforming to the requirements set forth above, at Sublessor's option (i) Sublessor shall extend the time period within which Sublessee may perform its obligations to furnish a Replacement Engine hereunder, or, (ii) Sublessee shall forthwith pay to Sublessor, an amount equal to the Engine Loss Value and upon receipt of such payment Sublessor shall, as soon as practicable but in any event prior to the end of Sublease Term, convey or cause to be conveyed to Lessor, and to be leased to Sublessor and subleased to Sublessee hereunder, a Replacement Engine complying with the conditions of this Section 8(b). Notwithstanding the provisions of Section 6(c) hereof any engine installed by Sublessee on the Aircraft following an Event of Loss to an Engine may remain thereon until replaced by a Replacement Engine as hereinafter provided.

         (c) Application of Payments from Governmental Authorities. Any payments (other than insurance proceeds the application of which is provided for in Section 9) received at any time by Sublessor or by Sublessee from any Government Entity or other Person with respect to an Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of, the Aircraft or any Engine, other than a requisition for use by a Government Entity of the United States not constituting an Event of Loss, will be applied as follows:

                  (i) if such payments are received with respect to the Airframe or the Airframe and one or more Engines or engines installed on the Airframe, such payment shall be paid to or retained by Sublessor and applied in reduction of Sublessee's obligation to pay the Stipulated Loss Value, if not already paid by Sublessee, or, if already paid by Sublessee, shall be paid to or retained by Sublessee and applied to reimburse Sublessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payment remaining thereafter shall be distributed to Sublessee; and

                  (ii) if such payments are received with respect to an Engine, such payments shall be held by the Sublessor until (A) replacement of the Engine by Sublessee by a Replacement Engine at which time said payments shall be paid to Sublessee; (B) if Sublessor shall have elected to provide a Replacement Engine as provided in Section 9(b) said payments shall be applied in reduction of Sublessee's obligation to pay the Engine Loss Value, if not already paid by Sublessee; or if already paid by Sublessee, shall be paid to Sublessee and applied to reimburse Sublessee for its payment of such Engine Loss Value; and, (C) the balance, if any, of such payment remaining thereafter to Sublessee.

         (d) Requisition of Use of the Aircraft. In the event of the requisition for use of the Aircraft by a Government Entity of the United States and one or more related Engines or engines during the Sublease Term under circumstances not constituting an Event of Loss, Sublessee shall promptly notify Sublessor of such requisition. All of Sublessee's obligations under this Sublease with respect to such Aircraft including, but not limited to Sublessee's obligation to pay Rent, shall continue to the same extent as if such requisition had not occurred. In the event of a breach of Sublessee's obligations pursuant to this Section

8(d), all payments received by Sublessor or Sublessee from such Government Entity for the use of such Aircraft and Engines or engines shall be paid over to, or retained by, Sublessor to the extent of Sublessee's obligations under this Sublease.

         (e) Quiet Enjoyment. Notwithstanding the provisions of this Section 8, if (i) Sublessee has been deprived of both use and possession of the Aircraft or any Engine or Part thereof solely as a result of the breach by Sublessor of its covenant of quiet enjoyment set forth herein and (ii) Sublessee shall have provided Sublessor written notice to the effect that Sublessee has been deprived of such use and possession and that Sublessee intends to cancel its insurance with respect to the Aircraft or any such Engine or Part on a date specified in such notice (which date shall not be earlier than thirty (30) days after the date of Sublessor's receipt of such notice), then, from and after the date so specified, but only during the period that Sublessee shall continue to be deprived of both use and possession of the Aircraft or such Engine or Part (the "Suspension Period"), (A) Sublessor shall bear the entire risk of loss or damage thereof (other than loss or damage caused by an act or omission of Sublessee during the Suspension Period), and (B) Sublessee shall be relieved of its obligation to maintain insurance, as set forth in Section 9 hereof, with respect thereto. In the event of an Event of Loss of the Aircraft during any such period, the Sublease shall terminate and, upon such termination (i) the Aircraft shall be deemed to have been redelivered to Sublessor in the condition required as of the date on which such deprivation of use or possession first occurred,
(ii) Sublessee shall be relieved of all further obligations hereunder except such as are expressly stated to survive the termination of this Sublease and
(iii) Sublessor,  shall, return the Security Deposit to Sublessor as provided in
Section 3. In the event of an Event of Loss with respect to an Engine not involving an Event of Loss with respect to the Airframe during any such period, Sublessor shall at its sole cost and expense, as soon as practicable but in any event within 120 days after the date of such Event of Loss, provide a Replacement Engine complying with all terms of this Sublease and meeting all conditions otherwise imposed hereunder on Sublessee in the event of an Event of Loss with respect to an Engine. Immediately upon Sublessee being restored use and possession of the Aircraft or any Engine or Part with respect to which the risk of loss shall have passed from Sublessee to Sublessor in accordance with this Section 8(e), the entire risk of loss thereof shall again be borne by Sublessee in accordance with the terms of this Sublease.

         Section 9. Insurance. Except as otherwise set forth in Section 8(e) hereof in respect of any Suspension Period, Sublessee, at its sole cost and expense, shall maintain or cause to be maintained throughout the Sublease Term and until the return of the Aircraft to Sublessor in such condition as is required under Section 10 hereof with insurers of recognized responsibility and good repute and under policies reasonably satisfactory to Sublessor all such insurance as is required to be procured and maintained pursuant to this Section 9. Such insurance shall include:

         (a) Liability. Public liability (including, without limitation, aircraft third-party, baggage, cargo, contractual and passenger legal liability including war risks), property damage liability insurance with respect to the Aircraft and general airline third party legal liability (including products liability insurance) with insurers of recognized responsibility and good repute specializing in aviation insurance in the leading international markets, in form satisfactory to Sublessor and Lender and in amounts at least equal to the greater of (a) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] per occurrence subject to no deductible except deductibles as to baggage and cargo that are standard in the airline industry in respect of carriers operating in the countries in which Sublessee operates and (b) the amount of such insurance carried by Sublessee applicable to other aircraft of similar type in Sublessee's fleet.

         (b) Other  Insurance.

                  (i) all-risk (including, without limitation, ground and flight) aircraft hull insurance with respect to the Aircraft in an amount which shall not at any time while the Aircraft is subject to this Sublease be less than Stipulated Loss Value;

                  (ii) hull war-risk insurance with respect to the Aircraft in an amount which shall not be less than the Stipulated Loss Value of the Aircraft; provided, further, however, that such insurance shall include but not be limited to, coverage against (1) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (2) strikes, riots, civil commotions or labor disturbances, (3) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (4) any malicious act or act of sabotage,
         (5) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition of title or use (other than requisition for use by a Government Entity of the United States) by or under the order of any government (whether civil, military or de facto) or any public or local authority and (6) hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of Sublessee;

                  (iii) All-risk (including, without limitation, fire, transit and extended coverage) insurance, and war-risk insurance of the type specified in Section 9(b)(ii) to the extent available, with respect to each Engine when not installed on the

Airframe in an amount not less than the Engine Loss Value of such Engine;

                  (iv) such other insurance as Sublessee carries in respect of other similar aircraft in its fleet.

         Notwithstanding anything in the foregoing to the contrary, no insurance shall have a deductible in excess of [XXXXXX].

         (c)      Terms of Insurance.

                  (i) Without limiting any of Sublessee's obligations hereunder, any policies carried in accordance with Section 9(a) of this Sublease covering the Aircraft or the Engines and any policies taken out in substitution or replacement for any such policies shall:

                                    (A)  insure  the  interests  of, and name as
                  additional insureds, each Indemnitee (the "Additional Insureds") and provide that the Additional Insureds bear no liability for the payment of premiums;

                                    (B) provide that if the insurers cancel such
                  insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any alteration, termination, or cancellation (whether by Sublessee or any other Person and for whatever reason) of the insurance, such cancellation, lapse, alteration, termination or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum shorter or longer period available in the market for any portion of the required war risk coverage) after receipt by such Additional Insureds of notice from such insurers thereof;

                                    (C) provide  that in respect of the interest
                  of Sublessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Sublessee or any other Person and shall insure Sublessor's and the Additional Insureds' interests, regardless of any breach or violation by Sublessee or any other Person of any warranties declarations or conditions contained in such policies;

                                    (D) Shall  contain a waiver by the  insurers
                  of (i) all rights of subrogation against any and all of the Additional Insureds and (ii) any rights of set-off, counterclaim or any other deductions whether by attachment or otherwise, which they may have against any Additional Insured;

                                    (E) shall by primary  and  without  right of
                  contribution from any other insurance carried by any of the Additional Insureds, and shall expressly provide that all of the provisions provide that all of the provisions thereof (except limits of liability) shall operate in the same manner as if there were a separate policy covering each Additional Insured; and

                                    (F) shall,  with respect to hull risk,  hull
                  war risk and allied perils insurance, include a 50%-50% provision.

                  (ii) Any policies carried in accordance with Section 9(b) of this Sublease covering the Aircraft or the Engines and any policies taken out in substitution or replacement for any such policies shall:

                                    (A)  insure  the  interests  of, and name as
                  additional insureds, each Indemnitee (the "Additional Insureds") and provide that the Additional Insureds bear no liability for the payment of premiums;

                                    (B) during any time period  during which the
                  Mortgage shall remain in effect, be made payable in the United States to the extent of the Stipulated Loss Value to Agent as sole "loss payee" and thereafter to Lessor, as sole "loss payee" (except that proceeds with respect to partial loss or damage of less than [XXXXXX] to Sublessee subject to the last sentence of Section 9(d));

                                    (C) provide that if the insurers cancel such
                  insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any alteration, termination or cancellation (whether by Sublessee or any other Person and for whatever reason) of the insurance, such cancellation, lapse, alteration, termination or cancellation shall not be effective as to the Additional Insureds for thirty (30) days (with respect to war risk insurance seven (7) days or the maximum shorter or longer period available in the market for any portion of the required war risk coverage) after receipt by such Additional Insureds of notice from such insurers thereof;

                                    (D) provide  that in respect of the interest
                  of Sublessor and each other Additional Insured in such policies, such insurance shall not be invalidated by any action or inaction of Sublessee or any other Person and shall insure Sublessor's and the Additional Insureds' interests, regardless of any breach or violation by Sublessee or any other Person of any warranties declaration or conditions contained in such policies;

                                    (E)     shall   contain   a  waiver  by  the
                  insurers of all rights of subrogation against any and all of the Additional Insureds; and

                                    (F)     shall be primary and  without  right
                  of contribution form any of the Additional Insureds; and

                  (iii) All amounts payable under policies carried in accordance with this Section 9 shall be paid in immediately available, freely transferable Dollars in the United States. In the case of a lease or contract with the United States or any Government Entity thereof in respect of the Aircraft, a valid agreement duly assigned to Sublessor to indemnify Sublessee against the same risks that Sublessee is required under Section 9(b) to insure against by the United States or such Government Entity in an amount at least equal to the Stipulated Loss Value shall be considered adequate insurance with respect to the Aircraft to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

                  (iv) All insurance maintained pursuant to this Section 9 shall be (A) maintained with recognized aircraft and aviation insurance companies in the United States or international markets that normally participate in aviation insurance or (B) supported by 99% reinsurance issued by recognized aircraft and aviation insurance companies in the international markets that normally participate in international aviation insurance. Any such reinsurance shall be with insurers, in form and in amounts reasonably satisfactory to Sublessor and Lender and shall be subject to "cut through" endorsements or other endorsements or agreements satisfactory in form and substance to Sublessor and Agent which shall provide that all payments under such reinsurance in respect of losses shall be paid (x) in the case of insurance maintained pursuant to Section 9(a) hereof, to the applicable Additional Insured or (y) in the case of insurance maintained pursuant to Section 9(b) hereof, to Agent for so long as the Mortgage shall remain in effect and thereafter to Lessor as sole "loss payee" (except as provided in Section 9(c)(ii)(B)) and not to any such primary insurance company.

         (d) Application of Insurance. All insurance or indemnity payments received as the result of the occurrence of an Event of Loss with respect to the Airframe or an Engine will be applied as follows:

                  (i) if such payments are received with respect to the Airframe, the Engines or engines installed thereon, such payments shall be applied in the following order of priority: (A) to Agent, of if the Mortgage has been discharged, to Lessor in the amount required to be paid by Sublessee pursuant to Section 8(a), which amount shall be applied in reduction of Sublessee's obligation to pay such amount if not already paid by Sublessee or, to the extent such amount has been paid by Sublessee to Agent or Lessor, as the case may be, to Sublessee to reimburse Sublessee for its payment thereof and (B) to Sublessee the balance, if any, of such payment; and

                  (ii) if such payments are received with respect to an Engine, such payments shall be held by the insurer until (A) replacement of the Engine by Sublessee by a Replacement Engine at which time said payments shall be paid to Sublessee; (B) if Sublessor shall have elected to provide a Replacement Engine as provided in Section 9(b) said payments shall be paid to Sublessor to be applied in reduction of Sublessee's obligation to pay the Engine Loss Value, if not already paid by Sublessee, or if already paid by Sublessee, shall be paid to Sublessee and applied to reimburse Sublessee for its payment of such Engine Loss Value; and (C) the balance of such payment, if any, to Sublessee.

                  The insurance payments with respect to any property damage loss not constituting any Event of Loss with respect to the Airframe or an Engine will be paid to Sublessor and applied by Sublessor in payment (or to reimburse Sublessee) for repairs to or replacement of property in accordance with the terms of Section 8 against evidence satisfactory to Sublessor that such repairs and replacement have been made, or, if such repairs or replacement have already been paid for by Sublessee,to reimburse Sublessee therefor, and any balance remaining after compliance with such Section with respect to such loss shall be paid to Sublessee. Any amount referred to in the preceding sentence or in paragraph (i) or (ii) of this Section 9(d) that is payable to Sublessee shall not be paid to Sublessee if at the time of such payment an Event of Default or Default shall have occurred and be continuing, but shall be held by Sublessor as security for and may be applied to the obligations of Sublessee under this Sublease and, at such time as there shall not be continuing any such Default or Event of Default, such amount not previously so applied shall be paid to Sublessee. Notwithstanding the provisions of this paragraph, payments in respect of partial losses of less than [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXX] shall be paid directly to Sublessee toward the cost of repair or replacement of such property in conformity herewith.

         (e) Reports. On or before the Commencement Date, Sublessee will furnish or cause to be furnished to Sublessor a report signed by a firm of independent aircraft insurance brokers, appointed by Sublessee and acceptable to Sublessor, stating the opinion of such firm that the insurance then carried and maintained on the Aircraft complies with the terms hereof. Sublessee will cause such firm to advise Sublessor and each other Additional Insured in writing promptly of any default in the payment of any premium, of any other act or omission on the part of Sublessee of which such firm has knowledge that might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft and of each claim made by Sublessee in respect of the Aircraft. Sublessee will also cause such firm to advise Sublessor and each other Additional Insured in writing at least thirty
(30) days prior to the expiration or termination of any insurance carried and maintained on the Aircraft pursuant to this Section 9.

         (f) Failure to Insure. In the event that Sublessee shall fail to maintain or cause to be maintained insurance as herein provided, Sublessor may, at its option, but without liability to Sublessee for failure to do so, provide such insurance and, in such event, Sublessee shall, upon written demand, reimburse Sublessor for the cost thereof as Supplemental Rent. At any time while such failure is continuing, Sublessor may require the Aircraft to remain at any airport or (as the case may be) proceed to and remain at any airport within the United States as designated by Sublessor, until such failure is remedied to Sublessor's satisfaction.

         (g) Additional Insurance. Nothing contained in this Sublease shall prevent Sublessor, Sublessee, Lessor, Agent or any Lender each at its own expense and for its exclusive benefit, from carrying insurance covering the Aircraft in addition to the insurance required under this Section 9 (any such additional insurance, "Additional Insurance"); provided, however, that such Additional Insurance shall be excess and non-contributory to the insurance required to be procured and maintained by Sublessee hereunder. The insurance payments for any property damage loss covered by Additional Insurance shall be paid directly to the party carrying such Additional Insurance. Sublessee may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Stipulated Loss Value only to the extent such excess insurance which would be payable to Sublessee following an Event of Loss does not prejudice the insurances required herein or the recovery by Sublessor, Lessor, Agent or any Lender thereunder. Sublessee agrees that it will not create or permit to exist any Liens (other than Sublessor Liens) over the insurances required hereunder, or its interest therein, except as constituted by this Sublease.

         (h) Notice of Claims. Sublessee shall give Sublessor and Lender notice in writing of any claim or request for payment of an amount in excess of [XXXXXX] under any physical damage insurance policy required to be maintained hereunder promptly (but in any event within five (5) days) of the filing of such claim or request for payment.

                  (i) Stipulated Loss Value. At any time following the first anniversary of the Commencement Date, Sublessee may propose a revision to the Stipulated Loss Value Schedule set forth as Schedule I hereof, and, upon receipt of any such proposal,

                  Sublessor and Sublessee shall negotiate in good faith a revised Schedule I of this Sublease.

         Section 10. Return of Aircraft. The provisions of this Section 10 shall apply to any return of the Aircraft to Sublessor upon termination of this Sublease (including, without limitation, such return resulting from an Event of Default); provided, that if this Sublease is terminated pursuant to Section 14 and the Aircraft is repossessed by Sublessor, any action that is required to be taken by Sublessee pursuant to this Section 10 prior to the return of the Aircraft shall be taken immediately after the return of such Aircraft.

         (a) Redelivery upon Termination. On the date of termination of this Sublease, Sublessee shall at its sole cost and expense, return the Aircraft to Sublessor, at Sublessor's facilities in San Salvador, El Salvador (provided that if this Sublease shall be terminated as a result of a default by Sublessor under the Lease or a default by Lessor under the Mortgage the Aircraft shall be returned to a point in the United States reasonably requested by Lessor or Agent). If there shall be any Tax imposed by a Government Entity of the United States, imposed upon Sublessee solely by virtue of redelivery of the Aircraft to El Salvador, Sublessee and Sublessor shall, in good faith, negotiate a reasonable alternate redelivery location; provided, however, that no alternate location shall be deemed reasonable if Sublessor shall incur any Taxes by virtue of accepting redelivery and/or removing the Aircraft from such location. At the time of return of the Aircraft to Sublessor, Sublessor and Sublessee shall execute a Return Acceptance Receipt in substantially the form of Exhibit C hereto.

         (b) Condition of Aircraft -- General. The Aircraft at the time of its return to Sublessor shall have been maintained and repaired in accordance with the Maintenance Program as if such Aircraft were to be kept in further service by Sublessee, shall be free and clear of all Liens (other than Sublessor Liens) and shall meet the following requirements:

                  (i) The Aircraft shall be in good operating condition with all of the Aircraft equipment, components and systems functioning in accordance with Manufacturer's limitations, irrespective of deviations or variations authorized by the Minimum Equipment List or Configuration Deviation List prepared and authorized by the Manufacturer or authorized by the FAA.

                  (ii) The interior of the Aircraft shall be in as good condition as upon delivery (normal wear and tear excepted).

                  (iii) The brakes and tires shall have a remaining life at least equal to the remaining life of the brakes and tires installed upon the Aircraft as of March 6, 1996.

                  (iv) The Aircraft shall be clean by international commercial airline standards.

                  (v) The Aircraft shall have, and be in compliance with, a current valid standard certificate of airworthiness issued by the FAA and shall meet the requirements of FAR Part 121 as applied to Sublessee's then current operations without any corrections, repairs, modifications, alterations or overhauls having to be performed to meet such standards and rules.

                  (vi) The Aircraft shall have had accomplished thereon, at Sublessee's sole cost and expense, on a terminating action basis, and be in compliance with all outstanding airworthiness directives and mandatory service bulletins issued by the FAA affecting the Aircraft that have an effective date for compliance prior to, or sooner than one hundred eighty (180) days after the return date of the Aircraft. In the event Sublessee has obtained a waiver or deviation from the FAA from having to comply with any such FAA airworthiness directives and mandatory service bulletins Sublessee shall, irrespective of such waiver or deviation, comply with all such mandatory orders, airworthiness, directives, service bulletins and instructions covered by such waiver or deviation prior to return of the Aircraft to Sublessor.

                  (vii)  All  outstanding   pilot   discrepancies  and  deferred
         maintenance items shall have been cleared on a terminating action basis.

                  (viii) The Aircraft  shall have had  accomplished  thereon the cleaning and treating of all mild and moderate corrosion and correcting of all severe or exfoliated corrosion in accordance with the provisions of the Manufacturer's Maintenance Planning Document, Corrosion Prevention Manual or 737 Structural Repair Manual criteria, in each case, without discrimination as between the Aircraft and Sublessee's other Boeing 737-300 aircraft.

                  (ix) Except as otherwise permitted in Section 6(e) hereto, the Aircraft shall be in the same configuration and condition with all equipment installed therein as that in which the Aircraft was delivered to Sublessee by Sublessor under this Sublease, excepting only ordinary wear and tear, replacements and substitute parts and equipment as may have been properly made by Sublessee pursuant to this Sublease.

                  (x) The Aircraft will be free of fuel, oil and hydraulic leaks. Any temporary fuel leak repairs will have been replaced by permanent repairs.

                  (xi) The Aircraft fluid reservoirs (including oil, hydraulic, water and waste tanks) will be serviced to full in accordance with Manufacturer's instructions, and each fuel tank shall contain at least the quantity of fuel as was contained therein when the Aircraft was delivered to Sublessee on the Commencement Date; or, in the case of any deficiency, Sublessee shall pay Sublessor for such deficiency at Sublessor's then current cost of fuel.

                  (xii) No special or unique Manufacturer, Engine manufacturer or FAA inspection or check requirements which are specific to the Aircraft or Engines and have which arisen during the Sublease Term (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment components and systems.

                  (xiii) All repairs, modifications and alterations made to the Aircraft or the addition or removal of equipment, systems or components will have been made in accordance with FAA approved data and properly documented in accordance with the rules and regulations of the FAA.

                  (xiv) No Part or component of the Airframe shall be older than the Airframe.

         (c) Condition of Airframe. The Airframe at the time of its return to Sublessor shall have a currently effective U.S. certificate of airworthiness, shall meet the requirements of FAR 121 as applied to Sublessee's then current operations, shall meet the requirements and shall have such hours and cycles remaining under the Maintenance Program as set forth below:

                  (i) The Airframe shall have accomplished the next complete structural and systems "C" check sufficient to clear the Aircraft for [XXXXXXXXXXXXXXXX] cycles or, at least twelve (12) months of operations determined with reference to the Maintenance Program.

                  (ii) The installed main landing gear and nose landing gear shall each have at least [XXXXXXXXXXXXXXXXXXXXXXXXX] remaining before overhaul.

                  (iii) Perform an internal and external corrosion inspection as required pursuant to the pre-return "C" check as per the Maintenance Program and CPCP and correct any discrepancies in accordance with the recommendations of Manufacturer and the Structural Repair Manual.

                  (iv) Remove Sublessee's exterior markings, including all exterior paint and decals, by scuff/sanding the paint from the Airframe and repaint the Airframe white.

                  (v) Permanently repair in accordance with Manufacturer's Structural Repair Manual damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Airframe by Sublessee, unless otherwise recommended by Manufacturer, if required by Manufacturer's maintenance and repair guidelines with flush-type repairs.

         (d) Condition of Controlled Components. Each life-limited part or component and aircraft hour and/or cycle controlled components of the Aircraft and of each Engine at the time of redelivery of the Aircraft to Sublessor shall have remaining at least [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX], whichever is more limiting, between scheduled removals for overhaul, testing, or disassembly. All components controlled on a calendar basis shall have remaining at least 12 months before scheduled removal for testing or overhaul. Such hour/cycle or calendar controlled components are defined as those components controlled under the Maintenance Program. However, if the component or part has a check interval limit that is less than the above stated hours, cycles or calendar time limit requirement, the check interval limit shall prevail.

         (e)      Condition of Engines.

                  (i) Each Engine at the time of return to Sublessor whether or not installed on the Airframe shall have been maintained on an "on-condition" program.

                  (ii) Each Engine shall have no more cycles or hours since the last shop visit for full performance restoration, as described in the Aviall Caledonian Workscope definitions, than such Engine had when delivered.

                  (iii) Perform a full and complete video borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual, with Sublessor or its representatives entitled to be present. Sublessee will provide evidence to Sublessor's satisfaction that such inspection does not reveal any condition which would cause the Engine or any module to be unserviceable, beyond serviceable limits, or serviceable with limitations under the Engine manufacturer's maintenance manual. Sublessee will correct any discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspection.

                  (iv) Each Engine shall have an exhaust gas temperature margin remaining of 15 degrees or higher and shall, at a minimum, meet all the requirements of the maximum power assurance run criteria for CFM 56-3B2 engines.

                  (v) The Aircraft shall be capable of certificated, full rate performance without limitations throughout the entire operating envelope as defined in the Manufacturer's flight manual applicable to the Aircraft which performance compliance will be demonstrated at the time of the demonstration flight referred to in Section 10(h) and/or by on-wing static inspection and testing of the powerplants

         (engines, nacelles and accessories) in accordance with the maintenance manual applicable to such Engine, at Sublessor's option.

                  (vi) The auxiliary power unit or units installed in the Aircraft at the time of return to Sublessor shall have no more than [X] Hours since the last overhaul as per the Garret Workscope definition, shall be in good operating condition and shall have a borescope inspection and "on- condition" check performed in accordance with the Maintenance Program. Satisfactory evidence shall be provided to Sublessor reflecting the correction of any discrepancies found during such inspection or such check, as the case may be.

         (f) Ground Inspection by Sublessor. The Aircraft (including the Aircraft documentation and other related documents to be returned therewith as provided in Section 10(l)) shall be made available to Sublessor for ground inspection by Sublessor at Sublessee's facilities or those of its FAA approved maintenance provider during the pre-redelivery "C" check. Such inspection shall commence not less than seven working days prior to the date of return of the Aircraft to Sublessor. Sublessee shall remove the Aircraft from scheduled service and open the areas of the Aircraft as required to perform the necessary checks as contemplated by this Sublease and shall allow Sublessor to accomplish its inspection in order to determine that the Aircraft (including the Aircraft documentation) and other related documents are in the condition set forth in
Section 10. During such pre-delivery "C" check, Sublessor's personnel shall have the right to reasonably request that adjacent additional panels or areas be opened in order to allow further inspection by Sublessor personnel. Sublessee shall promptly correct any discrepancies from the condition required by the provisions of Section 10 that are observed during such inspection and are communicated by Sublessor to Sublessee.

         (g) Operational Ground Check. Promptly after completion of any corrections required under Section 10(f), Sublessee shall conduct an operations ground check (including an engine power assurance run and a flight control operational and rigging check) in accordance with the Manufacturer's maintenance manual criteria for the purpose of demonstrating that each of the following systems meet applicable manufacturer's criteria: (i) full fuel tank leak check;
(ii) altimeter calibration; (iii) ATC transponder system operational check; (iv) audible ignition check (both systems); (v) pilot and static systems check; (vi) hydraulic system internal leak check; and (vii) brake wear check. Promptly after the operational ground check, Sublessee shall repair any discrepancies resulting therefrom.

         (h) Demonstration Flight. Promptly after completion of any corrections required under Sections 10(f) and 10(g), the Aircraft shall be flown by Sublessee, using qualified flight test personnel and the applicable Manufacturer's test flight document, for approximately one and one-half hours for the purpose of demonstrating to Sublessor the satisfactory operation of the Aircraft and its equipment. During such test flight, command, care, custody and control of the Aircraft shall at all times remain with Sublessee. Representatives of Sublessor may participate in such flight as observers. A qualified pilot designated by Sublessor shall occupy the cockpit observer's seat as an observer during such demonstration flight. Upon completion of such demonstration flight, the representatives of Sublessee and Sublessor participating in such demonstration shall agree in writing upon any discrepancies in the Aircraft required to be corrected by Sublessee in order to comply with the provisions of this Section 10 and Sublessee shall promptly correct any such discrepancies. Subsequent to corrections of such discrepancies, Sublessor shall inspect and technically accept the Aircraft for redelivery subject to the requirements of this Section 10(h) and Sections 10(i) and (j) below. If any of the discrepancies referred to in Sections 10(f) and 10(g) or this Section 10(h) continue to persist, Sublessor may, at its option, agree to accept redelivery of the Aircraft and apply the procedure set forth in Section 10(j) for such discrepancies.

         (i) Ferry Flight. Upon completion of the demonstration flight and after Sublessee has corrected discrepancies as required to comply with the provisions of this Section 10, or Sublessor has agreed to apply the procedure set forth in
Section 10(j), the Aircraft shall be ferried by Sublessee to the redelivery point set forth in Section 10(a) hereof. Upon arrival of the Aircraft at such redelivery point, Sublessee shall correct any discrepancies arising during such ferry flight. Sublessor's representatives may participate in such ferry flight as non-revenue passengers and observers.

         (j) Deferred Discrepancy Correction. Any discrepancies found during the ground inspection, operational ground check, demonstration flight and ferry flight provided for in Sections 10(f), 10(g), 10(h) and 10(i), respectively, that were not corrected by Sublessee prior to return of the Aircraft to Sublessor may be corrected by Sublessor or its designee after return of the aircraft and Sublessee shall reimburse Sublessor for the expenses incurred by Sublessor or its designee for accomplishing such discrepancy corrections. Sublessee shall pay Sublessor for such expenses incurred within thirty (30) days of the date of Sublessor's invoice therefor.

         (k) Flight Cost. All flights pursuant to Sections 10(h) and 10(i) shall be made at Sublessee's expense and Sublessee shall pay or reimburse Sublessor for any costs associated with such flights including, but not limited to, costs for fuel, oil, airport fees, insurance, takeoff/landing fees, airway communication fees and ground handling fees.

         (l) Aircraft Documentation. Sublessee shall return to Sublessor at the time the Aircraft is returned to Sublessor, all of the Aircraft records documents, manuals and data provided to Sublessee by Sublessor prior to, on or after the Commencement Date, updated and maintained by Sublessee through the date of return of the Aircraft. In addition, Sublessee shall also provide Sublessor at the time the Aircraft is returned to Sublessor with all records, documents, manuals, authorizations, drawings and data, in each case in the English language, that were developed or caused to be developed by Sublessee and/or required by the appropriate governmental agency having jurisdiction updated and maintained by Sublessee for the Aircraft through the date of return of such Aircraft. Any such Aircraft documentation not already owned by Sublessor, when delivered to Sublessor pursuant to this Section 10(l), shall thereupon become the property of Sublessor. In the event Sublessor requires copies of any of such Aircraft documentation prior to the return of the Aircraft to Sublessor to enable Sublessor to plan or accomplish modifications, recertification, sale, lease or other disposition of or utilization of the Aircraft upon such return, Sublessee shall, promptly upon receipt of each such Sublessor request, provide to Sublessor a reasonable number of copies of such Aircraft documentation requested by Sublessor at Sublessor's sole cost and expense.

         (m) Service Bulletin Kits. All vendor and Manufacturer supplied mandatory service bulletin kits delivered to Sublessee for the Aircraft but not installed therein shall be return with the Aircraft, as part of the Aircraft at the time of the return of the Aircraft, and shall be loaded by Sublessee on board the Aircraft as cargo. Title to such kits shall pass to Sublessor concurrently with the delivery of the Aircraft to Sublessor.

         (n) Non-U.S. Manufactured Items. Sublessee shall provide to Sublessor at the time of the return of the Aircraft a complete list, describing by Part number and name, all non-United States manufactured equipment, components and parts, if any, installed on such Aircraft by Sublessee during the Sublease Term. Such list shall include quantity, the acquisition price and the manufacturer's name and country in respect of each such item.

         (o) Sublessee's Continuing Obligations. In the event that Sublessee does not return the Aircraft to Sublessor upon termination of this Sublease (including, without limitation, any termination resulting from an Event of Default by Sublessee) and in the condition required herein for any reason, the obligations of Sublessee under this Sublease shall continue; provided, however, that such failure to return the Aircraft to Sublessor in such condition shall not be the result of a breach by Sublessor of its covenant of quiet enjoyment which has resulted in Sublessee having been deprived of use and possession of the Aircraft immediately prior to such termination, in which case the Aircraft shall be returned in its then condition provided that, immediately prior to such breach by Sublessor of its covenant of quiet enjoyment such Aircraft shall have been in such condition as to meet the requirements of Section 8 hereof but for such breach. Such continuation of Sublessee's obligations shall not be considered a renewal of the terms of this Sublease or of Sublessee's rights to use the Aircraft, an extension of the Sublease Term or a waiver of any Default or Event of Default or any right of Sublessor hereunder. Until such time as the Aircraft is redelivered to Sublessor as required herein, Sublessee agrees, during the first thirty (30) days following the termination hereof, to pay Basic Rent with interest at the Post-Default Rate and thereafter to pay twice the amount of Basic Rent for each day from such thirtieth (30th) day after the termination hereof until redelivery of the Aircraft in the condition required hereunder (the monthly Basic Rent payable being prorated based on the actual number of days in the applicable month).

         Section 11.         Representations,   Warranties   and   Covenants  of
Sublessee. Sublessee represents and warrants to, and covenants with Sublessor as follows:

         (a) Sublessee (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full corporate power and authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Sublease, (iii) is the holder of an air carrier certificate duly issued pursuant to the Federal Aviation Act and such certificate is in full force and effect, and (iv) holds all material licenses, certificates and permits from all Government Entities of the United States and other jurisdictions necessary for the conduct of its business as now conducted and for the operation of the Aircraft.

         (b) The execution, delivery and performance of this Sublease has been duly authorized by all necessary corporate action of Sublessee, and does not and will not (i) result in the violation of the provisions of the charter documents or bylaws of Sublessee as in effect on the date hereof, (ii) require stockholder approval or approval or consent of any trustee or holders of any indebtedness of Sublessee, except such approvals which have been obtained and are in full force and effect, (iii) contravene any law, rule or regulation or any order of any Government Entity binding on Sublessee, or (iv) conflict with or result in a breach of any terms or provisions of or constitute a default under, or result in or require the creation or imposition of any Lien upon any material property or assets of Sublessee under, any material indenture, mortgage or other agreement or instrument as in effect on the date hereof to which Sublessee is a party or by which it or any of its property is bound, or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over Sublessee or any of its properties.

         (c) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to, or the taking of any other action in respect of, any Government Entity is required for the valid authorization, execution, delivery and performance by Sublessee of this Sublease or the consummation of any of the transactions contemplated hereby, except (i) approvals, authorization, consents, licenses, certificates and orders of the FAA and any other regulatory authority having jurisdiction with respect to the ownership, use and operation of the Aircraft and the transactions contemplated hereby, all of which have been (or on the Delivery Date will have been) duly obtained and are (or will on the Delivery Date be) in full force and effect,
(ii) the filing of this Sublease or other necessary documentation with the civil aviation authority of each country (other than the United States) in which the Aircraft may be operated or located which filings have been made, or will be made as to each such country prior to such Aircraft being operated or located in such country and (iii) any normal periodic and other reporting requirements and renewals and extensions of any of the foregoing, in each case to the extent required to be given or obtained only after the Delivery Date.

         (d) Except for (i) the filing and recording pursuant to the Federal Aviation Act of this Sublease, (ii) the filing of duly executed financing statements naming Sublessee as debtor and Sublessor as secured party (and continuation statements with respect to such financing statements) with the Secretary of State of the State of Colorado and, if applicable, the appropriate filing authority in El Paso County, Colorado and (ii) the retention by Lessor of the original counterpart of the Sublease to the extent, if any, that the Sublease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary in order to establish and perfect Lessor's title to the Aircraft or Lender's security interest in this Sublease as against Sublessee and any third parties in any applicable jurisdictions in the United States.

         (e) This Sublease constitutes the legal, valid and binding obligation of Sublessee, enforceable against Sublessee in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) as a court having jurisdiction may impose.

         (f) There are no suits or proceedings pending or, to Sublessee's knowledge, threatened in any court of before any Government Entity against or affecting Sublessee that would, if adversely determined, (i) prevent or adversely affect Sublessee's ability to perform its obligations under this Sublease or (ii) materially adversely affect the financial condition or operations of Sublessee and its consolidated subsidiaries, taken as a whole.

         (g) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Sublessee and the office where Sublessee will keep its corporate records concerning the Aircraft is located in El Paso County, Colorado. Sublessee will notify Sublessor thirty (30) days in advance of moving either such office to another location.

         (h) Neither Sublessee nor Sublessor has retained or employed any broker, finder or financial advisor other than Cauff, Lippman & Crane Aviation, Inc. to act on its behalf in connection with its lease of the Aircraft and has not authorized any broker, finder or financial advisor retained or employed by any other person so to act.

         (i) Neither Sublessee nor any of its property has any immunity from jurisdiction of any court located in the United States or from any legal process in the Untied States (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

         (j) There is no Tax, levy, impost, deduction, charge or withholding imposed by the State of Colorado or any Taxing Authority thereof or therein either (i) on or by virtue of the execution or delivery of this Sublease or (ii) on any payment made or to be made by Sublessee under this Sublease.

         (k) The obligations of Sublessee under this Sublease rank at least pari passu in right of payment with all other unsecured obligations of Sublessee, with the exception of such obligations as are mandatorily preferred by law.

         (l) Sublessee will promptly give notice to Sublessor upon obtaining actual knowledge of any Default or Event of Default; and

         (m) Sublessee acknowledges that in the event Sublessee files a petition or otherwise seeks relief under the Bankruptcy Code or an involuntary petition is filed against Sublessee, it is the intention of Sublessor that Sublessor, Lessor, Agent and any Lenders shall be entitled to the benefits of Title 11 U.S.C. ss. 1110 and any similar or analogous provisions of any successor statute ("Section 1110") with respect to the Aircraft, the Lease and this Sublease, and Sublessee agrees that it shall not oppose any motion, petition or application filed by Sublessor, Lessor, Agent or any Lender with any bankruptcy court having jurisdiction over Sublessee whereby Sublessor, Lessor, Agent or any Lender seeks recovery of possession of the Aircraft under Section 1110 unless Sublessee shall have complied with the requirements of

Section 1110 to be fulfilled in order to entitle Sublessee to continue use and possession of the Aircraft hereunder.

         (n) Without  having  obtained the prior  written  consent of Sublessor,
Sublessee will not consolidate with or merge into, sell or lease, in one transaction or a series of transactions, all or substantially all of its assets to another corporation or other entity unless such other corporation or subsidiary thereof is engaged in the airline business, the net worth of the corporation resulting from such merger or consolidation or corporation or other entity to which such sale or lease is made would be at least equal to the net worth of Sublessee at the date hereof, such corporation or other entity assumes all of Sublessee's obligations under this Sublease in a manner and by documents and agreements satisfactory to Sublessor in its sole discretion, such corporation or other entity immediately subsequent to such merger, consolidation, lease or sale is not in default hereunder and if Sublessor, Lessor and Agent receive an opinion of counsel satisfactory to them as to such assumption and documentation.

         (o) Sublessee agrees to furnish to Sublessor as soon as practicable, but in no event later than (i) sixty (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year of Sublessee, a consolidated balance sheet of Sublessee and its subsidiaries prepared by it as of the close of such period, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such period (this requirement may be satisfied by delivery to Sublessor of a copy of Sublessee's Form 10-Q), (ii) one hundred and twenty (120) days after the close of each fiscal year of Sublessee, a consolidated balance sheet of Sublessee and its subsidiaries as of the close of such fiscal year, together with the related consolidated statements of income and of surplus and statements of changes in financial position for such fiscal year, as certified by independent public accountants, including their accompanying opinion letter related thereto, (iii) with each such financial statement, a certificate of Sublessee signed by a duly authorized financial officer of Sublessee, to the effect that the signer has reviewed the relevant terms of this Sublease and has made, or caused to be made under his supervision, a review of the transactions and condition of Sublessee during the accounting period covered by the financial statements and that such review had not disclosed the existence during such accounting period, nor does the signer have knowledge of the existence as at the date of such certificate, of any condition or event that constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Sublessee has taken or is taking or proposes to take with respect thereto and (iv) from time to time, such other information as Sublessor, Lessor or Lender may reasonably request; provided that such other information is either in the public domain or is provided to Lessor or Sublessor of aircraft to Sublessee or to creditors of Sublessee.

         (p) Sublessee shall, within fifteen (15) days of the end of each and every calendar month during the Sublease Term, deliver to Sublessor a monthly report, in such form and containing such information as set forth in Exhibit F hereof.

         (q) Sublessee shall, at the end of each calendar quarter, have a long term debt to equity ratio of not more than [X] as determined in accordance with generally accepted accounting principles consistently applied. For purposes hereof, debt shall exclude all off balance sheet financing and operating leases.

         (r) Sublessee shall, at the end of each calendar quarter have a ratio of current assets to current liabilities of not less than 1:1 as determined in accordance with generally accepted accounting principals consistently applied.

         Section 12.         Indemnification.

         (a) General Indemnity and Expenses. Sublessee hereby assumes liability for and hereby agrees to, indemnify, protect, save and keep harmless Sublessor, Lessor, Agent, each Lender and their respective Affiliates, agents, officers, directors, employees, successors and permitted assigns (each of the foregoing and their respective Affiliates, agents, officers, directors, employees, successors and assigns being hereinafter referred to as an "Indemnitee" and any reference herein to an Indemnitee shall include its respective Affiliates, agents, officers, directors, employees, successors and permitted assigns) from and against, and on written demand to pay, or to reimburse each Indemnitee for the payment of, as the case may be, any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims arising out of negligence or involving strict liability in tort), suits, actions, costs, expenses and disbursements, including without limitation legal fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against any Indemnitee relating to or arising out of (A) this Sublease, any payments made pursuant hereto or the exercise of rights or remedies hereunder, (B) the preparation, negotiation, execution and delivery of any amendments, modifications or waivers required by this Sublease or requested by Sublessee (or resulting from any requests of Sublessee) hereunder, (C) the Aircraft, each Engine and any Part thereof, whether or not arising out of the airworthiness, delivery, nondelivery, sublease, presence, storage, modification, substitution, replacement, alteration, maintenance, inspection, failure to inspect, repair, release, possession, repossession after an Event of Default, registration (unless, in respect to Sublessor, any act or omission of Sublessor shall cause the deregistration of the Aircraft under the Federal Aviation Act), use, operation, condition, condition upon return, return, exportation, importation, transfer or other application or disposition thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable), any claim for patent, trademark or copyright infringement arising as a result of or in connection with Sublessee's patents, trademarks, copyrights, servicemarks or logos or those of Sublessee's advertisers, sponsors, and others whose designs and/or logos appear on the Aircraft, at any time, any claim based on strict or absolute liability, statutory liability or tort and any liability for any injury to or death of any person or loss of or damage to any property including, without limitation, any such arising out of any test flight, demonstration flight or ferry flight performed by Sublessee or any entity to which Sublessee may have further subleased the Aircraft pursuant to Section 7 hereof and (D) any breach of, noncompliance with or misrepresentation made or deemed made in, under or in connection with this Sublease or any agreement to which Sublessee is a party concerning the Aircraft or any warranty, certificate or agreement made or delivered in, under or in connection therewith made or deemed to have been made by Sublessee or anyone claiming by, through or under Sublessee; provided, that Sublessee shall not be required to indemnify any Indemnitee hereunder (w) for any liability attributable to acts or events which occur prior to the Commencement Date or after the Sublease Term or the property return of the Aircraft to Sublessor in the condition required hereunder whichever shall occur later, (x) for liability resulting solely and directly from acts of gross negligence or misconduct of such Indemnitee (other than gross negligence or willful misconduct attributed to such Indemnitee solely by reason of its interest in the Aircraft, any Engine or any Part), it being agreed that gross negligence or willful misconduct of an Indemnitee shall not affect the rights to be indemnified hereunder of any other Indemnitee (other than the rights of any Indemnitee that is an Affiliate, agent, officer, director, employee or successor of any such Indemnitee that is so grossly negligent or guilty of such misconduct), (y) for any Taxes that Sublessee has not agreed to indemnify against pursuant to the provisions of Section 12(b) or (z) for any liability imposed or any Indemnitee arising as a result of a disposition of all or any part of such Indemnitee's interest in the Aircraft, other than by reason of the occurrence of a Default or an Event of Default and further provided that no indemnification hereunder shall be paid by Sublessee to Indemnitees in respect of any claim arising during any period during which Sublessee is deprived of use and possession of the Aircraft as a result of a breach by Sublessor of its covenant of quiet enjoyment provided that such claim is not caused by any act or omission of Sublessee.

         If any Indemnitee shall have knowledge of any claim or liability required to be indemnified against under this Section 12(a), such Indemnitee shall give prompt written notice thereof to Sublessee, but the failure of such Indemnitee so to notify Sublessee shall not relieve Sublessee from any liability that it would otherwise have to such Indemnitee hereunder except to the extent that Sublessee's rights respecting any defense thereto are irrevocably and materially impaired directly and solely as a result of such failure.

         Sublessee shall be obligated to such Indemnitee under this Section 12(a) irrespective of whether any Indemnitee shall also be indemnified with respect to the same matter under any other agreement, and each Indemnitee may proceed directly against Sublessee under this Section 12(a) without first resorting to any such other rights of indemnification.

         Any payment or indemnity pursuant to this Section 12(a) shall include the amount, if any, necessary to hold each Indemnitee harmless on a net after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under laws, rules or regulations of any Government Entity or Taxing Authority. If any Indemnitee is entitled to a permanent tax benefit (whether by way of deduction, credit or otherwise) not taken into account pursuant to the preceding sentence as a result of the matter indemnified against under this Section 12(a), such Indemnitee shall promptly pay to Sublessee, after such permanent tax benefit is realized but not before Sublessee shall have made all payments theretofore due to such Indemnitee under this Sublease and any other agreement in respect of the Aircraft, an amount that, after subtraction of any further tax savings to which such Indemnitee is entitled as a result of the payment thereof, is equal to the amount of such permanent tax benefit; provided, however, that such Indemnitee shall not be obligated to make any payment to Sublessee pursuant to this sentence so long as a Default or Event of Default shall have occurred and be continuing or any Rent or Supplemental Rent then due and owing shall not have been paid.

         Upon the indefeasible payment in full of any indemnities due and owing under this Section 12(a), Sublessee shall be subrogated to any right of the Indemnitee in respect of the matter against which indemnity has been given.

         (b)      General Tax Indemnity.

                  (i) Sublessee agrees that each payment of Rent or any amount payable hereunder shall be free of all withholdings of any nature whatsoever, and in the event that any withholding is required, Sublessee shall pay an additional amount of Rent such that after the deduction of all amounts required to be withheld, the net amount of Rent that is actually received by Sublessor, will equal the amount of Rent or any such amount payable hereunder or such other amount, as the case may be, that would be due absent such withholding,

                  (ii) Sublessee hereby agrees to indemnify and hold harmless from and against, and on written demand to pay or reimburse each Indemnitee for the payment of, as the case may be, any and all Taxes imposed upon or asserted against any Indemnitee or the Aircraft, the Airframe, any Engine, or any Part thereof or interest therein, or this Sublease, or the rentals received under this Sublease, by any federal, state or local government or other taxing authority in the United States, in any territory or possession thereof or by any foreign government or any political subdivision or taxing authority thereof or therein (the foregoing being referred to herein individually as a "Taxing Authority" and collectively as "Taxing Authorities") upon or with respect to (a) the acceptance, rejection, delivery, transport, insuring, registration, deregistration, reregistration, assembly, possession, repossession, operation, use, presence, condition, maintenance, repair, return, abandonment, preparation, installation, storage, redelivery, manufacture, subleasing, modification, rebuilding, or importation of, or the imposition of any Lien (other than a Sublessor Lien) (or the insurance of any liability to refund or pay over any amount as a result of any Lien (other than a Sublessor Lien)) on the Aircraft, the Airframe, any Engine or any Part thereof or interest therein, (b) payments of Basic Rent or Supplemental Rent, (c) the Aircraft, the Airframe, any Engine, or any Part thereof or any interest therein or the applicability of this Sublease to the Aircraft, the Airframe, any Engine, or any Part thereof or any interest therein, (d) any or all of the documents and agreements relating to the Aircraft, contemplated hereby and amendments or supplements hereto and thereto, or the execution, delivery, filing or recording thereof, or (e) otherwise with respect to or in connection with the transactions effected under this Sublease and the documents and agreements contemplated hereby including the exercise of remedies hereunder.

                  (iii) The provisions of Section 12(b)(i) and (ii) shall not apply to, and Sublessee shall have no lability to Sublessor or any other person thereunder with respect to Taxes to the extent excluded under any of the following provisions or any combination thereof:

                                    (A) Taxes  imposed  by any  country,  taxing
                   authority or governmental subdivision thereof or therein or any international authority except to the extent that such Taxes would not have been due (whether or not from the same person on whom they are actually imposed) but for the transactions contemplated by this Agreement, provided that the presence or activities of any person other than Sublessor in any jurisdiction shall not be imputed for purposes of this subparagraph (A);

                                    (B) Taxes (I) imposed as a result of a sale,
                   assignment, transfer or other disposition (whether voluntary or involuntary) (a "Transfer') (x) by Sublessor or any other person (other than Sublessee or any affiliate or transferee of or successor to Sublessee) of any legal or beneficial interest in the Aircraft or in or arising under this Agreement or (y) of any direct or indirect interest in Sublessor or any such other person having any such legal or beneficial interest (any event described in (x) or (y) being a "Sublessor Transfer") or (II) to the extent such taxes exceed the amount of taxes that would have been imposed and indemnified against by Sublessee had there not been a "Sublessor Transfer," provided that the exclusion set forth in this subparagraph (B) shall not apply to a Transfer (other than a sale of the Aircraft or any interest therein) resulting from the exercise of any remedies provided for in this Agreement in connection with an Event of Default or an Event of Loss;

                                    (C) Taxes  incurred in respect of any period
                   after the occurrence of any of the following events: (I) the sale or return of the Aircraft or any part thereof or interest therein to the extent the Taxes relate solely to such part or interest) in accordance with the terms of this Agreement; (II) the termination of this Agreement and the return of the Aircraft or (III) the sale or other transfer of the Aircraft and the return of the Aircraft (or any part thereof or interest therein to the extent the Taxes release solely to such part or interest) following a Total Loss with respect to the Aircraft, provided that the exclusion set forth in this subparagraph (C) shall not apply to Taxes to the extent such Taxes relate to periods prior to, or events occurring or matters arising prior to or simultaneously with, such event;

                                    (D) Taxes to the extent  imposed as a result
                   of (I) the willful misconduct or gross negligence of Sublessor, (II) the breach by Sublessor of any of its representations, warranties or covenants contained in this Agreement or (III) Sublessor's Liens;

                                    (E)  Taxes  either  not  yet  due  or  being
                   contested in accordance with the provisions of Section 12(d);

                                    (F) Taxes on, based on,  measured by or with
                   respect to the net or gross income, or net or gross receipts, including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding Taxes, including Taxes imposed under Subtitle A of the Internal Revenue Code of 1986, as amended (the "Code") or
                   Section 3406 of the Code or any successor provisions required to be withheld from any payment under this Agreement), capital, net worth, franchise, or conduct of business of Sublessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any federal, state or local government or taxing authority in the United States;

                                    (G) Taxes on, based on,  measured by or with
                   respect to the net or gross income or net or gross receipts (including any capital gains Taxes, minimum Taxes, Taxes on or measured by any items of tax preference and withholding

                   Taxes), capital, net worth, franchise, or conduct of business of Sublessor or any other person (other than Taxes in the nature of sales, use, rental, property, or value-added Taxes) imposed by any foreign government subdivision or other foreign taxing authority or by any territory or possession of the United States, or by any international authority, provided that the exclusion set forth in this subparagraph
                   (G) shall not exclude such Taxes if and to the extent that such Taxes (i) would not have been imposed but for the operation, presence or registration in such jurisdiction of the Aircraft or any part thereof, or (ii) would have not been imposed solely as a result of (x) the presence in such jurisdiction of a permanent establishment or fixed place of business of Sublessee, or any user or person in possession of the Aircraft or any part thereof, (y) the residence, nationality or place of management and control of Sublessee or any user or person in possession of the Aircraft or any part thereof, (z) the payment from such jurisdiction by Sublessee or any user or person in possession of the Aircraft or any part thereof of any amount due under the Lease, or
                   (iii) any combination of clauses (i) and (ii);

                                    (H) Taxes that  would not have been  imposed
                   but for any failure of Lessor or Sublessor to (x) file proper and timely reports or returns or to pay any Taxes when due, or (y) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and Lessor or Sublessor was eligible to comply with such requirement provided, however, that this exclusion shall not apply to any obligation to file, pay or certify, other than an obligation imposed under the laws of El Salvador, of which Sublessor was unaware.

                                   (I) Taxes imposed  under  Section  887 of the
                  Code.

                  Notwithstanding any provision in this Section 12 to the contrary, Sublessee shall in no event be obligated to pay any amount pursuant to this Section 12 in excess of the Taxes Sublessee would be required by this
Section 12 to pay if (i) Sublessor were the Sublessor of the Aircraft and (ii) no person other than the owner participant as of the date hereof pursuant to the Trust Agreement dated as of November 4, 1993 between Lessor and such owner participant, Sublessor, Sublessee or any sublessee or other user or person in possession of the Aircraft or any part thereof had any interest in the Aircraft or part thereof.

         (c)      Calculation of Tax Indemnity Payments.

                  (i) Any payment that Sublessee shall be required to make to or for the account of any Indemnitee with respect to any

         Tax that is subject to indemnification under Section 12(b) shall include the amount necessary to hold such Indemnitee harmless on a net after-tax basis from he net amount of all Taxes required to be paid by such Indemnitee as the result of such payment pursuant to the laws of any Taxing Authority.

                  (ii) If Sublessor shall realize a Tax benefit as a result of or with respect to any Taxes paid or indemnified against by Sublessee under this Section 12 (whether by way of deduction, credit or otherwise), Sublessor shall pay to Sublessee, promptly after realization  of  such  Tax  benefit,  an  amount  that,  prior  to  the application of any withholding tax to that payment but after subtraction of any further Tax savings Sublessor realizes as a benefit, provided that if any such Tax benefit is subsequently disallowed, lost or reduced, Sublessee shall, upon written notice from Sublessor, promptly repay the amounts paid to the Sublessee with respect to such Tax benefit, provided further that Sublessor shall not be obligated under this Section 12(c)(ii) to pay Sublessee any amounts with respect to Tax benefits realized s a result of any Taxes not paid or indemnified against by Sublessee. Notwithstanding anything to the contrary in this Section 12, if, at the time any payments would otherwise be due to Sublessee pursuant to this Section 12(c)(ii), an Event of Default shall have occurred and be continuing, Sublessor shall hold the amount of such payment as security for the obligations of the Sublessee to Sublessor under the Sublease and at such time as there shall not be continuing any such Event of Default, shall pay such amount to Sublessee. Sublessor shall use reasonable efforts in good faith in filing its Tax returns and in dealing with taxing authorities to seek and to claim any such Tax benefit or savings and to minimize the Taxes payable or indemnifiable by Sublessee hereunder.

                  (iii) At Sublessee's request, the computation by Sublessor of any amount payable to Sublessee pursuant to this Section 12 shall be verified by an independent accounting firm of national reputation selected by Sublessor. The fees of such accountants shall be paid by Sublessee unless such accountants determine that the amount payable to Sublessee is at least 25% more, or the amount payable by Sublessee is at least 25% less, than the amount computed by Sublessor, in which case such fees shall be payable by Sublessor.

         (d)      Contest; Reports.

                  (i) If a claim is made in writing against Sublessor (whether on audit or otherwise) for any Taxes that Sublessee is required to pay or indemnify against pursuant to Section 12(b), Sublessor shall notify Sublessee in writing within 30 Business Days of the receipt of such claim, provided that a failure to so notify will not diminish or relieve Sublessee or any obligations under Section 12(b), except to the extent Sublessee is entitled to contest or to cause Sublessor to contest such Taxes and Sublessee's or Sublessor's successful defense of such claim is materially prejudiced or precluded thereby. If the amount of the claim exceeds $25,000 and if requested by Sublessee in accordance with this Section 12(d) and in writing within 30 Business Days after receipt by Sublessee of the notice described in the preceding sentence, Sublessor shall in good faith and with due diligence contest (including pursuing all administrative and judicial appeals) in the name of Sublessor or, if permitted by law and requested by Sublessee in the name of Sublessee, the validity, applicability or amount of such Taxes in appropriate administrative or judicial proceedings to be determined by Sublessor, provided that (1) prior to taking such action, Sublessee shall have agreed to pay Sublessor all out-of-pocket costs and expenses that Sublessor may incur in connection with contesting such claim, including, without limitation, all reasonable legal and accountant's fees and disbursements and costs of administrative and judicial proceedings, and the amount of any interest or penalties that may be attributable to and payable as a result of contesting such claim (or, at Sublessor's request, Sublessee shall advance to Sublessor funds with which to pay the foregoing amounts, and Sublessor's obligation to contest any Tax shall be suspended during any period Sublessee does not advance sufficient funds to pay such amounts as they accrue or become payable), (2) if such contest is to be initiated by the payment of, and the claiming of a refund for such Taxes (and any interest and penalties that also must be paid), Sublessee shall have advanced Sublessor sufficient funds (on an interest-free basis) to make such payment, (3) no Event of Default has occurred and is continuing, (4) the action to be taken will not result in a material risk of sale, forfeiture or loss of Sublessor's title to the Aircraft (unless Sublessee provides a bond or other security satisfactory to Sublessor), and (5) at Sublessor's request, Sublessee shall provide to Sublessor a written opinion in form and substance satisfactory to Sublessor of independent legal counsel satisfactory to Sublessor that there is a reasonable basis for such contest. Notwithstanding that the conditions set forth in clauses (1),
         (2), (3), (4) and (5) above may have been satisfied, Sublessor, after consulting in good faith with Sublessee, may elect to pursue any contest or proceeding pursuant to the preceding sentence or elect to discontinue (by settlement or otherwise) any such contest or proceeding commenced pursuant to the preceding sentence, but such election shall constitute a waiver by Sublessor of any right to payment or indemnification pursuant to Section 12(b) with respect to the adjustment that was the subject of such proposed contest or proceeding (and any other adjustment the contest of which is precluded by such failure to contest) and, if Sublessee has theretofore paid or provided Sublessor with funds to pay any amount with respect to such adjustment, Sublessor shall promptly repay such amount to Sublessee. If Sublessor shall obtain a refund in whatever form of all or any part of any Taxes that Sublessee shall have paid or reimbursed to Sublessor hereunder, Sublessor shall, provided that no Event of Default shall have occurred and be continuing, pay to Sublessee an amount that is equal to the sum of the amount of such refund or credit, plus any interest received on such refund fairly attributable to any Taxes paid by or with funds provided by Sublessee prior to receipt of such refund, reduced by an Taxes incurred by Sublessor by reason of the receipt or accrual of such refund and interest and net of any expenses described in clause (1) of the second sentence of this Section 12(d) that have not been previously reimbursed, and increased by any Tax benefit realized by Sublessor as a result of any payment by Sublessor made pursuant to this sentence, provided further that, if, at the time of such payment an Event of Default shall have occurred and be continuing, Sublessor shall hold the amount of such payment as security for the obligations of Sublessee to Sublessor under the Lease, and at such time as there shall not be continuing any such Event of Default, shall pay such amount to the Sublessee. Sublessor hereby agrees that it will inform Sublessee of the time and place of, and Sublessor will not object to Sublessee's presence at any proceeding conducted pursuant to this Section 12(d) provided that Sublessee's presence also must be allowed by applicable law and provided further that the conditions set forth in clauses (1), (2), (3), (4) and (5) above shall have been, and shall continue to be, satisfied.

                  (ii) Sublessee shall provide Sublessor with such information in the possession of Sublessee or otherwise reasonably available to it as Sublessor may reasonable require to enable Sublessor to fulfill its tax filing obligations under this Section 12 and any audit information request arising in connection with the Taxes subject to this Section
         12. Sublessor shall provide Sublessee with such information in the possession of Sublessor or otherwise reasonable available to it as Sublessee may reasonably request to fulfill its tax filing requirements under this Section 12 and any audit information request arising in connection with the Taxes subject to this Section 12. If any report or return is required to be made with respect to any obligation of Sublessee under this Section 12, Sublessee will make such report or return, provided that Sublessee shall have no obligation to file any such return or report if (A) Sublessor, after Sublessee's written request therefor, shall have failed to furnish Sublessee with such information as is peculiarly within the control of, or reasonably available to Sublessor and is necessary for the filing of such report or return, or (B) such return or report would or should have been filed by Sublessor even if it had not entered into the Sublease.

                  (iii) Sublessor shall furnish from time to time to Sublessee or to such other person as Sublessee may designate, such returns, statements or other documentation ("Tax Forms") (including, without limitation, if then required, information as to the ultimate beneficial owners of Sublessor and the stock interests in Sublessee held actually and constructively by Sublessor, if not otherwise known to Sublessee) in such form and with such substance as are necessary or appropriate to enable Sublessor or Sublessee, to claim an available reduction of or exemption from Taxes which Sublessee may be required to pay or indemnify against hereunder, provided that Sublessee shall have provided Sublessor with any information within the Sublessee's control or reasonably available to Sublessee that is necessary to prepare such return, statement or other documentation. Any such Tax Forms shall be provided promptly after receipt of a written request therefor from the Sublessee.

         (e) Payment. Unless otherwise requested by the appropriate Indemnitee, Sublessee shall pay when due any Tax for which it is liable pursuant to Section 12(b) directly to the appropriate Taxing Authority, or, upon written demand, shall reimburse the appropriate Indemnitee for the payment of any such Tax made by such Indemnitee. Within 30 days after the date of each payment by Sublessee of any Tax referred to in the proceeding sentence, Sublessee shall furnish the appropriate Indemnitee evidence of payment of such Tax acceptable to such Indemnitee. Sublessee shall also cause to be furnished, promptly upon request, such data as any Indemnitee may reasonably require from Sublessee to enable such Indemnitee to comply with the requirements of any Taxing Authority in respect of any tax referred to in Section 12(b).

         (f) Survival. The obligations contained in this Section 12 shall survive the termination of this Sublease, to the extent they have accrued, or relate to events that have occurred, on or before the date of such termination; provided that obligations arising as a result of the occurrence of a Default or an Event of Default shall in any event, without limiting the foregoing, survive until payment in full and performance of all obligations owing to each Indemnitee under the foregoing agreements and all other agreements referred to herein or contemplated hereby. The obligations of Sublessee in respect of all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, each Indemnitee entitled thereto at the option of such Indemnitee without declaring this Sublease to be in default or taking any other action hereunder.

         Section 13.         Assignment; Sublease Subject and Subordinate.

         (a) No Impermissible Sublease by Sublessee. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SUBLESSEE SHALL NOT ASSIGN OR OTHERWISE TRANSFER IN ANY MANNER ANY OF ITS RIGHTS OR INTERESTS WITH RESPECT THIS SUBLEASE, THE AIRCRAFT, ANY ENGINE OR ANY PART THEREOF.

         (b) Assignment by Sublessor. Pursuant to the Security Assignments, Sublessor's right, title and interest in and to this Sublease has been assigned to Lessor as security for Sublessor's obligations under the Lease, and further assigned by Lessor to Agent as security for Lessor's obligations to Agent and the Lenders under the Credit Agreement and the Mortgage. Sublessee hereby accepts and consents to the Security Assignments and the assignment of all of Sublessor's right, title and interest in and to this Sublease to Agent pursuant to the terms thereof, including, without limitation, the right to make all waivers and agreements, to give all notices, consents and releases, to exercise Sublessor's rights and remedies upon an Event of Default hereunder and take all action upon the happening of an Event of Default hereunder or to do any and all other things whatsoever that Sublessor is or may become entitled to do under this Sublease, all or any of which right, remedies, obligations, benefits and interests may be reassigned or retransferred by Agent at any time and from time to time.

         (c) Sublease Subject and Subordinate. Sublessee acknowledges and agrees that this Sublease, and Sublessee's rights hereunder, are subject and subordinate in all respects to all the terms and conditions of the Lease and the Mortgage and the rights and remedies of Lessor and Agent thereunder, including, without limitation, (i) Lessor's rights to repossession of the Aircraft pursuant to the Lease and to avoid this Sublease upon a default by Sublessor under the Lease and (ii) Agent's rights to repossession of the Aircraft pursuant to the Mortgage upon a default by Lessor thereunder, as the case may be. Notwithstanding anything to the contrary herein, upon the occurrence of an event of default entitling Lessor or Agent, as the case may be, to demand return of the Aircraft by Sublessor under the Lease or an event of default by Lessor under the Mortgage, Sublessee shall, if requested to do so by Lessor or Agent, as the case may be, return the Aircraft to Agent or Lessor, as the case may be.

         (d) Assignments by Sublessor or Lessor. Subject to Sublessee's rights hereunder and at Sublessor's cost and expense, Sublessor or Lessor may at any time and without Sublessee's consent sell, assign or transfer its rights and interest hereunder or with respect to the Aircraft to a third party and/or grant a Lien over the Aircraft and the benefit of this Sublease to Lender or any other Person as security for Sublessor's or Lessor's obligations to such Person (each such transferee, assignee or other Person, an "Assignee"). On request by Sublessor, Sublessee will execute all such documents (such as a lease assignment agreement) as Sublessor or Lessor may reasonably require to confirm Sublessee's obligations under this Sublease. No sale, assignment or transfer of Sublessor's or Lessor's interest or creation of any Lien by Sublessor or Lessor shall adversely affect Sublessee's rights hereunder or increase Sublessee's duties, expenses or the liabilities of Sublessee in respect of any Tax or under any of its indemnification obligations or otherwise. Sublessee will provide all other reasonable assistance and cooperation to Sublessor, Lessor and any Assignee in connection with any such sale or assignment or the perfection and maintenance of any Lien granted in connection therewith, including, at Sublessor's sole cost and expense, making all necessary filings and registrations including filings or registrations of mortgages, financing statements and reregistration of the Aircraft. Upon any such assignment or transfer, Sublessor shall cause any Assignee to deliver to Sublessee evidence of its corporate authority to enter into any such sale, assignment or transfer and such Assignee shall grant to Sublessee the same covenant(s) of quiet enjoyment as are set forth herein. Wherever the terms "Sublessor", "Lessor" or "Lender" are used in this Sublease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance, such terms shall be construed to include each Assignee, as applicable.

         Section 14.         Events of Default; Remedies.

         (a) Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall be deemed to exist and continue so long as it shall not have been remedied:

                  (i) Sublessee shall fail to make any payment of Basic Rent, Maintenance Reserves, Stipulated Loss Value or Supplemental Rent hereunder within five (5) Business Days after the same shall have become due and payable;

                  (ii) Sublessee shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of
         Section 9 hereof or Sublessee shall fail to provide an insurer's certificate evidencing the renewal or replacement of such policy, upon the renewal or replacement thereof, in accordance with the terms hereof;

                  (iii) any document required to be filed or recorded by Sublessee pursuant thereto is not duly filed and recorded by Sublessee as required to perfect and continue the perfection of the interests of Sublessor, Lessor, and Agent in the Aircraft or the filings and recordings provided for herein are not made by the time required; or Sublessee shall fail to perform or observe any other covenant, term, condition or agreement to be performed or observed by it hereunder or under any instrument, document or agreement furnished by Sublessee to Sublessor, or Lender in connection with the transactions referred to herein or contemplated hereby, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof to Sublessee or thirty (30) days after Sublessee, assuming exercise of reasonable diligence, should have known of such failure; provided, however, such failure to observe any covenant, term, condition or agreement does not pose a material danger to the respective rights and interests of Sublessor, Lessor, Agent or any Lender in the Aircraft and the same is of such a nature that it can be cured; and further provided that Sublessee shall have commenced and shall diligently pursue such cure, Sublessee shall have an additional thirty (30) day period within which to cure the same;

                  (iv) any representation or warranty made by Sublessee herein or in any document, or certificate furnished by Sublessee in connection herewith shall at any time prove to have been false or incorrect or any material respect at the time made;

                  (v) Sublessee shall (A) voluntarily commence any proceeding or file any petition seeking relief under any applicable bankruptcy, insolvency, liquidation or similar law now or hereafter in effect, (B) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property or assets, (D) file an answer admitting the material allegations of a petition filed against it any such proceeding, (E) make a general assignment for the benefit of creditors, (F) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (G) take corporation action for the purpose of effecting any of the foregoing;

                  (vi) an  involuntary  proceeding  shall  be  commenced  or for involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of Sublessee, or of a substantial part of the property or assets of Sublessee under any applicable bankruptcy, insolvency, receivership or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Sublessee or for a substantial part of the property of Sublessee or (C) the winding-up or liquidation of Sublessee; and such proceeding or petition shall continue undismissed, unstayed or unbonded for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) days;

                  (vii) Sublessee or any subsidiary thereof, the debt of which has been guaranteed by Sublessee thereof shall fail to pay, in accordance with its terms and when due and payable, the principal of or interest on any Debt the principal amount of which exceeds $2,000,000 and the maturity of any such Debt, in accordance with the provisions of any such Debt or any contract evidencing, providing for the creation of or concerning such Debt shall have been accelerated or any event shall have occurred and be continuing that would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Persons so to accelerate such maturity;

                  (viii) final judgment for the payment of money in excess of [XXXXXX] not fully covered by insurance (or the equivalent in another currency) shall be rendered against Sublessee and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed or bonded in a manner satisfactory to Sublessor;

                  (ix)   Sublessee   shall   fail  to  remain  a   "certificated
         air-carrier" within the meaning of the Federal Aviation Act;

                  (x) Sublessee shall  voluntarily  suspend all or substantially all of its commercial airline operations, or the franchises, concessions, permits, rights or privileges acquired for the conduct of the business and operations of Sublessee shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented;

                  (xi) except as otherwise permitted pursuant to Section 11(n) hereof, Sublessee shall merged with or into or consolidate with or into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or fifty-one percent (51%) or more of the capital stock of Sublessee shall be acquired in a single transaction or series of transactions, directly or indirectly by any Person and/or its Affiliates not a shareholder of Sublessee on the Commencement Date;

                  (xii) possession of the Aircraft, the Airframe or any Engine shall be transferred to another Person, other than in accordance with the express provisions of Section 7(d); and/or

                  (xiii) the Aircraft shall cease to be (or cease to be eligible to be) registered in the United States as a result of any act or omission of Sublessee.

         (b) Remedies. Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Sublessor may, at its option, declare this Sublease to be in default by notice to Sublessee; and at any time thereafter, so long as Sublessee shall not have remedied all outstanding Events of Default before Sublessor shall have commenced to exercise its rights or remedies hereunder, Sublessor may exercise one or more of the following rights and remedies with respect to all or any part of the Aircraft, Airframe or any Engine as Sublessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

                  (i) cause Sublessee, upon the written demand of Sublessor and at Sublessee's expense, to return promptly, and Sublessee shall return promptly (and in no event later than two days after such demand), all or such part of the Aircraft, the Airframe or any Engine as Sublessor may demand, to Sublessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of,
         Section 10 as if such Aircraft, Airframe or Engine were being returned at the end of the Sublessee Term, or Sublessor, at its option, may enter upon the premises where all or any part of the Aircraft, Airframe or any Engine is located and take immediate possession of and remove the same;

                  (ii) hold, use, operate, keep idle or lease to others all or any part of the Aircraft, with or without taking possession thereof as Sublessor in its sole discretion may determine, free and clear of any rights of Sublessee and without any duty to account to Sublessee with respect to such action or inaction or for any proceeds with respect thereto, except that Sublessee's obligation to pay Basic Rent pursuant to the Lease for any periods in respect of the Aircraft or part thereof accruing after Sublessee shall have been deprived of possession of such Aircraft or part thereof pursuant to this Section 14 shall be reduced by the net proceeds, if any, received by Sublessor from leasing the Aircraft or part thereof to any Person other than Sublessee for the same periods or any portions thereof;
                  (iii) Sublessor may exercise any other right or remedy that may be available to it under applicable law or proceeds by appropriate court action to enforce the terms hereof or to recover damages for the breach or to rescind this Sublease;

                  (iv) Sublessor may terminate this Sublease; and/or

                  (v) whether or not Sublessor shall have exercised, or shall thereafter at any time exercise, any of its rights under clause (i),
         (ii), (iii) or (iv) above, Sublessor, by written notice to Sublessee specifying a payment date not earlier than five (5) Business Days after the date of such notice, may terminate this Sublease and demand that Sublessee pay to Sublessor and Sublessee shall pay to Sublessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, the sum of: (A) any unpaid Basic Rent due under this Agreement for periods ending on or prior to the payment date specified in such notice and any unpaid Supplemental Rents due on or prior to such payment date, plus (B), an amount equal to the aggregate unpaid Basic Rent which would otherwise have accrued hereunder over the remainder of the Sublease Term but for the Event of Default, discounted to present value as of the date specified for payment in such notice, less (C), if applicable, for any period until the expiration of the Sublease Term that Sublessor has not been able to sublease the Aircraft but has been able, in the normal course of its operations to use the Aircraft, the Basic Rent payable by Sublessee to Sublessor for the lease of the Aircraft during any such period of use discounted to present value as of the date specified for payment in such notice. The amounts specified in such notice shall bear interest at the Post-Default Rate from the payment date specified in such notice until payment is made. In calculating Sublessor's damages hereunder upon an Event of Default, all Basic Rent which would have become due during the remainder of the Sublease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate equal to the rate of interest on United States Treasury Bills having a maturity which will most closely approximate the period equal to the remainder of the Sublease Term, as quoted in the Wall Street Journal on the date of Sublessor's notice.

         In addition, Sublessee shall be liable, except as otherwise provided above, for any and all Unpaid Basic Rent and Supplemental Rent then due hereunder before or during or after the exercise of any of the foregoing remedies and for all legal fees and other costs and expenses incurred by Sublessor by reason of the occurrence of any Event of Default or the exercise of Sublessor's remedies with respect thereto, including all costs and expenses incurred in connection with return of all or any part of the Aircraft in accordance with Section 10 or this Section 14 or in storing or maintaining the Aircraft or any part thereof or placing the same in the condition and airworthiness required by Section 10.

         Except as otherwise expressly provided above, no remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Sublessor at law or in equity, and the exercise or beginning of exercise by Sublessor or any one or more of such remedies shall not preclude the simultaneous or later exercise by Sublessor of any or all such other remedies; provided, that Sublessor may recover only once from each element of damages sustained and, provided further, that the preceding proviso shall not be deemed to require proof of damages actually sustained in the case of liquidated damages provided for herein. No express or implied waiver by Sublessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. To the extent permitted by law, Sublessee hereby waives any rights now or hereafter conferred by statute or otherwise

                                    (A)  that  may  confer  any  right  to prior
                   notice or judicial hearing in connection with Sublessor's taking possession or disposing of the Aircraft including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right that Sublessee might otherwise have under applicable law,

                                    (B) except as provided  in this  Section 14,
                   that impose any requirements as to the time, place or terms of lease other disposition or other requirements with respect to the enforcement of Sublessor's rights and remedies hereunder, (C) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in effect under applicable law that may have the effect of delaying the enforcement of this Sublease or the absolute lease or other disposition of the Aircraft, or (D) except as otherwise provided herein, that may otherwise limit or modify any of Sublessor's rights or remedies hereunder. The failure or delay of Sublessor in exercising any right or remedy granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right or remedy upon the continuation or reoccurrence of any such contingencies or similar contingencies and any single or partial exercise hereunder of any particular right or remedy of Sublessor shall not exhaust the same or constitute a waiver of any other right provided herein.

         Notwithstanding anything contained in this Section 14 to the contrary, Sublessor shall use reasonable efforts to mitigate damages.

         Section 15. Notices. All notices required or permitted hereunder shall be in writing and shall be delivered in person or sent by telecopier, international courier service or letter (mailed certified and return receipt requested), addressed to the parties as follows:

if the Sublessor:                           Alto Edificio Caribe, 2d Piso
                                            San Salvador, El Salvador
                                            Attention:  President
                                            Telecopier: (503) 98-0827

with a copy to:                             Greenberg, Traurig, Hoffman,
                                              Lipoff, Rosen & Quentel, P.A.
                                            1221 Brickell Avenue
                                            Miami, Florida 33131
                                            Attention: Kenneth C. Hoffman, Esq.
                                            Telecopier: 305-579-0717

if to Sublessee:                            Western Pacific Airlines, Inc.
                                            2864 S. Circle Drive, Suite 1100
                                            Colorado Springs, Colorado 80906
                                            Attention: Edward R. Beavais,
                                              President & CEO
                                            Telecopier: (719) 527-7480

with a copy to:                             Winthrop, Stimson, Putnam & Roberts
                                            One Battery Park Plaza
                                            New York, New York  10004
                                            Attention: Ruth Weinstein, Esq.
                                            Telecopier:  (212) 858-1500
or at such other address as Sublessee or Sublessor shall from time to time designate in writing to the other. In the case of a notice will be deemed received upon actual receipt. In the case of a mailed letter, notice will be deemed received on the tenth (10th) Business Day after deposit in the mail, with proper postage for registered or certified first-class mail prepaid. All notices required or permitted under the Lease shall be given in the manner set forth in
Section 18 of the Lease.

         Section 16.         Governing Law and Jurisdiction.

         (a) Governing Law. This Sublease shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, inclusive of all matters of construction, validity and performance.

         (b) Jurisdiction; Service of Process. Sublessee and Sublessor hereby irrevocably submit to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Sublease, and hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Sublessee and Sublessor hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Sublessee hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019, and Sublessor hereby irrevocably appoints Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, 153 East 53rd Street, New York, New York 10022 (the "Process Agent"), as their respective agents to receive on their behalf and in respect of their proper service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Sublessee or Sublessor, as the case may be, in care of their respective Process Agents at such Process Agent's above address, and Sublessee and Sublessor hereby irrevocable authorize and direct their respective Process Agents to accept such service on their behalf. As an alternative method of service, Sublessee and Sublessor also irrevocably consent to the service of any and process in any such action or proceeding by the mailing of copies of such process to the address specified in Section 16. Sublessee and Sublessor agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 16(b) shall affect the right of any Person (including Lessor and Lender) to serve legal process in any other manner permitted by law or affect the right of any other party to bring any action or proceeding against Sublessee or Sublessor, or their respective properties in the courts of other jurisdictions. SUBLESSEE AND SUBLESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING

TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS SUBLEASE.

         (c) Waiver of Immunity. To the extent that Sublessor or Sublessee has or hereafter may acquire any sovereign immunity, Sublessor and Sublessee hereby irrevocably waive such immunity in respect of their respective obligations under this Sublease and all other documents and agreements relating to the Aircraft and the transactions referred to or contemplated herein.

         Section 17.         Miscellaneous.

         (a) Entire Agreement. This Sublease constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. NO SUBLEASE TERM OR PROVISION OF THIS SUBLEASE MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED, EXCEPT (i) WITH THE PRIOR WRITTEN CONSENT OF LESSOR AND AGENT AND (ii) BY AN INSTRUMENT IN WRITING SIGNED BY A DULY AUTHORIZED REPRESENTATIVE OF THE PARTY AGAINST WHICH THE ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Nothing herein shall be construed as conveying to Sublessee any right, title or interest in the Aircraft, the Airframe or any Engine or Part except as Sublessee under this Sublease.

         (b) English Language. All notices, communications, reports, opinions and other documents given under this Sublease shall be in the English language.

         (c) Sublessor's Right to Perform for Sublessee. If Sublessee fails to make any payment of Rent or Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Sublessor may itself make such payment or perform or comply with such agreement, and the amount of any expenses of Sublessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent payable by Sublessee upon demand; provided, however, that no such payment, performance or compliance by Sublessor shall (i) be deemed to have satisfied the obligation of Sublessee to make such payment or to perform or comply with such agreement, as the case may be, unless and until Sublessee shall have paid all such Supplemental Rent payable pursuant to this section by reason of such failure or (ii) be deemed a waiver of Sublessor's rights and remedies against Sublessee hereunder.

         (d) Application of Payments During Existence of Default. Any amount referred to herein that is payable to Sublessee shall not be paid to Sublessee, or if it has been previously paid directly to Sublessee, shall not be retained by Sublessee, if at the time of such payment a Default or Event of Default shall have occurred and be continuing, but shall be paid to and held by

Sublessor as security for and may be applied to the obligations of Sublessee under this Sublease and, at such time as Sublessor shall receive evidence in form and substance satisfactory to it that there is not continuing any such Default or Event of Default, all such amounts in excess of amounts so paid on obligations of Sublessee shall be paid to Sublessee.

         (e) Expenses. Whether or not the transactions contemplated hereby shall be consummated, Sublessee agrees to reimburse Sublessor, Lessor and Agent for their respective out-of-pocket costs and expenses, including attorneys' fees (except for the fees of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A.), incurred in connection with the preparation, negotiation and delivery of this Sublease, any other documents or instruments required in connection herewith and the transactions contemplated hereby. Sublessee further agrees to reimburse Sublessor, Lessor, Agent and any Lender for their out-of-pocket costs and expenses, including attorneys' fees, incurred in connection with any amendments, modifications or waivers required by this Sublease or requested by Sublessee (or resulting from any requests of Sublessee) hereunder.

         (f) Further Assurances. Sublessee will promptly and duly execute and deliver to Sublessor such further documents and assurances and take such further action as Sublessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Sublease and to establish and protect the rights and remedies created or intended to be created in favor of Sublessor hereunder, including, without limitation, if requested by Sublessor, Lessor or Agent, at the expense of Sublessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Sublease any Replacement Engine and the recording or filing of counterparts hereof, and all such other documents and instruments, in accordance with the laws of such jurisdictions as Sublessor may from time to time deem advisable.

         (g) Judgment Currency. The obligations of Sublessee in respect of any sum due from it to Sublessor hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that Sublessor may in accordance with normal banking procedures purchase, or cause to be purchased for its account Dollars with such other currency; if the Dollars so purchased are less than the sum originally due in Dollars, Sublessee agrees to indemnify Sublessor against such loss, and if the Dollars so purchased exceed the sum originally due to Sublessor in Dollars, Sublessor agrees to remit to Sublessee such excess.

         (h) Invalidity of any Provision. Any provision of this Sublease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceablity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by applicable law, Sublessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         (i) Changes in Law. If there shall be any change (or such change shall be enacted or made by notice or otherwise and shall be scheduled to become thereafter effective) in the laws or treaties of the United States that has a material adverse effect on the validity, legality, perfection or enforceability of Sublessor's, Lessor's or Lender's rights or interest in the Aircraft or this Sublease or the validity, legality, perfection, or enforceability of this Sublease, or the perfection of the Security Assignments or the Mortgage, Sublessor may terminate this Agreement, whereupon Sublessee shall promptly return the Aircraft to Sublessor or its designee in the condition required hereunder.

         (j) Headings. All section and paragraph headings and captions are purely for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Sublease.

         (k) Consent. Whenever in this Sublease, the consent (whether or not, in writing) of either Sublessor or Sublessee is required, such consent shall not be unreasonably withheld or delayed.

         (l) Third-Party Beneficiaries. Sublessee recognizes that this Sublease confers certain rights and interests on the Indemnitees. Notwithstanding that the Indemnitees are not parties to this Sublease, the Indemnitees are intended third party beneficiaries of such rights and interests and Sublessor hereby acknowledges that the Indemnitees may enforce such rights and interests directly, as if they were parties to this Sublease.

         (m) Counterparts. This Sublease may be executed in any number of identical counterparts, all of which together will be deemed to be one and the same instrument. Delivery of an executed counterpart of this Sublease by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Sublease by facsimile will also deliver an originally executed counterpart; provided the failure of any party to deliver an originally executed counterpart of this Sublease will not affect the validity or effectiveness of this Sublease.

                          [CONTINUED ON SIGNATURE PAGE]

                  IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be duly executed as of the day and year first above written.

                                       TACA INTERNATIONAL AIRLINES, S.A.,
                                       as Sublessor


                                       By: _____________________________
                                       Name:
                                       Title:

                                       WESTERN PACIFIC AIRLINES, INC.,
                                       as Sublessee


                                       By: _____________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1
                                                              SUBLEASE AGREEMENT



                              STIPULATED LOSS VALUE


         The Stipulated Loss Value as of any date shall be equal to the amount of U.S. dollars set forth in the table below and set forth opposite such date.


                              Stipulated Loss Value



                                                                   Stipulated
                                                                   Loss Value
Lease Period Dates                                             (In U.S. Dollars)
                                                               -----------------
March 18, 1996 - March 17, 1997                                   [XXXXXXXXXX]

March 18, 1997 - March 17, 1998                                   [XXXXXXXXXX]

March 18, 1998 - March 17, 1999                                   [XXXXXXXXXX]

March 18, 1999 - March 17, 2000                                   [XXXXXXXXXX]

March 18, 2000 - End of Lease Term                                [XXXXXXXXXX]

                                    EXHIBIT A

                              AIRCRAFT DESCRIPTION


One Boeing Model B737-3S3 Aircraft, United States Registration Mark N375TA and Manufacturer's Serial No. 23787 with two CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer's Serial Nos. 721734 and 721150, respectively in a 136-seat, single class configuration.


AIRFRAME*:

                  Aircraft Total Time (Hours)                  _______
                  Aircraft Total Landings (Cycles)             _______
                  Time since last "C" Check                    _______
                  Time since last "D" Check                    _______

ENGINES*:




                                                                   Time to Next
                             Total                                Replacement of
      Serial                Engine        Total      Time Since    Lowest Life
      Number                Cycles        Time        Overhaul    Limited Part
      ------                ------        -----      ----------   --------------
      721734

      721150



 ---------------
 *as of March __, 1996

                                    EXHIBIT B

                             ACCEPTANCE CERTIFICATE


         WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of ________________ with its principal place of business in Colorado Springs, Colorado ("Sublessee") does hereby represent, acknowledge, warrant and agree as follows:

         (a) Sublease and TACA INTERNATIONAL AIRLINES, S.A. ("Sublessor") have entered into a Sublease of Lease Agreement dated as of March __, 1996 (hereinafter referred to as the "Sublease"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Sublease.

         (b) Sublessee has this __ day of March, 1996 (Time: ___ ________), at El Salvador International Airport, received from Sublessor possession of:

                  (i) One (1) Boeing 737-3S3 Aircraft bearing Manufacturer's serial number 23787 and two (2) CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer's Serial Nos. 721734 and 721150 (the "Aircraft"); and

                  (ii) The manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts listed in Attachment 1 hereto (the "Aircraft Documentation").

         (c) Except as noted on Attachment 2 hereto, Sublessee hereby confirms and agrees that the above described Aircraft and Aircraft Documentation have been duly accepted by Sublessee pursuant to the terms and provisions of the Sublease.

         (d) As of the date hereof, the Aircraft and Engines had the following hours/cycles:

AIRFRAME:                  Aircraft Total Time (Hours)                  ________
                           Aircraft Total Landings (Cycles)             ________
                           Time since last "C" Check                    ________
                           Time since last "D" Check                    ________


                                                                   Time to Next
                        Total                                     Replacement of
    Serial             Engine          Total       Time Since      Lowest Life
    Number             Cycles          Time         Overhaul       Limited Part
    ------             ------          -----       ----------     --------------
    721734

    721150



         (e) Quantity of fuel on board the Aircraft at delivery:_________.

         IN WITNESS WHEREOF, Sublessee has caused this Acceptance Certificate to be executed by its duly authorized representative as of the day and year set forth above.

                                       WESTERN PACIFIC AIRLINES, INC.



                                       By:____________________________
                                          Name:
                                          Title:



ATTACHMENTS:               1.       List of Aircraft Documentation
                           2.       List of Discrepancies

                                  ATTACHMENT 1
                            TO ACCEPTANCE CERTIFICATE

                             AIRCRAFT DOCUMENTATION

                                     MANUALS

                  Name
                  ----
FAA Approved Airplane Flight Manual
Manufacturer's Operations Manual - Volume No. ______
Quick Reference Handbook
Maintenance Manuals
Wiring Diagram Manuals
Structural Repair Manual
Illustrated Parts Catalog
Vendor Illustrated Parts Catalog
Overhaul Manuals
Vendor Overhaul Manuals
Drawings (Major Assembly and Installation)
Weight and Balance Control and Loading Manual
Weight and Balance Manuals Supplement
Actual Weight and Balance Compliance
Rigging Document

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS
                    -----------------------------------------

Aircraft log book (current file copies)
Aircraft Readiness Log (revised to time of return)
Maintenance Time Control Report (components, maintenance visit, special items next, due Airframe hours and cycles)
Aircraft previous maintenance visit record including the last inspection performed.
Airworthiness  Directive  Compliance Summary
Serviceable Tags for all rotable components installed (Airframe & Engines) Ads requiring continuous surveillance
Service bulletin terminated accomplished status
Service bulletin requiring continuous surveillance summary and maintenance control action
Airframe and component history records
FAA Form 337 for Airframe, repair/overhaul certification of last major visit FAA Form 337 for each Engine, repair/overhaul certification of last shop visit Engine Readiness Log for each Engine (components installed)
Summary of Service Bulletins accomplished for each Engine
Summary of AD's accomplished  for each Engine
SD and AD status requiring continuous surveillance with maintenance, control action for each engine
Engine time summary sheet including life limited items (for each Engine) Engine log books for each Engine (current and file copies)

Receipt of the foregoing documents except as noted, is hereby acknowledged.

                                  ATTACHMENT 2
                            TO ACCEPTANCE CERTIFICATE

                                  DISCREPANCIES

                                    EXHIBIT C

                        FORM OF RETURN ACCEPTANCE RECEIPT


         WESTERN PACIFIC AIRLINES, INC. ("Sublessee") and TACA INTERNATIONAL AIRLINES, S.A. ("Sublessor") have entered into a Sublease of Lease Agreement dated as of March __, 1996 (hereinafter referred to as "Sublease"). Capitalized words used herein and not otherwise defined will have the meanings set forth in the Sublease.

         (a) Sublessor has this __ day of ______,  _____ (Time:  ___ _________), at [return location], received from Sublease possession of:

                  (i) One (1) Boeing 737-3S3 Aircraft bearing Manufacturer's serial number 23787 and two (2) CFM International, Inc. Model CFM 56-3B2 Engines, Manufacturer Serial Nos. 72134 and 721150 (the "Aircraft"); and

                  (ii) The manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts listed in Attachment 1 hereto (the "Aircraft Documentation").

         (b) Except as noted on Attachment 2 hereto, the above specified Aircraft and Aircraft Documentation are hereby accepted by Sublessor pursuant to the terms and provisions of the Sublease.

         (c) As of the date hereof, the Aircraft and Engines had the following hours/cycles:

AIRFRAME:                  Aircraft Total Time (Hours)                  ________
                           Aircraft Total Landings (Cycles)             ________
                           Time since last "C" Check                    ________
                           Time since last "D" Check                    ________


                                                                  Time to Next
                        Total                                     Replacement of
    Serial             Engine          Total       Time Since      Lowest Life
    Number             Cycles          Time         Overhaul       Limited Part
    ------             ------          -----       ----------     --------------
    721734

    721150


         (d)      Quantity of fuel on board the Aircraft at redelivery:
- - -----------------.

         IN WITNESS WHEREOF, Sublessee and Sublessor have caused this Return Acceptance Receipt to be executed by their duly authorized representatives as of the day and year set forth above.

                                       WESTERN PACIFIC AIRLINES, INC.


                                       By:____________________________
                                          Name:
                                          Title:

                                       TACA INTERNATIONAL AIRLINES, S.A.


                                       By:____________________________
                                          Name:
                                          Title:



ATTACHMENTS:               1.       List of Aircraft Documentation
                           2.       List of Discrepancies

                                  ATTACHMENT 1
                          TO RETURN ACCEPTANCE RECEIPT

                             AIRCRAFT DOCUMENTATION


(NOTE: At time of Aircraft return list all of the records, manuals, documents and data (by title/description, identification number and quantity) which were provided to Sublessee by Sublessor with delivery of the Aircraft under the Sublease. Also list all additional records/data developed for and returned with the Aircraft by Sublessee.)

                                     MANUALS


         Name
         ----
FAA Approved  Airplane Flight Manual
Manufacturer's  Operations Manual - Volume No. _______
Quick Reference Handbook
Maintenance Manuals
Wiring Diagram Manuals
Structural  Repair Manual
Illustrated  Parts Catalog
Vendor  Illustrated  Parts Catalog
Overhaul  Manuals
Vendor Overhaul  Manuals
Drawings (Major Assembly and Installation)
Weight and Balance  Contra and Loading  Manual
Weight and Balance Manual Supplement
Actual Weight and Balance Compliance
Rigging Document

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS


Aircraft log book (current file copies)
Aircraft Readiness Log (revised to time of return)
Maintenance Time Control Report (components, maintenance visit, special items next due, Airframe hours and cycles)
Aircraft previous maintenance visit record including the last inspection performed.
Airworthiness Directive Compliance Summary
Serviceable Tags for all rotable components installed (Airframe & Engines) Ads requiring continuous surveillance
Service bulletin terminated accomplishment status
Service bulletin requiring continuous surveillance summary and maintenance control action
Airframe and component history records
FAA Form 337 for Airframe, repair/overhaul certificate of last shop visit Engine Readiness Log for each Engine (component installed)
Summary of Service Bulletin's accomplished for each Engine
Summary of AD accomplished for each Engine
SB and AD status requiring continuous surveillance with maintenance, control action of each Engine
Engine time summary sheet including life limited items (for each Engine) Engine log books for each Engine (current and file copies)


Receipt  of  the  foregoing  documents, except as noted, in hereby acknowledged.

                                  ATTACHMENT 2
                          TO RETURN ACCEPTANCE RECEIPT

                                  DISCREPANCIES

                                    EXHIBIT D


                        FORM OF CERTIFICATES OF Sublessee



                              OFFICER'S CERTIFICATE


         Reference is hereby made to the Sublease of Lease Agreement dated as of March ___, 1996, between TACA International Airlines, S.A., as Sublessor and WESTERN PACIFIC AIRLINES, INC. (the "Sublease"). Capitalized terms used herein shall, except as otherwise defined herein, have the respective meanings assigned thereto or incorporated by reference to any other document in the Sublease. Pursuant to Section 4(a) of the Sublease, in connection with the Sublease, the undersigned hereby certifies as follows:

         1. The undersigned is the duly appointed, qualified and acting President of WESTERN PACIFIC AIRLINES, INC. (the "Sublessee"), a corporation duly organized and existing under the laws of [Delaware], with its principal place of business in Colorado Springs, Colorado;

         2. All of the representations and warranties made by Sublessee in the Sublease are true and accurate as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date (in which case, the undersigned reaffirms that such representations and warranties are true and accurate as of such earlier date); and

         3. No Default or Event of Default has occurred and is continuing, or will result from Sublessee's execution, delivery and performance of the Sublease.

         IN  WITNESS   WHEREOF,   the  undersigned  has  signed  this  Officer's
Certificate this ___ day __________________, 1996.



                                       -----------------------------
                                       Name:
                                       Title:

                             SECRETARY'S CERTIFICATE


         Reference is hereby made to the Sublease of Lease Agreement dated as of March ___, 1996, between TACA International Airlines, S.A., as Sublessor and WESTERN PACIFIC AIRLINES, INC., as Sublessee, (the "Sublease"). Capitalized terms used herein, have the respective meanings assigned thereto or incorporated by reference to any other documents in the Sublease. In connection with the Sublease and pursuant to Section 4(b) of the Sublease, the undersigned hereby certifies as follows:

         1. The undersigned is the duly appointed, qualified and acting [Secretary][Assistant Secretary] of Sublessee, a corporation duly organized under the laws of Delaware, with its principal place of business in Colorado Springs, Colorado.

         2. Attached as Annex A is a true and complete copy of the Articles of Incorporation and the By-laws of Sublessee, as in effect on the date hereof.

         3. There is no pending or contemplated proceeding for the amendment of the Articles of Incorporation or By-laws of Sublessee.

         4. Attached as Annex B is a true and complete copy of resolutions of the Board of Directors of Sublessee, as duly adopted by the Board of Directors in accordance with the Articles of Incorporation and By-laws of Sublessee, duly authorizing the execution, delivery and performance by Sublessee of this Sublease and all other agreements, documents and certificates contemplated hereby or thereby to be executed on behalf of Sublessee, and such resolutions have not been amended, rescinded, modified or revoked and are in full force and effect on the date hereof.

         5. Set forth below are/is the genuine signature of the Executive President of Sublessee, who is the person duly authorized to execute and deliver the Sublease and such other documents and instruments required to be delivered under the Sublease, and who continues to hold his office as of the date hereof:

      Name                Title                                    Signature

         IN WITNESS WHEREOF, the undersigned has signed this Secretary's Certificate this ___ day of _________________, 1996.



                                       -----------------------------
                                       Name:
                                       Title:


         The undersigned, being one of the officers referred to in the foregoing Secretary's Certificate, does hereby certify as of the date of the foregoing Certificate that _________________ is the [Secretary/Assistant Secretary] of WESTERN PACIFIC AIRLINES, INC. and the signature above is his genuine signature.



                                       -----------------------------
                                       Name:
                                       Title:

                                   EXHIBIT E


                     FORM OF OPINION OF SUBLESSEE'S COUNSEL


To Each Person Listed
on Schedule A Hereto


Gentlemen:

         We have acted as counsel for WESTERN PACIFIC AIRLINES, INC., a corporation organized and existing under the laws of _______________________ ("WPA") in connection with the preparation, execution and delivery of the Sublease of Lease Agreement dated as of March ___, 1996 (the "Sublease"), between TACA International Airlines, S.A., as Sublessor, and WPA, as Sublessee, relating to the lease of the Aircraft. Capitalized terms used herein and not otherwise defined shall have the meanings defined in the Sublease.

         In that  connection we have examined the  following:  (i) the Sublease;
(ii) the Lease; (iii) the Security Subleases; (iv) the Mortgage; (v) the Articles of Incorporation and bylaws of WPA and all amendments thereto (the "Charter"); and (vi) such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such other records and such other instruments and certificates of public officials and of officers and representatives of WPA as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.

         In arriving at the opinions expressed below, we have assumed the genuineness of all signatures and the due authorization, execution and delivery by the parties thereto (other than WPA) of each of the documents listed above. In addition, we have made such investigations of law as we have deemed appropriate for the purpose of giving the opinions expressed below.

         On the basis of the foregoing, the further assumptions set forth below and our consideration of such other matters of fact and questions of law as we have deemed relevant in the circumstances, and subject to the limitations set forth below, we are of the opinion that:

         (1) WPA is a corporation duly organized, validly existing and in good standing under the laws of ____________ and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform its obligations under the Sublease, the Lease and all other documents contemplated thereby to which it is or will become a party (collectively the "Documents"), and holds all material licenses, certificates and permits from all Government Entities of __________________ necessary for the conduct of its business as now conducted.

         (2) The execution, delivery and performance by WPA of the Documents (a) have been duly authorized by all necessary corporate action on the part of WPA,
(b) do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of WPA, (c) do not contravene any law, rule or regulation of any Government Entity binding on WPA,
(d) do not contravene any order binding on WPA, (e) do not contravene any provision of the Charter of WPA, and (f) do not contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property or assets of WPA under any indenture, mortgage, contract or other agreement to which WPA is a party or by which it or its properties may be bound or affected or any applicable law, rule or regulation, judgment, order or decree of any Government Entity or court having jurisdiction over WPA or any of its properties or assets. Each of the Documents has been duly executed and delivered by WPA.

         (3) No authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery and performance by WPA of the Documents, but the failure so to record or file the Sublease will not affect the enforceability of WPA's obligations under the Documents. The Documents are in proper form for filing and recording.

         (4) The Documents are the legal, valid and binding obligations of WPA enforceable against WPA in accordance with their respective terms.

         (5) The obligations of WPA under the Documents rank at least pari passu in all respects with all other unsecured obligations of WPA and are not subject to any law, rule or regulation of ___________ or any Governmental Entity thereof with regard to any preference for payment of obligations or any rescheduling of the payment of any debt or other obligations.

         (6) The Lease, as assigned to WPA pursuant to the Sublease, creates a valid leasehold interest in the Aircraft.

         (7) There is no pending or, to the best of our knowledge after due inquiry, threatened action or proceeding affecting WPA or any of its subsidiaries before any court, governmental agency or arbitrator, or which affects or purports to restrain the making or performance of, or affects the legality, validity or enforceability of the Documents or the transactions contemplated thereby.

         (8) Neither WPA nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

         (9) There is and will be no Tax, levy, impost, deduction, charge or withholding imposed by any Taxing Authority of any relevant jurisdiction therein or thereof either (i) on or by virtue of the execution or delivery of the Documents or any other document to be furnished thereunder or in connection therewith or (ii) on any payment made, or to be made, by WPA pursuant to any of the Documents.

         (10) It is not necessary to take any action in Colorado or under the laws of Ecuador to perfect the interest of the Lessor in the Aircraft or the security interests in favor of the Lender which the Mortgage or the Security Subleases purport to create in the Aircraft, the Lease or any other portion of the Security (as defined in the Mortgage). No person, by performing any act in Colorado including, without limitation, the execution or recording of a bill of sale or any security interest, can acquire any interest prior in right to the Lessor or the interests in favor of the Lender which the Mortgage purports to create in the Aircraft or any other portion of the Security.

         (11) It is not necessary under the laws of Colorado (i) in order to enable the Sublessor to enforce its rights under the Sublease, the Lessor to enforce its rights under the Lease or the Lender to enforce its rights under the Mortgage, or (ii) by reason of the execution, delivery and performance of any of the Documents that the Sublessor, the Lessor, the Lender or any Lender should be licensed, qualified or otherwise entitled to carry on business in Colorado.

         (12) Neither Sublessor, Lessor nor Lender will be deemed to be a resident domiciled or carrying on business or subject to taxation or other unfavorable consequences in Colorado by reason only of the execution, delivery, performance and/or enforcement of the Sublease or the Security Subleases.

         (13) Neither WPA nor any of its subsidiaries is, to the best of our knowledge after due inquiry, in breach of or default under any agreement to which it is a party or which is binding on it or any of its assets.

         (14) The choice of New York law set forth (a) in the Sublease, the Lease, the Security Subleases and the Mortgage, in each case to govern such respective document and to control the construction thereof, is in each case, under the laws of Colorado, a valid, effective and enforceable choice of law.

         (15) A judgment obtained against WPA in a court in the State of New York pursuant to service of process in accordance with the Sublease would be enforceable in Colorado against WPA's assets located therein, and execution against WPA's assets in Ecuador to satisfy such a judgment could be obtained in Ecuador.

         (16) WPA has legally, validly, effectively and irrevocably submitted to the jurisdiction of any United States or state courts in New York City, New York, and has legally, validly, effectively and irrevocably appointed CT Corporation System as its authorized agent for the purposes described in the Sublease.


                                       Very truly yours,

                                    EXHIBIT F

                             FORM OF MONTHLY REPORT

                 MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT

To:      TACA INTERNATIONAL AIRLINES, S.A. (the "Sublessor")
         Alto Edificio Caribe, 2d. Piso
         San Salvador, El Salvador
         Attention: President
         Telecopier: (503) 98-0827


From:             WESTERN PACIFIC AIRLINES, INC. (the "Sublessee")



         Re:      AIRCRAFT TYPE:  Boeing 737-3S3
                  REGISTRATION:
                  SERIAL NUMBER: 23787
                  MONTH OF ________ 19__

================================================================================
AIRCRAFT TOTAL TIME SINCE NEW                          HRS:
- - --------------------------------------------------------------------------------
AIRCRAFT TOTAL CYCLES SINCE NEW                        CYCLES:
- - --------------------------------------------------------------------------------
AIRFRAME FLIGHT HOURS DURING MONTH                     HRS:
- - --------------------------------------------------------------------------------
AIRFRAME BLOCK HOURS DURING MONTH                      HRS:
- - --------------------------------------------------------------------------------
AIRFRAME CYCLES/LANDING DURING MONTH                   CYCLES:
- - --------------------------------------------------------------------------------
TIME REMAINING TO D OR HEAVY MAINTENANCE
CHECK
================================================================================

Date of next scheduled "C" check:  __________

================================================================================
ENGINE SERIAL NUMBER ______                   ENGINE SERIAL NUMBER ________
ORIGINAL POSITION _________                   ORIGINAL POSITION ___________
- - --------------------------------------------------------------------------------
ACTUAL LOCATION:                              ACTUAL LOCATION:
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
                                 HOURS:                             HOURS:
- - --------------------------------------------------------------------------------
TOTAL TIME SINCE NEW                         TOTAL TIME SINCE NEW
- - --------------------------------------------------------------------------------
TOTAL CYCLES SINCE NEW                       TOTAL CYCLES SINCE
                                             NEW
- - --------------------------------------------------------------------------------
FLIGHT HOURS FLOWN                           FLIGHT HOURS FLOWN
DURING MONTH                                 DURING MONTH
- - --------------------------------------------------------------------------------
CYCLES DURING MONTH                          CYCLES DURING MONTH
- - --------------------------------------------------------------------------------
TIME REMAINING TO HSI                        TIME REMAINING TO HSI
- - --------------------------------------------------------------------------------
TIME REMAINING TO EHM                        TIME REMAINING TO EHM
================================================================================
NOTE:             IF LESSOR OWNED ENGINE IS REMOVED OR INSTALLED ON
                  ANOTHER AIRCRAFT IT MUST BE REPORTED MONTHLY ON THIS
                  FORM.

SERVICE  BULLETINS,   AIRWORTHINESS  DIRECTIVES,  ENGINEERING  MODIFICATIONS  OR
CHANGES SCHEDULED OR COMPLETED (INDICATE DATE SCHEDULED FOR COMPLETION OR DATE OF COMPLETION, AS APPLICABLE):

================================================================================
================================================================================
================================================================================
================================================================================



WARRANTY CLAIMS MADE OR SETTLED SINCE LAST REPORT (INDICATE NATURE OF CLAIM AND SETTLEMENT, AS APPLICABLE):

================================================================================
================================================================================
================================================================================
================================================================================

                               SUBLEASE SUPPLEMENT

                  SUBLEASE SUPPLEMENT, dated March 29, 1996, between: TACA INTERNATIONAL AIRLINES, S.A. ("Sublessor") and WESTERN PACIFIC AIRLINES, INC., a corporation formed under the laws of Delaware (together with its Sublessors and permitted assigns, the "Sublessee").

                  Sublessor and Sublessee have heretofore entered into that certain Sublease Agreement dated as of March 18, 1996 relating to one Boeing
737-3S3 aircraft (the "Sublease"). Capitalized terms used herein without definition shall have the meanings set forth in the Sublease. The Sublease provides for the execution and delivery of a Sublease Supplement for the purpose of leasing the Aircraft under the Sublease as and when delivered by Sublessor to Sublessee in accordance with the terms thereof. The Sublease relates to the Aircraft and Engines described below.

                  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Sublessor and Sublessee hereby agree as follows:

                  1. Sublessor hereby delivers and leases to Sublessee under the Sublease, and Sublessee hereby accepts and leases from Sublessor under the Sublease, the following Boeing 737-3S3 aircraft (the "Aircraft") and Engines, all as more particularly described in the Sublease, together with the Aircraft
Documentation:

                  (i) Aircraft: FAA Registration No. N375TA; manufacturer's serial no. 23787;

                  (ii) two (2) CFM International, Inc. Model CFM56-3B2 engines bearing, respectively manufacturer's serial nos. 721150 and 721734 (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                  2. The Commencement Date is the date of this Sublease Supplement set forth in the opening paragraph hereof.

                  3. Sublessee hereby confirms to Sublessor that as between Sublessee and Sublessor, Sublessee has accepted the Aircraft for all purposes hereof and of the Sublease as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in condition, design, operation or fitness for use, whether or not discoverable by Sublessee as of the date hereof; provided that nothing contained herein or in the Sublease shall in any way diminish or otherwise affect any right Sublessee or Sublessor may have with respect to the Aircraft against the Manufacturer or any subcontractor or supplier of the Manufacturer under the Purchase Agreement or otherwise.

                  4. Sublessee hereby confirms that on the date hereof no Default or Event of Default has occurred and is continuing or would result from Sublessee's execution, delivery and performance of the Sublease.

                  5. All the terms and provisions of the Sublease are hereby incorporated by reference in this Sublease Supplement to the same extent as if fully set forth herein.

                  IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease Supplement to be duly executed on the day and year first above written.


                                       TACA INTERNATIONAL AIRLINES, S.A.,
                                       as Sublessor



                                       By _______________________________
                                          Name:
                                          Title:


                                       WESTERN PACIFIC AIRLINES, INC.,
                                       as Sublessee




                                       By________________________________
                                         Name:
                                         Title:

          -------------------------------------------------------------




                                   ASSIGNMENT

                                       OF

                               SUBLEASE AGREEMENT

                           Dated as of March ___, 1996

                                     Between


                       TACA INTERNATIONAL AIRLINES, S.A.,
                                    Assignor

                                       and

               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                           but solely as Trustee under
                              the Trust Agreement,
                                    Assignee



             Sublease Agreement, dated as of March 18, 1996, between
              TACA International Airlines, S.A., as Sublessor and
                  Western Pacific Airlines, Inc., as Sublessee
                   Covering One Boeing Model 737-3S3 Aircraft,
               and Two CFM International, Inc. CFM 56-3B2 Engines



          -------------------------------------------------------------

                  The right and interest of the Assignee in and to this Assignment, dated as of the date hereof, has been assigned as security to ING Aviation Lease B.V., as Agent for itself and each of the Lenders (the "Lenders") under the Credit Agreement dated as of November 4, 1993, to the extent provided in the Assignment of Security Document dated as of March __, 1996. No security interest in and to this Assignment and the Assignment of Security Document may be created through the transfer or possession of any counterpart other than the original counterpart which shall be identified as the counterpart containing the receipt therefor executed by the Lender.

                  THIS ASSIGNMENT OF SUBLEASE AGREEMENT dated as of March ___, 1996 between TACA International Airlines, S.A. (the "Assignor") and First Security Bank of Utah, National Association, not in its individual capacity, but solely as Trustee under the Trust Agreement dated as of November 4, 1993 between itself and Amerilease Capital Corporation Ltd. (the "Assignee").

                              W I T N E S S E T H:


                  WHEREAS, the Assignor and Assignee have entered into that certain Lease Agreement dated as of November 4, 1993 (the "Lease Agreement"), which Lease, together with Lease Supplement No. 1 dated November 10, 1993 and the Mortgage, were recorded by the FAA on November 12, 1993 as Conveyance No. S091609; and

                  WHEREAS, the Assignor and Western Pacific Airlines, Inc. ("Western Pacific") have entered into a Sublease Agreement dated as of March 18, 1996 (the "Sublease"), pursuant to which the Assignor has agreed to sublease the Aircraft to Western Pacific, for the period and subject to the terms and conditions and for such value and consideration received as specified in the Sublease; and

                  WHEREAS, the Assignor remains liable under the Lease Agreement to perform all of its obligations thereunder and be governed by the terms and conditions of such Lease Agreement; and

                  WHEREAS, capitalized terms used in this Assignment that are not otherwise defined in this Assignment are used as they are defined in the
Sublease:

                  NOW THEREFORE, the parties hereby agree as follows:

                  1. Assignment of Sublease. For value received and to secure the due and punctual payment and performance of all the Assignor's obligations under the Lease Agreement, the Assignor hereby assigns, transfers and conveys to the Assignee, its successors and assigns, all its right, title and interest in, to and under (but not any of its obligations under) the Sublease, including but not limited to:

                           (a) the Sublease, and all the Assignor's rights and interests thereunder;

                           (b) any and all  rents,  insurance  and  condemnation
                  proceeds, and all other payments and other moneys due or to become due, and any and all claims, rights, powers, remedies, title and interest of the Assignor in and to or under or arising out of the Sublease (including without limitation all claims for damages or other sums arising upon sale or other disposition of or loss of use of or requisition of title to or use of the Aircraft and any part thereof at any time subject to the Sublease or upon any event of default specified therein (hereinafter referred to as a "Assignment Event of Default");

                           (c) all  rights,  powers,  privileges,  remedies  and
                  other benefits of the Assignor under the Sublease and all rights to make determinations, exercise options or elections, give or withhold consents, waivers and approvals, give notices and exercise remedies (including the right to declare or exercise remedies with respect to an Assignment Event of Default and to repossess any property), to take any other action under or in respect of the Sublease or accept any surrender or redelivery of the Aircraft and any part thereof, as well as all the rights, powers and remedies on the part of the Assignor, whether arising under the Sublease or by statute or at law or in equity or otherwise, as a result of any Assignment Event of Default or event that, with the giving of notice or the lapse of time, or both, would become an Assignment Event of Default (hereinafter referred to as a "Assignment Default"); and

                           (d)      all proceeds of the foregoing.

                  This Assignment is a present assignment and shall be effective, and the security interest created hereby shall attach, immediately upon execution of this Assignment; provided, however, that the Assignee shall not be entitled to exercise, and the Assignor alone shall be entitled to exercise, any of the rights, powers, privileges, remedies and other benefits of the Assignor described above, unless and until an Event of Default under the Lease Agreement or Credit Agreement shall have occurred and be continuing.

                  2. Performance of Assignor's Obligations. It is expressly agreed that anything herein contained to the contrary notwithstanding (i) the Assignor shall remain liable under the Lease Agreement to perform all of its obligations thereunder to the same extent as if the Sublease had not been executed, (ii) neither the Assignee nor any other party other than the Assignor shall have any obligation or liability under the Sublease by reason of or arising out of this Assignment, nor shall the Assignee or any such other party be required or obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to the Sublease, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled under the Sublease at any time or times and (iii) at any time when an Event of Default under the Lease Agreement has occurred and is continuing at the Assignee's option, the Assignee may, but shall be under no obligation to, perform, or cause to be performed, all or any part of the obligations and agreements of the Assignor under the Sublease, without releasing the Assignor therefrom.

                  3. Event of Default. Upon the occurrence of an Event of Default under the Lease Agreement or under the Credit Agreement and at any time thereafter so long as the same shall be continuing, the Assignee may, at its option, exercise one or more of the remedies set forth below and/or available to it under this Assignment and the Sublease or which may be available to it under the New York Uniform Commercial Code whether or not applicable in the relevant jurisdiction, as the Assignee in its sole discretion may determine, which remedies are cumulative and in addition to every other right or remedy provided by law.

                  3.1 Collection of Sublease Payments. The Assignee may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Sublease or any other property assigned thereunder and apply such amount to the payments due under the Lease Agreement, all as the Assignee, in its discretion, shall determine;

                  3.2 Maintenance of Sublease. The Assignee may assume all or any part of the Assignor's right, title and interest in the Sublease and/or any other property assigned thereunder and maintain the Sublease and such other property assigned thereunder in full force and effect, with the Assignee substituted for the Assignor thereunder, and in any such event all the right, title and interest of the Assignor therein shall be extinguished and the Assignee shall be entitled to collect and retain all rents and payments thereunder; and/or

                  3.3 Sale. The Assignee may sell at public or private sale, without appraisal, for such price as it may deem fair, the Sublease and all the Assignor's right, title and interest therein, in which case the Assignee shall give the Assignor at least 15 days' notice of the date fixed for any public sale or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of the Assignor, the Assignor hereby waiving and releasing (to the extent permitted by law) all rights of redemption, stay, appraisal, reclamation and turnover that the Assignor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  4. Expenses and Fees. The Assignor shall pay to the Assignee and its successors and assigns on demand all reasonable attorney's fees and other reasonable expenses incurred by the Assignee in protecting its interest granted hereunder or in exercising its rights and remedies provided hereunder.

                  5. Waiver, Invalidity of Remedies. The Assignor waives any right to require the Assignee to pursue any other remedy it may have against the Assignor. The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction. The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

                  6. Power of Attorney. The Assignor does hereby constitute the Assignee and its successors and assigns, the Assignor's true and lawful attorney-in-fact, with full power (in the name of the Assignor or otherwise) and at the expense of the Assignor but for the use and benefit of the Assignee, at any time after an Event of Default under the Lease Agreement has occurred and for so long as it is continuing, to enforce each and every term and provision of the Sublease and any other property assigned thereunder, to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys due and to become due under or arising out of the Sublease, to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, powers or remedies of every kind and description of the Assignor under or arising out of the Sublease, to file, commence, prosecute, compromise and settle in the name of the Assignor, the Assignee, or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of the Assignor under or arising out of the Sublease or any other property assigned thereunder and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Assignee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Assignee to be necessary or advisable or convenient or proper in its absolute discretion.

                  7. Execution of Documents. The Assignor agrees that at any time or from time to time, upon the written request of the Assignee, the Assignor shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Assignee may deem necessary or desirable in order to obtain the full benefits of this Assignment and the rights and powers granted herein.

                  8. Further Assignment. The Assignee may at any time sell, assign, transfer or otherwise dispose of its interest in the Sublease or this Assignment and in the property and security created thereby and hereby, but only in accordance with the express provisions of the Lease Agreement. The Assignor shall not assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder.

                  9. Assignor's Representations and Warranties. The Assignor represents and warrants that, as to itself, the Sublease is in full force and effect, that the Assignor is not in default thereunder and that it has not assigned, transferred or pledged, and hereby covenants that it will not assign, transfer or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, titles or interests hereby assigned to anyone other than the Assignee, its successors and assigns.

                  10. Governing Law. This Assignment is being delivered in the State of New York, United States of America. This Assignment, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State by residents thereof and to be performed entirely within such State.

                  11. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                  12. Miscellaneous. This Assignment may not be amended, supplemented, modified or waived without the prior written consent of the Assignee and the Assignor. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Assignment, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Lease Agreement and the Sublease.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed this Assignment as of the date first set forth above.


                                            TACA INTERNATIONAL AIRLINES, S.A.



                                            By:______________________________
                                               Title:



                                            FIRST   SECURITY   BANK   OF   UTAH,
                                            NATIONAL  ASSOCIATION,  not  in  its
                                            individual  capacity,  but solely as
                                            Trustee under the Trust Agreement




                                            By:______________________________
                                               Title:

                  IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed this Assignment as of the date first set forth above.


                                            TACA INTERNATIONAL AIRLINES, S.A.



                                            By:______________________________
                                               Title:



                                            FIRST   SECURITY   BANK   OF   UTAH,
                                            NATIONAL  ASSOCIATION,  not  in  its
                                            individual  capacity,  but solely as
                                            Trustee under the Trust Agreement




                                            By:______________________________
                                               Title:

                    -----------------------------------------


                                   ASSIGNMENT

                                       OF

                                SECURITY DOCUMENT


                           Dated as of March 29, 1996

                                     Between


               FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                         not in its individual capacity,
                           but solely as Trustee under
                              the Trust Agreement,
                                    Assignor

                                       and


                             ING AVIATION LEASE B.V.
                                    Assignee



                  Assignment of Sublease Agreement, dated as of
                   March 18, 1996, between TACA International
          Airlines, S.A., as Assignor, and First Security Bank of Utah,
                   National Association, not in its individual
           capacity, but solely as Trustee under the Trust agreement, as Assignee, Covering One Boeing Model 737-3S3 Aircraft,
                and Two CFM International Inc. CFM 56-3B2 Engines


                    -----------------------------------------

                  THIS ASSIGNMENT OF SECURITY DOCUMENT dated as of March 29, 1996 between First Security Bank of Utah, National Association, not in its individual capacity, but solely as Trustee under the Trust Agreement dated as of November 4, 1993 between itself and Amerilease Capital Corporation, Ltd. (the "Assignor"), and ING Aviation Lease B.V. (the "Assignee") as agent for itself and each of the Lenders under the Credit Agreement (the "Credit Agreement") dated as of November 4, 1993.

                              W I T N E S S E T H :

                  WHEREAS,   the  Assignor  and  Assignee  are  parties  to  the
above-referenced Credit Agreement, pursuant to which the Lenders made certain loans to the Assignor;

                  WHEREAS, the Assignor and TACA International Airlines, S.A. (the "Lessee") are parties to the Lease Agreement dated as of November 4, 1993 (the "Lease), which Lease, together with Lease Supplement No. 1 dated November 10, 1993 and the Mortgage, were recorded by the FAA on November 12, 1993 as Conveyance No.
S091609;

                  WHEREAS, the Lessee and Western Pacific Airlines, Inc. ("Western Pacific") have entered into a Sublease Agreement dated as of March 18, 1996 (the "Sublease"), pursuant to which the Lessee has agreed to Sublease the Aircraft to Western Pacific for the such period, subject to such terms and conditions, and for value and consideration received as specified in the Sublease; and

                  WHEREAS, the Assignor and the Lessee have entered into an Assignment of Sublease Agreement dated as of March 29, 1996 (the "Lessee Assignment"), pursuant to which the Lessee has agreed to assign, transfer and convey to the Assignor, its successors and assigns, all its right, title and interest in, to and under the Sublease; and

                  WHEREAS, it is a condition to the Assignee's consent to the transaction contemplated by the Sublease that Assignor assign to Assignee all of its right and interest under the Sublease as further security for Assignor's obligation to Assignee under the Credit Agreement; and

                  WHEREAS, capitalized terms used in this Assignment that are not otherwise defined in this Assignment are used as they are defined in the Credit Agreement;

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. Assignment. For value received and to secure the due and punctual payment and performance of all the Assignor's obligations under the Credit Agreement and the Mortgage, the

Assignor hereby assigns, transfers and conveys to the Assignee, it successors and assigns, all its right, title and interest in, to and under (but not any of its obligations under) the Lessee Assignment, including but not limited to:

                           (a) the Lessee Assignment, and all the Assignor's rights and interests thereunder;

                           (b) any and all rents, insurance and condemnation proceeds, and all other payments and other moneys due or to become due, and any and all claims, rights, powers, remedies, title and interest of the Assignor in and to or under or arising out of the Lessee Assignment (including without limitation all claims for damages or other sums arising upon sale or other disposition of or loss of use of or requisition of title to or use of the Aircraft and any part thereof at any time subject to the Lessee Assignment or upon any event of default specified in the Sublease (hereinafter referred to as an "Assignment Event of Default"));

                           (c) all rights, powers, privileges, remedies and other benefits of the Assignor under the Lessee Assignment and all right to make determinations, exercise options or elections, give or withhold consents, waivers and approvals, give notices and exercise remedies (including the right to declare or exercise remedies with respect to an Assignment Event of Default and to repossess any property), to take any other action under or in respect of the Lessee Assignment or accept any surrender or redelivery of the Aircraft and any part thereof, as well as all the rights, powers and remedies on the part of the Assignor, whether arising under the Lessee Assignment or by statute or at law or in equity or otherwise, as a result of any Assignment Event of Default or event that, with the giving of notice or the lapse of time, or both, would become an Assignment Event or Default (hereinafter referred to as an "Assignment Default"); and

                           (d) all proceeds of the foregoing.

                  This assignment is a present assignment and shall be effective, and the security interest created hereby shall attach, immediately upon execution of this Assignment; provided however, that the Assignee shall not be entitled to exercise, and the Assignor alone shall be entitled to exercise, any of the rights, powers, privileges, remedies and other benefits of the Assignor described above, unless and until an Event of Default under the Credit Agreement or the Mortgage shall have occurred and be continuing.

                  2. Performance of Assignor's Obligations. It is expressly agreed that anything herein contained to the contrary notwithstanding,
(i) the Assignor shall remain liable under the Credit Agreement and the Mortgage to perform all of its obligations thereunder to the same extent as if the Lessee Assignment had not been executed, (ii) neither the Assignee nor any other party other than the Assignor shall have any obligation or liability under the Sublease or Lessee Agreement by reason of or arising out of this Assignment, nor shall the Assignee or any such other party be required or obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to the Sublease or Lessee Agreement, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times and
(iii) at any time when an Event of Default under the Credit Agreement and the Mortgage has occurred and is continuing, at the Assignee's option, the Assignee may, but shall be under no obligation to, perform, or cause to be performed, all or any part of the obligations and agreements of the Assignor under the Sublease or the Lessee Assignment, without releasing the Assignor therefrom.

                  3. Event of Default. Upon the occurrence of an Event of Default under the Credit Agreement and at any time thereafter so long as the same shall be continuing, the Assignee may, at its option, exercise one or more of the remedies set forth below and/or available to it under this Assignment, the Lessee Assignment, Lease Agreement or under the Credit Agreement or the Mortgage or which may be available to it under the New York Uniform Commercial Code whether or not applicable in the relevant jurisdiction, as the Assignee in its sole discretion may determine, which remedies are cumulative and in addition to every other right or remedy provided by law.

                           3.1 Collection of Payments under Lessee Assignment. The Assignee may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Lessee Assignment or any other property assigned thereunder and apply such amount to the payments due under the Credit Agreement, all as the Assignee, in its discretion, shall determine;

                           3.2 Maintenance of Lessee Assignment. The Assignee may assume all or any part of the Assignor's right, title and interest in the Lessee Assignment and/or any other property assigned thereunder and maintain the Lessee Assignment and such other property assigned thereunder in full force and effect, with the Assignee substituted for the Assignor thereunder, and in any such event all the right, title and interest of the Assignor therein shall be extinguished and the Assignee shall be entitled to collect and retain all rents and payments thereunder; and/or

                           3.3 Sale. The Assignee may sell at public or private sale, without appraisal, for such price as it may deem fair, the Lessee Assignment and all the Assignor's right, title and interest therein, in which case the Assignee shall give the Assignor at least 15 days' notice of the date fixed for any public sale or the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of the Assignor, the Assignor hereby waiving and releasing (to the extent permitted by law) all rights of redemption, stay, appraisal, reclamation and turnover that the Assignor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  4. Expenses and Fees. The Assignor shall pay to the Assignee and its successors and assigns on demand all reasonable attorney's fees and other reasonable expenses incurred by the Assignee in protecting its interest granted hereunder or in exercising its rights and remedies provided hereunder.

                  5. Waiver, Invalidity of Remedies. The Assignor waives any right to require the Assignee to pursue any other remedy it may have against the Assignor. The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction. The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

                  6. Power of Attorney. The Assignor does hereby constitute the Assignee and its successors and assigns, the Assignor's true and lawful attorney-in-fact, with full power (in the name of the Assignor or otherwise) and at the expense of the Assignor but for the use and benefit of the Assignee, at any time after an Event of Default under the Credit Assignment or the Mortgage has occurred and for so long as it is continuing, to enforce each and every term and provision of the Lessee Assignment and any other property assigned thereunder, to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys due and to become due under or arising out of the Lessee Assignment, or any other property assigned thereunder, to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, power or remedies of every kind and description of the Assignor under or arising out of the Lessee Assignment, or any other property assigned thereunder, to file, commence, prosecute, compromise and settle in the name of the Assignor, the Assignee, or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of the Assignor under or arising out of the Lessee Assignment or any other property assigned thereunder and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Assignee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Assignee to be necessary or advisable or convenient or proper in its absolute discretion.

                  7. Execution of Documents. The Assignor agrees that at any time or from time to time, upon the written request of the Assignee, the Assignor shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Assignee may deem necessary or desirable in order to obtain the full benefits of this Assignment and the rights and powers granted herein.

                  8. Assignment; Payments. The Assignee may at any time sell, assign, transfer or otherwise dispose of its interest in the Lessee Assignment or this Assignment and in the property and security created thereby and hereby, but only in accordance with the express provisions of the Mortgage. The Assignor shall not assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder.

                  9. Assignor's Representations and Warranties. The Assignor represents and warrants that, as to itself, the Lessee Assignment is in full force and effect, that the Assignor is not in default thereunder and that it has not assigned, transferred or pledged, and hereby covenants that it will not assign, transfer or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, titles or interests hereby assigned to anyone other than the Assignee, its successors and assigns.

                  10. Governing Law. This Assignment is being delivered in the State of New York, United States of America. This Assignment, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State by residents thereof and to be performed entirely within such State.

                  11. Counterparts. This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                  12. Miscellaneous. This Assignment may not be amended, supplemented, modified or waived without the prior written consent of the Assignee and the Assignor. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Assignment, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Credit Agreement.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed this Assignment as of the date first set forth above.

                                    FIRST   SECURITY  BANK  OF  UTAH,   NATIONAL
                                    ASSOCIATION, not in its individual capacity,
                                    but  solely  as  Trustee   under  the  Trust
                                    Agreement




                                    By:_________________________________
                                       Title:


                                    ING AVIATION LEASE B.V.



                                    By:__________________________________
                                       Title:

                   AMENDMENT NO. 1 TO AIRCRAFT LEASE AGREEMENT


                  This AMENDMENT NO. 1 TO AIRCRAFT LEASE AGREEMENT dated as of March 29, 1996 (the "Amendment"), is entered into between TACA INTERNATIONAL AIRLINES, S.A. ("LESSEE") and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity (except as otherwise specified) but solely as trustee, under the Trust Agreement ("LESSOR").

                  WHEREAS, LESSOR and LESSEE are parties to that certain Aircraft Lease Agreement dated as of November 4, 1993 (the "Lease") (capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease), which, together with Lease Supplement No. 1 thereto dated as of November 10, 1993 and the Mortgage, were recorded by the FAA on November 12, 1993 as Conveyance No. S091609;

                  WHEREAS, pursuant to the Lease, LESSOR has leased to LESSEE one (1) Boeing B737-3S3 aircraft bearing manufacturer's serial number 23787 and United States registration N375TA, equipped with two (2) CFM International, Inc. Model CFM 56-3B2 engines bearing manufacturer's serial nos. 720890 and 721734, respectively (the "Aircraft");

                  WHEREAS, LESSEE, as sublessor, and Western Pacific Airlines, Inc., as sublessee ("Sublessee"), have entered into that certain Sublease Agreement dated as of the date hereof (the "Sublease"), pursuant to which LESSEE has agreed to lease the Aircraft to Sublessee for the term and on the conditions set forth therein;

                  WHEREAS, LESSEE has requested that LESSOR consent to the Sublease, and LESSOR has agreed to consent to Sublease provided that LESSOR and LESSEE amend the lease as hereinafter set forth.

                  In consideration of the premises, LESSOR and LESSEE hereby agree as follows:

                  1. Amendments to Section 1 of the Lease. Section 1 of the Lease is hereby amended by the addition of the following definitions:

                  "Insured Value" shall mean (i) if the Sublease is in effect, the Stipulated Loss Value, and (ii) at all times while that the Sublease is not in effect, [XX] of the Stipulated Loss Value.

                  "Stipulated  Loss Value" shall mean as of any particular  date
         (i) if the Sublease is in effect, the amount set forth in Schedule 1 to the Sublease, and (ii) at all times that the Sublease is not in effect, the amount set forth in Schedule 1 to the Lease with reference to such date.

                           "Sublease" shall mean that certain Sublease Agreement dated as of March 18, 1996, between Lessee, as sublessor, and Sublessee, as sublessee, as originally executed or as modified, amended or supplemented pursuant to the applicable provisions thereof.

                           "Sublessee" shall mean Western Pacific Airlines, Inc., a Delaware corporation.

                  2. Amendment to Section 3(a) of the Lease. Section 3(a) of the Lease is hereby amended by deleting such section in its entirety and substituting in its place the following:

                  "(a) Term. The Term shall be the period commencing on the Delivery Date (November 10, 1993) and ending, unless earlier terminated pursuant to the provisions of this Lease, on the later to occur of (i) the tenth (10th) anniversary of such Delivery Date, and (ii) the date on which the Sublease Term (as defined in the Sublease) expires or is terminated in accordance with the provisions of the Sublease."

                  3. Amendment to Section 3(b) of the Lease. Section 3(b) of the Lease is hereby amended by adding the following sentence to the end of such section:

                  "At any time during the Term while the Sublease is in effect, the Basic Rent payable by Lessee shall be increased to the amount of "Basic Rent" actually paid by the Sublessee to Lessee pursuant to the Lease (if such amount is higher than the Basic Rent otherwise payable hereunder)."

                  4. Amendment to Section 3(c) of the Lease. Section 3(c) of the Lease is hereby amended by adding the following sentence to the end of such section:

                  "Lessee also agrees to pay to Lessor, as Supplemental Rent, any and all amounts paid to Lessee by Sublessee as Maintenance Reserves (as defined in the Sublease) pursuant to the Sublease; provided, that Lessor shall return to Lessee any amount of the Maintenance Reserves that Lessee is required to reimburse to Sublessee, at the times required by and otherwise in accordance with the provisions of the Sublease"

                  5. Amendment to Section 10(b) of the Lease. The first sentence of Section 10(b) of the Lease is hereby amended by deleting such sentence in its entirety and substituting in its place the following:

                  "Upon the occurrence of an Event of Loss with respect to an Engine only, Lessee shall give Lessor prompt written notice thereof and shall, within one hundred twenty (120) days after the occurrence of such Event of

                  Loss, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens other than Permitted Liens and having a value, utility and remaining life (determined by reference to the hours or cycles remaining on all life-limited Parts installed in such Replacement Engine) at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value or utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss."

                  6. No Further Amendments. Except as expressly modified by this Amendment all of the terms and conditions of the lease shall remain unchanged and in full force and effect.

                  7. Effectiveness; Counterparts. This Amendment shall become binding and effective upon execution of the Amendment by the parties hereto. This Amendment may be executed in counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile will be deemed effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an originally executed counterpart; provided, the failure of any party to deliver an originally executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.



                          (Continued on Signature Page)

                  IN WITNESS WHEREOF, LESSOR and LESSEE have each caused this Amendment No. 1 to Aircraft Lease Agreement to be duly executed as of the day and year first above written.


                                       TACA INTERNATIONAL AIRLINES, S.A.




                                       By:________________________________
                                          Title:  Vice President Finance


                                       FIRST   SECURITY   BANK   OF   UTAH,
                                       NATIONAL  ASSOCIATION,  not  in  its
                                       individual   capacity   (except   as
                                       otherwise  specified)  but solely as
                                       trustee under the Trust Agreement



                                       By:___________________________________
                                       Title:  Assistant Vice President